As filed with the Securities and Exchange Commission on September 4, 2026

1933 Act Registration No. ___________

1940 Act Registration No. 811-24216

United States

Securities and Exchange Commission

Washington, D.C. 20549

Form N-1A

Registration Statement Under the Securities Act of 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No.	☐
and/or
Registration Statement Under the Investment Company Act of 1940	☒
Amendment No.	☐

TenGrove ETF Trust

429 Park Avenue

Rye, New York 10580

(336) 420-9875

(Registrant’s Exact Name, Address and Telephone Number)

William O’Boyle

TenGrove ETF Trust

429 Park Avenue

Rye, New York 10580

(Name and Address of Agent for Service)

Copy to:

Morrison C. Warren, Esq.

Chapman and Cutler LLP

320 South Canal Street

Chicago, Illinois 60606

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

Contents of Registration Statement

This Registration Statement comprises the following papers and contents:

The Facing Sheet

Part A – Prospectus for TenGrove U.S. Public-Private Technology ETF, TenGrove International Public-Private Technology ETF, TenGrove Public-Private Fintech, Payments & Digital Commerce ETF, and TenGrove Premium Equity Income ETF, TenGrove Laddered Buffered Equity ETF

Part B – Statement of Additional Information for TenGrove U.S. Public-Private Technology ETF, TenGrove International Public-Private Technology ETF, TenGrove Public-Private Fintech, Payments & Digital Commerce ETF, and TenGrove Premium Equity Income ETF, TenGrove Laddered Buffered Equity ETF

Part C – Other Information

Signatures

Index to Exhibits

Exhibits

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED September [  ], 2026

Prospectus

TenGrove ETF Trust

TenGrove ETF Trust (the “Trust”) is a registered investment company consisting of separate investment portfolios. This Prospectus relates to the following portfolios (each, a “Fund” and collectively, the “Funds”):

Name	Ticker Symbol

TenGrove U.S. Public-Private Technology ETF	[__]

TenGrove International Public-Private Technology ETF	[__]

TenGrove Public-Private Fintech, Payments & Digital Commerce ETF	[__]

TenGrove Premium Equity Income ETF	[__]

TenGrove Laddered Buffered Equity ETF	[__]

Each Fund is an exchange-traded fund. Shares of each Fund are listed on NYSE Arca, Inc. and trade at market prices. The market price for each Fund’s shares may be different from its net asset value per share.

[ ], 2026

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

-i-

-ii-

TenGrove U.S. Public-Private Technology ETF

Investment Objective

The TenGrove U.S. Public-Private Technology ETF (the “Fund”) seeks capital appreciation.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and examples below.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fee(1)	[ ]%
Other Expenses(2)	[ ]%
Total Annual Fund Operating Expenses	[ ]%

(1)

The management fee is structured as a “unified fee,” out of which TenGrove LLC, the Fund’s adviser (the “Adviser”), pays all of the ordinary operating expenses of the Fund, except for payments under any 12b-1 plan; taxes and other governmental fees; brokerage fees, commissions and other transaction expenses; interest and other costs of borrowing; litigation or arbitration expenses; acquired fund fees and expenses; and extraordinary or other non-routine expenses of the Fund; each of which is paid by the Fund.

(2)	“Other Expenses” are estimates based on the expenses the Fund expects to incur for the current fiscal year.

Example

This example (the “Example”) is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or sell all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not take into account brokerage commissions or other transaction costs that you pay when purchasing or selling shares. The return of 5% and estimated expenses are for illustration purposes only, and should not be considered indicators of expected Fund expenses or performance, which may be greater or less than the estimates. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$[ ]	$[ ]

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. There has been no portfolio turnover because the Fund has not commenced operations as of the date of this prospectus.

Principal Investment Strategies

The Fund is an actively managed exchange-traded fund ("ETF") that seeks to achieve its investment objective by investing primarily in securities of public and private U.S. technology and technology-related companies. Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in securities of public or private U.S. technology and technology-related companies and derivatives that provide investment exposure to such securities or to one or more market risk factors associated with such securities. For purposes of compliance with this investment policy, derivative instruments will be valued at their notional value.

The Fund may invest directly in the equity securities of private companies and also may obtain indirect exposure through swaps or other derivative instruments that provide exposure to such companies. The Fund will not invest in securities of private companies (or derivatives providing such exposure) if, immediately after such investment, the Fund’s aggregate investments in private companies would exceed approximately 10% of the Fund’s net assets. The Fund is not required to sell private company investments if its aggregate holdings of such investments exceed 10% of the Fund’s net assets due to appreciation or changes in market values.

For purposes of the Fund’s 80% investment policy, the Fund considers technology and technology-related companies to include companies engaged, among other things, in artificial intelligence (“AI”), software, information technology (“IT”) consulting, IT services, interactive home entertainment, networking equipment, telecom services, communications equipment, technology hardware, storage and peripherals, electrical equipment, electronic equipment, instruments and components, semiconductors and semiconductor equipment, cybersecurity, consumer finance, and interactive media and services, as well as companies whose business models are fundamentally dependent on or enabled by proprietary technology, including companies that operate technology-enabled platforms, marketplaces, or networks, even if such companies are not classified within a traditional technology industry group by third party classification systems. Additionally, for purposes of the Fund’s 80% investment policy, the Fund considers a company to be a U.S. company if it: (i) is organized under the laws of the U.S., (ii) maintains its principal place of business in the U.S., (iii) is traded principally in the U.S. or (iv) at the time of purchase, is classified as a U.S. company by an unaffiliated third-party data provider.

The Fund invests primarily in equity securities, including common stock and preferred stock. The Fund may invest in companies of any market capitalization.

The Adviser will select securities for the Fund’s portfolio using a fundamental, research-driven approach. The Adviser seeks to identify technology companies it believes possess durable competitive advantages, large and growing addressable markets, strong unit economics, and management teams with a demonstrated ability to allocate capital effectively. The process may include analysis of company financial statements and public disclosures, industry and competitive analysis, and direct engagement with company management teams, customers, suppliers, and other industry participants. The Adviser may consider each company’s exposure to artificial intelligence and related technologies, including whether the company develops, enables, or benefits from the adoption of such technologies. For private companies, the process may include evaluating the company’s capitalization, path to liquidity, governance, and the terms and transferability of the securities available for purchase. The portfolio is generally concentrated in the Adviser’s highest-conviction ideas, and position sizes reflect the Adviser’s assessment of each company’s risk-adjusted return potential.

The Fund will concentrate its investments in companies operating in one or more industries within the technology group of industries.

The Fund is classified as non-diversified under the Investment Company Act of 1940, as amended (the “Investment Company Act”). Accordingly, the Fund may invest a higher percentage of its assets in a particular company or industry than a diversified fund.

Principal Risks of Investing in the Fund

It is important to note that you could lose all or part of your investment in the Fund. The Fund’s investment performance could provide lower returns than those of other investments. The Fund is subject to certain risks, including the principal risks noted below, which may adversely affect the Fund’s net asset value per share (“NAV”), trading price, returns, or ability to meet its primary investment objective. Certain risks are prioritized below, but the significance of particular risks may change over time. You should review each risk factor carefully.

Active Management Risk. The Fund is actively managed and does not seek to track an index. The Adviser’s judgments about particular securities, companies, industries, technologies, regulatory developments, private-market opportunities, valuations, or timing may prove incorrect. The Fund may buy or sell securities at disadvantageous times, may fail to participate in market gains, or may underperform other funds with similar objectives or the broader market. There can be no assurance that the Adviser’s research or portfolio construction will achieve the Fund’s objective.

Equity Securities Risk. The Fund may invest in equity securities whose values can be more volatile than other asset classes. The value of such securities may decline for reasons related to the issuer, as well as general industry or market conditions. Common stock is generally subordinated to preferred securities and debt in a company’s capital structure. Common stock has the lowest priority, and the highest risk, with respect to distribution of dividends and any liquidation payments in the event an issuer of such securities files for bankruptcy.

Market Risk. The Fund may lose money over short periods of time due to short-term market movements. The Fund may lose money over longer periods due to prolonged market downturns. Local, regional or global geopolitical and other events such as war, acts of terrorism, pandemics or other public health issues, financial recessions, possible or actual sovereign defaults or other financial crises, or other events may have a significant negative impact on the Fund and its investments and may result in increased premiums or discounts to the Fund’s NAV.

Technology Companies Risk. Technology companies and companies that rely heavily on technological advances may have limited financial resources, as well as limited access to product lines, markets, supply chains and personnel. Such companies often face intense competition and changes in product cycles and customer preferences. They may face unexpected risks and costs associated with technological developments, such as AI and machine learning. Technology companies may face increased regulatory scrutiny or adverse government or legal action. AI technology, in particular, is often rapidly evolving and subject to additional risks, including those associated with reliance on the collection, analysis, and storage of large amounts of data and complex algorithms, which could result in reputational harm or legal liability, operational errors, and investment losses, and which could impact the Fund’s investments in these companies. Rapid changes to technologies that affect these companies’ products may constitute a material adverse effect on their operating results. These companies are also often dependent on intellectual property rights and may be adversely affected by loss or impairment of those rights. Further, technology companies may rely on patents, copyrights, trademarks or trade secret laws to establish and maintain proprietary rights in their products and technologies. There is no assurance that such companies can successfully protect their intellectual property to prevent the misappropriation of their technology or competitors from developing technology that is substantially similar or superior to such companies’ technology.

Artificial Intelligence Technology Risk. AI technology relies on the collection and analysis of large amounts of data. It may not be practicable to incorporate all relevant data into the model that such AI utilizes to operate. Certain data in such models will inevitably contain a degree of inaccuracy and include material errors, and otherwise be inadequate or flawed. Such inaccuracies may degrade the effectiveness of the AI technology. Companies involved in, or exposed to, AI-related businesses may have limited product lines, resources or personnel. These companies face heightened competition and potentially rapid product obsolescence, relative to traditional industries. These companies often rely on retaining and growing consumer bases for their respective products and services and are accordingly reliant on the end-user demand for products and services in various industries that may in part utilize AI. Further, many companies involved in, or exposed to, AI-related businesses may be substantially exposed to the market and business risks of other industries or sectors, and the Fund may be adversely affected by negative developments impacting those companies, industries or sectors. AI companies may face regulatory fines and penalties that could impact the ability of the companies to operate. The customers and/or suppliers of AI technology companies may be concentrated in a particular country, region or industry. Adverse events affecting one of these countries, regions or industries could have a negative impact on these companies. Geopolitical, local governmental, and regional regulations or restrictions may have an impact on AI technology companies.

Authorized Participant Concentration Risk. An “Authorized Participant” is a member or participant of a clearing agency registered with the Securities and Exchange Commission (the “SEC”), which has a written agreement with the Fund or one of its service providers that allows the Authorized Participant to place orders for the purchase and redemption of creation units (“Creation Units”). Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund, generally in Creation Units. There are a limited number of institutions that may act as Authorized Participants for the Fund, including on an agency basis on behalf of other market participants. No Authorized Participant is obligated to engage in creation or redemption transactions. The Fund’s private and illiquid investments may make it more difficult for Authorized Participants to assemble or receive the prescribed baskets. To the extent that Authorized Participants exit the business or do not place creation or redemption orders for the Fund and no other Authorized Participant places orders, Fund shares are more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting.

Depositary Receipts Risk. Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. In addition to any risks associated with an investment in the underlying issuer, depositary receipts expose the Fund to additional risks associated with any non-uniform terms that apply to depositary receipt programs, credit exposure to the depositary bank and to the sponsors and other parties with whom the depositary bank establishes the programs, currency risk and the risk of an illiquid market for depositary receipts. The issuers of unsponsored depositary receipts are not obligated to disclose information that is, in the United States, considered material. Accordingly, an investor in the Fund may possess less information regarding these issuers, and there may not be a correlation between such information and the market value of the depositary receipts. While depositary receipts provide an alternative to the direct purchase of underlying foreign securities in their respective markets and currencies, they continue to be subject to many of the risks associated with investing directly in foreign securities, including political, economic, and currency risk.

Derivatives Risk. The Fund’s use of derivatives may reduce returns or increase volatility. Derivatives may be subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. Counterparty risk for over-the-counter (“OTC”) derivatives is generally higher than that for derivatives traded on an exchange or through a clearing house. The fluctuations in derivative values may not correlate perfectly with the value of the underlying asset or the performance of the overall markets. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult to value accurately. The Fund could suffer losses as a result of unanticipated market movements, which losses are potentially unlimited. Certain derivatives may give rise to a form of leverage and may expose the Fund to greater risk and increase its costs. U.S. and global regulation of derivatives may make derivatives more costly, limit the availability of derivatives, or otherwise adversely affect the value or performance of derivatives.

Cash Transactions Risk. The Fund may effect some or all of its creations and redemptions for cash rather than in-kind securities, including when private or other illiquid securities cannot be delivered in kind. As a result, the Fund may have to sell portfolio securities at inopportune times in order to obtain the cash needed to meet redemption orders. This may cause the Fund to sell a security and recognize a capital gain or loss that might not have been incurred if it had effected a redemption in-kind. The use of cash creations and redemptions may also cause the Fund’s shares to trade in the market at wider bid-ask spreads or greater premiums or discounts to the Fund’s NAV.

Cybersecurity Risk. The Fund, the Adviser, the Sub-Adviser, portfolio companies and their service providers rely on information systems, networks, and connected devices. Cyberattacks, ransomware, phishing, account takeover, payment fraud, insider threats, system intrusions, software vulnerabilities, or other security incidents may disrupt operations, compromise data or funds, cause losses or liability, and impair customer and counterparty relationships. Cybersecurity incidents may affect several companies or payment channels at the same time, and there is no assurance that security measures will prevent or mitigate every incident.

Illiquid Investments Risk. The Fund may not acquire any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Liquid investments may become illiquid after purchase by the Fund, particularly during periods of market turmoil. There can be no assurance that a security or instrument that is deemed to be liquid when purchased will continue to be liquid for as long as it is held by the Fund, and any security or instrument held by the Fund may be deemed an illiquid investment pursuant to the Fund’s liquidity risk management program. The Fund’s illiquid investments may reduce the returns of the Fund because it may be difficult to sell the illiquid investments at an advantageous time or price. In addition, if the Fund is limited in its ability to dispose of illiquid investments during periods when shareholders are redeeming or selling their shares or the Fund’s net assets otherwise shrink, the Fund will need to dispose of liquid securities to meet redemption requests and illiquid securities will become a larger portion of the Fund’s holdings. An investment may be illiquid due to, among other things, the lack of an active trading market. To the extent that the Fund’s principal investment strategies involve derivatives or securities with substantial market and/or credit risk, the Fund will tend to have greater exposure to the risks associated with illiquid investments. Illiquid investments may be harder to value, especially in changing markets, and if the Fund is forced to sell these investments to meet redemption requests or for other cash needs, the Fund may suffer a loss. In addition, when there is illiquidity in the market for certain securities, the Fund, due to limitations on illiquid investments, may be subject to purchase and sale restrictions. During periods of market volatility, liquidity in the market for the Fund’s shares may be impacted by the liquidity in the market for the underlying securities or instruments held by the Fund, which could lead to the Fund’s shares trading at a premium or discount to the Fund’s NAV.

Industry Concentration Risk. The Fund’s strategy of concentrating in a particular industry means that its performance will be closely tied to the performance of a particular market segment. The Fund’s concentration in these companies may present more risks than if it were broadly diversified over numerous industries and sectors of the economy. A downturn in these companies would have a larger impact on the Fund than on a fund that does not concentrate in such companies. At times, the performance of these companies will lag the performance of other industries or the broader market as a whole.

Issuer Risk. The performance of the Fund depends on the performance of individual securities or other assets which may decline or perform differently from the market generally due to changes in the financial condition or credit rating of the issuer or counterparty.

Large-Capitalization Companies Risk. Large-capitalization companies may be less able than smaller-capitalization companies to adapt to volatile market conditions and unexpected challenges. Large-capitalization companies may have limited growth potential compared with smaller-capitalization companies. The performance of large-capitalization companies may provide lower returns relative to the overall performance of the broader securities markets.

Large Shareholder and Large-Scale Redemption Risk. Certain Fund shareholders may own or manage a substantial amount of Fund shares or hold their investment in the Fund for a limited period of time. There is no assurance that any large shareholder or large group of shareholders would not redeem their investment. Redemptions of a large number of Fund shares may require disposal of assets to meet redemption requests, including liquid securities that the Fund might otherwise have continued to hold. This may affect the realization of taxable income and/or capital gains, which could cause the Fund to make taxable distributions to its shareholders earlier than the Fund otherwise intended. In addition, non-redeeming shareholders may be treated as receiving a disproportionately large taxable distribution during or with respect to such year. The Fund may hold a relatively large proportion of its assets in cash in anticipation of these large redemptions, which may dilute its investment returns. Large redemptions may also force the Fund to sell securities, private holdings, or other assets at disadvantageous prices, which may negatively impact the Fund’s NAV, increase brokerage costs or negatively impact the market price of Fund shares.

Market Trading Risk. The Fund faces numerous market trading risks, including lack of market demand for Fund shares, losses from trading in secondary markets, high volatility, and disruptions in the process of creating and redeeming Fund shares. These risks may be heightened when the underlying portfolio includes private or illiquid securities that are difficult to value or trade. Such factors, among others, may lead to the Fund’s shares trading in the secondary market at a premium or discount to NAV or to the intraday value of the Fund’s portfolio holdings. Investors purchasing Fund shares when the market price is at a premium to NAV or selling Fund shares when the market price is at a discount to NAV may pay significantly more or receive significantly less than the underlying value of the Fund shares.

Small- and Mid-Capitalization Companies Risk. Compared to large-capitalization companies, small- and mid-capitalization companies may be less stable and more affected by negative developments. The securities of small- and mid-capitalization companies may be more volatile and less liquid than those of large-capitalization companies. As a result, the Fund’s share price may be more volatile than that of a fund with a greater investment in large-capitalization stocks.

Non-Diversification Risk. The Fund is classified as a “non-diversified” Fund, meaning that the Fund may invest a greater percentage of its assets in securities or other instruments representing a small number of issuers or counterparties than “diversified” funds. Accordingly, the Fund may be susceptible to certain risks associated with these particular issuers or counterparties. As a result, the Fund’s performance may rely to a greater extent on the performance of a small number of issuers or counterparties and may lead to volatility in the Fund’s NAV.

Operational and Technology Risks. The Fund may be susceptible to operational and technology risks, including personnel and human errors, processing errors, communication errors, system failures, cybersecurity incidents, and the use of AI and machine learning, which may negatively impact the Fund, its shareholders, the Adviser, the Sub-Adviser and other service providers, or may impair the Fund’s operations. While the Fund requires its service providers to have appropriate operational, information security and cybersecurity risk management policies and procedures, these methods of risk management may differ from those of the Fund. Operational and technology risks for the issuers in which the Fund invests could also result in material adverse consequences for such issuers and may cause the Fund’s investments in such issuers to lose value.

Preferred Stock Risk. Preferred stock may pay fixed or adjustable rates of return. Preferred stock is subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred stock of smaller companies may be more vulnerable to adverse developments than preferred stock of larger companies.

Privately-Issued Securities Risk. Privately-issued securities, including restricted securities acquired in private placements, generally are not registered under the Securities Act and may be subject to legal, contractual, and transfer restrictions. They may lack an active trading market, involve limited disclosure, have higher transaction costs, and require registration or an exemption before resale. The Fund may not be able to sell them at a desirable time or price and may have to bear expenses or experience delays in registering them for resale. The terms of privately-issued securities may be less favorable than those available in public markets and may include subordination, conversion, or other features that increase risk.

Private Company Risk. Private companies are generally not subject to SEC reporting requirements, are not required to maintain their accounting records in accordance with generally accepted accounting principles and are not required to maintain effective internal controls over financial reporting. As a result, the Adviser may not have timely or accurate information about the business, financial condition and results of operations of the private companies in which the Fund invests. There is a risk that the Fund may invest on the basis of incomplete or inaccurate information, which may adversely affect the Fund’s investment performance. Private companies in which the Fund may invest may have limited financial resources, shorter operating histories, greater asset concentration risk, narrower product lines and smaller market shares than larger businesses, which tend to render such private companies more vulnerable to competitors’ actions and market conditions, as well as general economic downturns.

These companies generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position. These companies may have difficulty accessing the capital markets to meet future capital needs, which may limit their ability to grow or to repay their outstanding indebtedness upon maturity. In addition, the Fund’s investments also may be structured as pay-in-kind securities with minimal or no cash interest or dividends until the company meets certain growth and liquidity objectives.

Typically, investments in private companies are in restricted securities that are not traded in public markets and subject to substantial holding periods, so that the Fund may not be able to resell some of its holdings for extended periods, which may be several years. There can be no assurance that the Fund will be able to realize the value of private company investments in a timely manner.

Risk of Investing in the U.S. The Fund invests in U.S. issuers, which may subject the Fund to legal, regulatory, political, currency, security, domestic market, or economic risks that are specific to the U.S. Certain negative changes in the U.S. market, such as a weakening of the U.S. economy or a decline in its financial markets, may have an adverse effect on U.S. issuers.

Small Fund Risk — When the Fund’s size is small, the Fund may experience low trading volume and wide bid/ask spreads. The Fund’s performance near its inception date may not represent how the Fund will perform in the future or with a larger asset base. A small asset base may make it harder for the Fund to absorb fixed expenses, maintain broad exposure, invest in private opportunities, or support an active secondary market. In addition, the Fund may face the risk of being delisted if it does not meet certain requirements set by the listing exchange. Any resulting liquidation of the Fund could lead to elevated transaction costs for the Fund and negative tax consequences for its shareholders.

Valuation Risk. Independent market quotations for certain investments held by the Fund may not be readily available, and such investments may be fair valued or valued by a pricing service at an evaluated price. These valuations involve subjectivity and different market participants may assign different prices to the same investment. As a result, there is a risk that the Fund may not be able to sell an investment at the price assigned to the investment by the Fund. Such differences could be significant, particularly for illiquid securities and securities that trade in relatively thin markets and/or markets that experience extreme volatility.

Performance

As of the date of this prospectus, the Fund has been in operation for less than one full calendar year and therefore does not report its performance information. Once available, the Fund’s performance information will be accessible on the Fund’s website at https://www.tengrove.com/[____] and will provide some indication of the risks of investing in the Fund.

Management

Investment Adviser:

TenGrove LLC (the “Adviser”) is the Fund’s investment adviser.

Sub-Adviser:

[_____]

Portfolio Managers:

Joseph Tennant and William O’Boyle have served as the Fund’s portfolio managers since the Fund’s inception in 2026. Messrs. Tennant and O’Boyle are jointly responsible for the day-to-day operations of the Fund.

Purchase and Sale of Fund Shares

The Fund will issue (or redeem) Fund Shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of Fund Shares known as “Creation Units.” Creation Unit transactions are conducted in exchange for the deposit or delivery of a designated portfolio of in-kind securities and/or cash.

Because the Fund may hold private company securities and other illiquid investments that generally cannot be delivered in kind, the Fund expects to effect creations and redemptions of Creation Units primarily for cash, rather than through in-kind transfers of securities. Cash creations and redemptions may cause the Fund to incur costs that it might not have incurred if it had effected creations and redemptions in kind.

Individual Fund Shares may only be purchased and sold on the Exchange, other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because Fund Shares trade at market prices rather than at NAV, Fund Shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling Fund Shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Fund Shares (bid) and the lowest price a seller is willing to accept for Fund Shares (ask) (the “bid-ask spread”). Recent information regarding the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads is available at https://www.tengrove.com/[______].

Tax Information

Fund distributions are generally taxable as ordinary income, qualified dividend income or capital gains (or a combination), unless your investment is in an IRA or other tax-advantaged retirement account, which may be taxable upon withdrawal.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Adviser and the Fund’s distributor pay the intermediary for the sale of Fund shares and related services or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

TenGrove International Public-Private Technology ETF

Investment Objective

The TenGrove International Public-Private Technology ETF (the “Fund”) seeks capital appreciation.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and examples below.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fee(1)	[ ]%
Other Expenses(2)	[ ]%
Total Annual Fund Operating Expenses	[ ]%

(1)

The management fee is structured as a “unified fee,” out of which TenGrove LLC, the Fund’s adviser (the “Adviser”), pays all of the ordinary operating expenses of the Fund, except for payments under any 12b-1 plan; taxes and other governmental fees; brokerage fees, commissions and other transaction expenses; interest and other costs of borrowing; litigation or arbitration expenses; acquired fund fees and expenses; and extraordinary or other non-routine expenses of the Fund; each of which is paid by the Fund.

(2)	“Other Expenses” are estimates based on the expenses the Fund expects to incur for the current fiscal year.

Example

This example (the “Example”) is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or sell all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not take into account brokerage commissions or other transaction costs that you pay when purchasing or selling shares. The return of 5% and estimated expenses are for illustration purposes only, and should not be considered indicators of expected Fund expenses or performance, which may be greater or less than the estimates. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$[ ]	$[ ]

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. There has been no portfolio turnover because the Fund has not commenced operations as of the date of this prospectus.

Principal Investment Strategies

The Fund is an actively managed exchange-traded fund ("ETF") that seeks to achieve its investment objective by investing primarily in securities of public and private international technology and technology-related companies. Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in non-U.S. companies that are public or private technology or technology-related companies, or in derivatives that provide investment exposure to such securities or to one or more market risk factors associated with such securities. For purposes of this 80% policy, the Adviser considers a company a “non-U.S. company” if it is organized under the laws of a country outside the United States, has its principal office or management outside the United States, or has its principal securities trading market outside the United States.  For purposes of compliance with this investment policy, derivative instruments will be valued at their notional value.

The Fund may invest directly in equity securities of non-U.S. private companies that are not listed for trading on a securities exchange, or obtain indirect exposure through swaps or other derivatives. These investments involve heightened liquidity, valuation and information risks and, for non-U.S. companies, additional risks arising from differing accounting and internal-control standards, currency and capital controls, and political, regulatory and legal uncertainty. The Fund will not acquire any such investment if, immediately thereafter, its aggregate private-company exposure would exceed approximately 10% of net assets. The Fund need not sell an investment solely because appreciation or market-value changes cause that exposure to exceed 10%.

For purposes of the Fund’s 80% investment policy, the Fund considers technology and technology-related companies to include companies engaged, among other things, in artificial intelligence (“AI”), software, information technology (“IT”) consulting, IT services, interactive home entertainment, networking equipment, telecom services, communications equipment, technology hardware, storage and peripherals, electrical equipment, electronic equipment, instruments and components, semiconductors and semiconductor equipment, cybersecurity, consumer finance, and interactive media and services, as well as companies whose business models are fundamentally dependent on or enabled by proprietary technology, including companies that operate technology-enabled platforms, marketplaces, or networks, even if such companies are not classified within a traditional technology industry group by third party classification systems.

The Fund invests primarily in equity securities, including common stock and preferred stock. The Fund may also invest in depositary receipts representing securities of qualifying non-U.S. companies. The Fund may invest in companies of any market capitalization.

The Adviser will select securities for the Fund’s portfolio using a fundamental, research-driven approach. The Adviser seeks to identify technology companies it believes possess durable competitive advantages, large and growing addressable markets, strong unit economics, and management teams with a demonstrated ability to allocate capital effectively. The process may include analysis of company financial statements and public disclosures, industry and competitive analysis, and direct engagement with company management teams, customers, suppliers, and other industry participants. The Adviser may consider companies across developed and emerging markets, including country-specific factors such as the regulatory environment, market structure, currency, and accounting standards. For private companies, the process may include evaluating the company’s capitalization, path to liquidity, governance, and the terms and transferability of the securities available for purchase. The portfolio is generally concentrated in the Adviser’s highest-conviction ideas across regions, and position sizes reflect the Adviser’s assessment of risk-adjusted return potential, including country and currency considerations.

The Fund will concentrate its investments in companies operating in one or more industries within the technology group of industries.

The Fund is classified as non-diversified under the Investment Company Act of 1940, as amended (the “Investment Company Act”). Accordingly, the Fund may invest a higher percentage of its assets in a particular company or industry than a diversified fund.

Principal Risks of Investing in the Fund

It is important to note that you could lose all or part of your investment in the Fund. The Fund’s investment performance could provide lower returns than those of other investments. The Fund is subject to certain risks, including the principal risks noted below, which may adversely affect the Fund’s net asset value per share (“NAV”), trading price, returns, or ability to meet its primary investment objective. Certain risks are prioritized below, but the significance of particular risks may change over time. You should review each risk factor carefully.

Active Management Risk. The Fund is actively managed and does not seek to track an index. The Adviser’s judgments about particular securities, companies, industries, technologies, regulatory developments, private-market opportunities, valuations, or timing may prove incorrect. The Fund may buy or sell securities at disadvantageous times, may fail to participate in market gains, or may underperform other funds with similar objectives or the broader market. There can be no assurance that the Adviser’s research or portfolio construction will achieve the Fund’s objective.

Equity Securities Risk. The Fund may invest in equity securities whose values can be more volatile than other asset classes. The value of such securities may decline for reasons related to the issuer, as well as general industry or market conditions. Common stock is generally subordinated to preferred securities and debt in a company’s capital structure. Common stock has the lowest priority, and the highest risk, with respect to distribution of dividends and any liquidation payments in the event an issuer of such securities files for bankruptcy.

Market Risk. The Fund may lose money over short periods of time due to short-term market movements. The Fund may lose money over longer periods due to prolonged market downturns. Local, regional or global geopolitical and other events such as war, acts of terrorism, pandemics or other public health issues, financial recessions, possible or actual sovereign defaults or other financial crises, or other events may have a significant negative impact on the Fund and its investments and may result in increased premiums or discounts to the Fund’s NAV.

Foreign Securities Risk. Foreign investments often involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. These risks include:

▪	The Fund generally holds its foreign securities and cash in foreign banks and securities depositories, which may be recently organized or new to the foreign custody business and may be subject to only limited or no regulatory oversight.

▪	Changes in foreign currency exchange rates can affect the value of the Fund’s portfolio.

▪	The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position.

▪	The governments of certain countries, or the U.S. Government with respect to certain countries, may prohibit or impose substantial restrictions through capital controls and/or sanctions on foreign investments in the capital markets or certain industries in those countries, which may prohibit or restrict the ability to own or transfer currency, securities, derivatives or other assets.

▪	Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws.

▪	Settlement and clearance procedures in certain foreign markets may result in delays in payment for or delivery of securities not typically associated with settlement and clearance of U.S. investments.

▪	The Fund’s claims to recover foreign withholding taxes may not be successful, and if the likelihood of recovery of foreign withholding taxes materially decreases, due to, for example, a change in tax regulation or approach in the foreign country, accruals in the Fund’s net asset value for such refunds may be written down partially or in full, which will adversely affect the Fund’s net asset value.

Technology Companies Risk. Technology companies and companies that rely heavily on technological advances may have limited financial resources, as well as limited access to product lines, markets, supply chains and personnel. Such companies often face intense competition and changes in product cycles and customer preferences. They may face unexpected risks and costs associated with technological developments, such as AI and machine learning. Technology companies may face increased regulatory scrutiny or adverse government or legal action. AI technology, in particular, is often rapidly evolving and subject to additional risks, including those associated with reliance on the collection, analysis, and storage of large amounts of data and complex algorithms, which could result in reputational harm or legal liability, operational errors, and investment losses, and which could impact the Fund’s investments in these companies. Rapid changes to technologies that affect these companies’ products may constitute a material adverse effect on their operating results. These companies are also often dependent on intellectual property rights and may be adversely affected by loss or impairment of those rights. Further, technology companies may rely on patents, copyrights, trademarks or trade secret laws to establish and maintain proprietary rights in their products and technologies. There is no assurance that such companies can successfully protect their intellectual property to prevent the misappropriation of their technology or competitors from developing technology that is substantially similar or superior to such companies’ technology.

Artificial Intelligence Technology Risk. AI technology relies on the collection and analysis of large amounts of data. It may not be practicable to incorporate all relevant data into the model that such AI utilizes to operate. Certain data in such models will inevitably contain a degree of inaccuracy and include material errors, and otherwise be inadequate or flawed. Such inaccuracies may degrade the effectiveness of the AI technology. Companies involved in, or exposed to, AI-related businesses may have limited product lines, resources or personnel. These companies face heightened competition and potentially rapid product obsolescence, relative to traditional industries. These companies often rely on retaining and growing consumer bases for their respective products and services and are accordingly reliant on the end-user demand for products and services in various industries that may in part utilize AI. Further, many companies involved in, or exposed to, AI-related businesses may be substantially exposed to the market and business risks of other industries or sectors, and the Fund may be adversely affected by negative developments impacting those companies, industries or sectors. AI companies may face regulatory fines and penalties that could impact the ability of the companies to operate. The customers and/or suppliers of AI technology companies may be concentrated in a particular country, region or industry. Adverse events affecting one of these countries, regions or industries could have a negative impact on these companies. Geopolitical, local governmental, and regional regulations or restrictions may have an impact on AI technology companies.

Authorized Participant Concentration Risk. An “Authorized Participant” is a member or participant of a clearing agency registered with the Securities and Exchange Commission (the “SEC”), which has a written agreement with the Fund or one of its service providers that allows the Authorized Participant to place orders for the purchase and redemption of creation units (“Creation Units”). Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund, generally in Creation Units. There are a limited number of institutions that may act as Authorized Participants for the Fund, including on an agency basis on behalf of other market participants. No Authorized Participant is obligated to engage in creation or redemption transactions. The Fund’s private and illiquid investments may make it more difficult for Authorized Participants to assemble or receive the prescribed baskets. To the extent that Authorized Participants exit the business or do not place creation or redemption orders for the Fund and no other Authorized Participant places orders, Fund shares are more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting.

Cash Transactions Risk. The Fund may effect some or all of its creations and redemptions for cash rather than in-kind securities, including when private or other illiquid securities cannot be delivered in kind. As a result, the Fund may have to sell portfolio securities at inopportune times in order to obtain the cash needed to meet redemption orders. This may cause the Fund to sell a security and recognize a capital gain or loss that might not have been incurred if it had effected a redemption in-kind. The use of cash creations and redemptions may also cause the Fund’s shares to trade in the market at wider bid-ask spreads or greater premiums or discounts to the Fund’s NAV.

Currency Risk. Because the Fund’s NAV is determined in U.S. dollars, the NAV could decline if the currency of the non-U.S. market in which the Fund invests depreciates against the U.S. dollar or if there are delays or limits on the repatriation of foreign currency. Currency exchange rates may be volatile and change unpredictably. As a result, the Fund’s NAV may change without warning. In addition, the Fund may incur various costs in connection with conversion rates between U.S. dollars and foreign currencies.

Cybersecurity Risk. The Fund, the Adviser, the Sub-Adviser, portfolio companies and their service providers rely on information systems, networks, and connected devices. Cyberattacks, ransomware, phishing, account takeover, payment fraud, insider threats, system intrusions, software vulnerabilities, or other security incidents may disrupt operations, compromise data or funds, cause losses or liability, and impair customer and counterparty relationships. Cybersecurity incidents may affect several companies or payment channels at the same time, and there is no assurance that security measures will prevent or mitigate every incident.

Depositary Receipts Risk. Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. In addition to any risks associated with an investment in the underlying issuer, depositary receipts expose the Fund to additional risks associated with any non-uniform terms that apply to depositary receipt programs, credit exposure to the depositary bank and to the sponsors and other parties with whom the depositary bank establishes the programs, currency risk and the risk of an illiquid market for depositary receipts. The issuers of unsponsored depositary receipts are not obligated to disclose information that is, in the United States, considered material. Accordingly, an investor in the Fund may possess less information regarding these issuers, and there may not be a correlation between such information and the market value of the depositary receipts. While depositary receipts provide an alternative to the direct purchase of underlying foreign securities in their respective markets and currencies, they continue to be subject to many of the risks associated with investing directly in foreign securities, including political, economic, and currency risk.

Derivatives Risk. The Fund's use of derivatives may reduce returns or increase volatility. Derivatives may be subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. Counterparty risk for over-the-counter ("OTC") derivatives is generally higher than that for derivatives traded on an exchange or through a clearing house. The fluctuations in derivative values may not correlate perfectly with the value of the underlying asset or the performance of the overall markets. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult to value accurately. The Fund could suffer losses as a result of unanticipated market movements, which losses are potentially unlimited. Certain derivatives may give rise to a form of leverage and may expose the Fund to greater risk and increase its costs. U.S. and global regulation of derivatives may make derivatives more costly, limit the availability of derivatives, or otherwise adversely affect the value or performance of derivatives.

Geographic Concentration Risk. Some of the companies in which the Fund invests may be located in, or otherwise connected to, parts of the world affected by natural disasters such as severe heat, earthquakes, tornadoes, volcanic eruptions, wildfires, droughts, floods, hurricanes or tsunamis, and are economically sensitive to environmental events. In addition, issuers may be impacted by security concerns with respect to a country or region, such as war and other types of conflict, terrorism, strained international relations and territorial disputes. Any of these events may adversely affect the issuers, markets and economies to which the Fund is exposed, which may adversely affect the value of the Fund.

Illiquid Investments Risk. The Fund may not acquire any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Liquid investments may become illiquid after purchase by the Fund, particularly during periods of market turmoil. There can be no assurance that a security or instrument that is deemed to be liquid when purchased will continue to be liquid for as long as it is held by the Fund, and any security or instrument held by the Fund may be deemed an illiquid investment pursuant to the Fund’s liquidity risk management program. The Fund’s illiquid investments may reduce the returns of the Fund because it may be difficult to sell the illiquid investments at an advantageous time or price. In addition, if the Fund is limited in its ability to dispose of illiquid investments during periods when shareholders are redeeming or selling their shares or the Fund’s net assets otherwise shrink, the Fund will need to dispose of liquid securities to meet redemption requests and illiquid securities will become a larger portion of the Fund’s holdings. An investment may be illiquid due to, among other things, the lack of an active trading market. To the extent that the Fund’s principal investment strategies involve derivatives or securities with substantial market and/or credit risk, the Fund will tend to have greater exposure to the risks associated with illiquid investments. Illiquid investments may be harder to value, especially in changing markets, and if the Fund is forced to sell these investments to meet redemption requests or for other cash needs, the Fund may suffer a loss. In addition, when there is illiquidity in the market for certain securities, the Fund, due to limitations on illiquid investments, may be subject to purchase and sale restrictions. During periods of market volatility, liquidity in the market for the Fund’s shares may be impacted by the liquidity in the market for the underlying securities or instruments held by the Fund, which could lead to the Fund’s shares trading at a premium or discount to the Fund’s NAV.

Industry Concentration Risk. The Fund’s strategy of concentrating in a particular industry means that its performance will be closely tied to the performance of a particular market segment. The Fund’s concentration in these companies may present more risks than if it were broadly diversified over numerous industries and sectors of the economy. A downturn in these companies would have a larger impact on the Fund than on a fund that does not concentrate in such companies. At times, the performance of these companies will lag the performance of other industries or the broader market as a whole.

Issuer Risk. The performance of the Fund depends on the performance of individual securities or other assets which may decline or perform differently from the market generally due to changes in the financial condition or credit rating of the issuer or counterparty.

Large-Capitalization Companies Risk. Large-capitalization companies may be less able than smaller-capitalization companies to adapt to volatile market conditions and unexpected challenges. Large-capitalization companies may have limited growth potential compared with smaller-capitalization companies. The performance of large-capitalization companies may provide lower returns relative to the overall performance of the broader securities markets.

Large Shareholder and Large-Scale Redemption Risk. Certain Fund shareholders may own or manage a substantial amount of Fund shares or hold their investment in the Fund for a limited period of time. There is no assurance that any large shareholder or large group of shareholders would not redeem their investment. Redemptions of a large number of Fund shares may require disposal of assets to meet redemption requests, including liquid securities that the Fund might otherwise have continued to hold. This may affect the realization of taxable income and/or capital gains, which could cause the Fund to make taxable distributions to its shareholders earlier than the Fund otherwise intended. In addition, non-redeeming shareholders may be treated as receiving a disproportionately large taxable distribution during or with respect to such year. The Fund may hold a relatively large proportion of its assets in cash in anticipation of these large redemptions, which may dilute its investment returns. Large redemptions may also force the Fund to sell securities, private holdings, or other assets at disadvantageous prices, which may negatively impact the Fund’s NAV, increase brokerage costs or negatively impact the market price of Fund shares.

Market Trading Risk. The Fund faces numerous market trading risks, including lack of market demand for Fund shares, losses from trading in secondary markets, high volatility, and disruptions in the process of creating and redeeming Fund shares. These risks may be heightened when the underlying portfolio includes private or illiquid securities that are difficult to value or trade. Such factors, among others, may lead to the Fund’s shares trading in the secondary market at a premium or discount to NAV or to the intraday value of the Fund’s portfolio holdings. Investors purchasing Fund shares when the market price is at a premium to NAV or selling Fund shares when the market price is at a discount to NAV may pay significantly more or receive significantly less than the underlying value of the Fund shares.

Small- and Mid-Capitalization Companies Risk. Compared to large-capitalization companies, small- and mid-capitalization companies may be less stable and more affected by negative developments. The securities of small- and mid-capitalization companies may be more volatile and less liquid than those of large-capitalization companies. As a result, the Fund’s share price may be more volatile than that of a fund with a greater investment in large-capitalization stocks.

National Closed Market Trading Risk. Certain assets held by the Fund may trade on foreign exchanges or in foreign markets that may close when the securities exchange on which the Fund’s shares trade is open. There may be deviations between such assets’ current prices and their last quoted prices to the Fund. The impact of a closed foreign market on the Fund is likely to be greater where a large portion of the Fund’s holdings trade on a closed foreign market or when a foreign market is unexpectedly closed. Such deviations may result in premiums or discounts to the Fund’s NAV that may be greater than those experienced by other funds.

Non-Diversification Risk. The Fund is classified as a “non-diversified” Fund, meaning that the Fund may invest a greater percentage of its assets in securities or other instruments representing a small number of issuers or counterparties than “diversified” funds. Accordingly, the Fund may be susceptible to certain risks associated with these particular issuers or counterparties. As a result, the Fund’s performance may rely to a greater extent on the performance of a small number of issuers or counterparties and may lead to volatility in the Fund’s NAV.

Operational and Technology Risks. The Fund may be susceptible to operational and technology risks, including personnel and human errors, processing errors, communication errors, system failures, cybersecurity incidents, and the use of AI and machine learning, which may negatively impact the Fund, its shareholders, the Adviser, the Sub-Adviser and other service providers, or may impair the Fund’s operations. While the Fund requires its service providers to have appropriate operational, information security and cybersecurity risk management policies and procedures, these methods of risk management may differ from those of the Fund. Operational and technology risks for the issuers in which the Fund invests could also result in material adverse consequences for such issuers and may cause the Fund’s investments in such issuers to lose value.

Preferred Stock Risk. Preferred stock may pay fixed or adjustable rates of return. Preferred stock is subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred stock of smaller companies may be more vulnerable to adverse developments than preferred stock of larger companies.

Privately-Issued Securities Risk. Privately-issued securities, including restricted securities acquired in private placements, generally are not registered under the Securities Act and may be subject to legal, contractual, and transfer restrictions. They may lack an active trading market, involve limited disclosure, have higher transaction costs, and require registration or an exemption before resale. The Fund may not be able to sell them at a desirable time or price and may have to bear expenses or experience delays in registering them for resale. The terms of privately-issued securities may be less favorable than those available in public markets and may include subordination, conversion, or other features that increase risk.

Private Company Risk. Private companies are generally not subject to SEC reporting requirements, are not required to maintain their accounting records in accordance with generally accepted accounting principles and are not required to maintain effective internal controls over financial reporting. As a result, the Adviser may not have timely or accurate information about the business, financial condition and results of operations of the private companies in which the Fund invests. There is a risk that the Fund may invest on the basis of incomplete or inaccurate information, which may adversely affect the Fund’s investment performance. Private companies in which the Fund may invest may have limited financial resources, shorter operating histories, greater asset concentration risk, narrower product lines and smaller market shares than larger businesses, which tend to render such private companies more vulnerable to competitors’ actions and market conditions, as well as general economic downturns.

These companies generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position. These companies may have difficulty accessing the capital markets to meet future capital needs, which may limit their ability to grow or to repay their outstanding indebtedness upon maturity. In addition, the Fund’s investments also may be structured as pay-in-kind securities with minimal or no cash interest or dividends until the company meets certain growth and liquidity objectives.

Typically, investments in private companies are in restricted securities that are not traded in public markets and subject to substantial holding periods, so that the Fund may not be able to resell some of its holdings for extended periods, which may be several years. There can be no assurance that the Fund will be able to realize the value of private company investments in a timely manner.

Reliance on Trading Partners Risk. The Fund may invest in foreign countries, geopolitical zones, or regions whose economies are heavily dependent upon trading with key partners. Changes in trading relationships among key partners may have an adverse impact on the Fund’s investments.

Risk of Investing in Developed Countries. The Fund’s investment in developed country issuers will subject the Fund to legal, regulatory, geopolitical, currency, security, economic and other risks associated with developed countries. Developed countries generally represent a significant portion of the global economy and typically experience less economic growth than certain less developed countries. Developed countries may experience security concerns, such as war, terrorism and strained international relations. Security concerns in a developed country or region may cause uncertainty or volatility in its markets, which may adversely affect its economy and the Fund’s investments. In addition, developed countries may be adversely impacted by changes to the economic conditions of certain key trading partners, regulatory burdens, debt burdens and the price or availability of certain commodities.

Risk of Investing in Emerging Markets. Investments in emerging markets may be subject to a greater risk of loss than investments in more developed markets. The risks of emerging markets may include, among others, greater market volatility; political, legal, economic, and social instability; less developed securities markets, including settlement, custody and valuation processes; government expropriation or nationalization of assets; greater volatility in currency exchange rates; more capital controls; less governmental supervision and regulation; and less stringent accounting, auditing and disclosure requirements. There may be significant obstacles to obtaining information necessary for investigations into or litigation against companies, and shareholders may have limited legal remedies. Emerging market securities may face liquidity challenges, and the Fund may be unable to liquidate its positions in such securities at a favorable time or price.

Small Fund Risk. When the Fund’s size is small, the Fund may experience low trading volume and wide bid/ask spreads. The Fund’s performance near its inception date may not represent how the Fund will perform in the future or with a larger asset base. A small asset base may make it harder for the Fund to absorb fixed expenses, maintain broad exposure, invest in private opportunities, or support an active secondary market. In addition, the Fund may face the risk of being delisted if it does not meet certain requirements set by the listing exchange. Any resulting liquidation of the Fund could lead to elevated transaction costs for the Fund and negative tax consequences for its shareholders.

Tariff and Trade Policy Risk. Some countries, including the U.S., have adopted more protectionist trade policies. The U.S. government recently altered its approach to international trade policy, resulting in significant impacts on international trade relations, certain tax and immigration policies, and other aspects of the national and international political and financial landscape. The rise in protectionist trade policies, slowing economic growth, changes to some major international trade agreements, risks associated with trade agreements between the U.S. and the European Union, and the risks associated with trade negotiations between the U.S. and China could affect the economies of many nations in ways that cannot necessarily be foreseen at the present time.

Global trade disruption, significant introductions of trade barriers, and bilateral trade frictions, together with any future downturns in the global economy resulting therefrom, could adversely affect the financial performance of the Fund and its investments. Trade policy may be an ongoing source of instability, potentially resulting in significant currency fluctuations and/or having other adverse effects on international markets, international trade agreements, and/or other existing cross-border cooperation arrangements (whether economic, tax, fiscal, legal, regulatory, or otherwise). To the extent trade disputes escalate globally, there could be additional significant impacts on the sectors or industries in which the Fund invests and other adverse impacts on the Fund’s overall performance.

Valuation Risk. Independent market quotations for certain investments held by the Fund may not be readily available, and such investments may be fair valued or valued by a pricing service at an evaluated price. These valuations involve subjectivity and different market participants may assign different prices to the same investment. As a result, there is a risk that the Fund may not be able to sell an investment at the price assigned to the investment by the Fund. Such differences could be significant, particularly for illiquid securities and securities that trade in relatively thin markets and/or markets that experience extreme volatility. In addition, the securities in which the Fund invests may trade on days that the Fund does not price its shares; as a result, the value of Fund shares may change on days when investors cannot purchase or sell their Fund holdings.

Withholding Tax Reclaims Risk. The Fund may file claims to recover withholding tax on dividend and interest income (if any) received from issuers in certain countries where such withholding tax reclaim is possible. Whether or when the Fund may receive a withholding tax refund is within the control of the tax authorities in such countries. Where the Fund expects to recover withholding tax based on a continuous assessment of the probability of recovery, the Fund’s NAV generally includes accruals for such tax refunds. The Fund continues to evaluate tax developments for potential impact to the probability of recovery. If the likelihood of receiving a tax refund materially decreases, such as due to a change in tax regulation or approach, accruals in the Fund’s NAV for such refunds may be written down partially or in full, which will adversely affect the Fund’s NAV. Investors in the Fund at the time when an accrual is written down will bear the impact of any resulting reduction in NAV regardless of whether they were investors during the accrual period. Conversely, if the Fund receives a tax refund that was not previously accrued, investors in the Fund at the time the claim is successful will benefit from any resulting increase in the Fund’s NAV. Investors who sold their shares prior to such time will not benefit from any such NAV increase.

Performance

As of the date of this prospectus, the Fund has been in operation for less than one full calendar year and therefore does not report its performance information. Once available, the Fund’s performance information will be accessible on the Fund’s website at https://www.tengrove.com/[____] and will provide some indication of the risks of investing in the Fund.

Management

Investment Adviser:

TenGrove LLC (the “Adviser”) is the Fund’s investment adviser.

Sub-Adviser:

[___]

Portfolio Managers:

Joseph Tennant and William O’Boyle have served as the Fund’s portfolio managers since the Fund’s inception in 2026. Messrs. Tennant and O'Boyle are jointly responsible for the day-to-day operations of the Fund.

Purchase and Sale of Fund Shares

The Fund will issue (or redeem) Fund Shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of Fund Shares known as “Creation Units.” Creation Unit transactions are conducted in exchange for the deposit or delivery of a designated portfolio of in-kind securities and/or cash.

Because the Fund may hold private company securities and other illiquid investments that generally cannot be delivered in kind, the Fund expects to effect creations and redemptions of Creation Units primarily for cash, rather than through in-kind transfers of securities. Cash creations and redemptions may cause the Fund to incur costs that it might not have incurred if it had affected creations and redemptions in kind.

Individual Fund Shares may only be purchased and sold on the Exchange, other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because Fund Shares trade at market prices rather than at NAV, Fund Shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling Fund Shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Fund Shares (bid) and the lowest price a seller is willing to accept for Fund Shares (ask) (the “bid-ask spread”). Recent information regarding the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads is available at https://www.tengrove.com/[______].

Tax Information

Fund distributions are generally taxable as ordinary income, qualified dividend income or capital gains (or a combination), unless your investment is in an IRA or other tax-advantaged retirement account, which may be taxable upon withdrawal.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Adviser and the Fund’s distributor pay the intermediary for the sale of Fund shares and related services or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

TenGrove Public-Private Fintech, Payments & Digital Commerce ETF

Investment Objective

The TenGrove Public-Private Fintech, Payments & Digital Commerce ETF (the “Fund”) seeks capital appreciation.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and examples below.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fee(1)	[ ]%
Other Expenses(2)	[ ]%
Total Annual Fund Operating Expenses	[ ]%

(1)

The management fee is structured as a “unified fee,” out of which TenGrove LLC, the Fund’s adviser (the “Adviser”), pays all of the ordinary operating expenses of the Fund, except for payments under any 12b-1 plan; taxes and other governmental fees; brokerage fees, commissions and other transaction expenses; interest and other costs of borrowing; litigation or arbitration expenses; acquired fund fees and expenses; and extraordinary or other non-routine expenses of the Fund; each of which is paid by the Fund.

(2)	“Other Expenses” are estimates based on the expenses the Fund expects to incur for the current fiscal year.

Example

This example (the “Example”) is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or sell all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not take into account brokerage commissions or other transaction costs that you pay when purchasing or selling shares.The return of 5% and estimated expenses are for illustration purposes only, and should not be considered indicators of expected Fund expenses or performance, which may be greater or less than the estimates. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$[ ]	$[ ]

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. There has been no portfolio turnover because the Fund has not commenced operations as of the date of this prospectus.

Principal Investment Strategies

The Fund is an actively managed exchange-traded fund ("ETF") that seeks to achieve its investment objective by investing primarily in securities of public and private financial technology, payments, and digital commerce companies. Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in securities of public or private financial technology, payments, digital commerce companies and in derivatives that provide investment exposure to those securities or to one or more market risk factors associated with them. For purposes of compliance with this investment policy, derivative instruments will be valued at their notional value.

The Fund may invest directly in the equity securities of private companies and also may obtain indirect exposure through swaps or other derivative instruments that provide exposure to such companies. The Fund will not invest in securities of private companies (or derivatives providing such exposure) if, immediately after such investment, the Fund’s aggregate investments in private companies would exceed approximately 10% of the Fund’s net assets. The Fund is not required to sell private company investments if its aggregate holdings of such investments exceed 10% of the Fund’s net assets due to appreciation or changes in market values.

For purposes of the Fund’s 80% investment policy, the Fund considers financial technology, payments, digital commerce companies to include companies engaged, among other things, in payment processing, financial infrastructure, lending, banking, and related financial services and software, as well as companies that enable or conduct digital commerce, including online marketplaces, e-commerce platforms and logistics providers, digital advertising and demand-generation platforms, and companies that supply the software and infrastructure supporting online transactions.

The Fund invests primarily in equity securities, including common stock and preferred stock. The Fund may also invest in depositary receipts. The Fund may invest in companies of any market capitalization. The Fund may invest in securities of U.S. and non-U.S. issuers, including issuers in emerging markets.

The Adviser will select securities for the Fund’s portfolio using a fundamental, research-driven approach. The Adviser seeks to identify financial technology, payments, and digital commerce companies it believes possess durable competitive advantages, including network effects, scale economies, proprietary data assets, and embedded customer relationships, together with large addressable markets and strong unit economics. The process may include analysis of company financial statements and public disclosures, industry and competitive analysis, and direct engagement with company management teams, customers, suppliers, and other industry participants. The Adviser may consider each company’s exposure to financial technology, payments, and digital commerce, including whether the company develops, enables, or benefits from the adoption of such technologies. For private companies, the process may include evaluating the company’s capitalization, path to liquidity, governance, and the terms and transferability of the securities available for purchase. The portfolio is generally concentrated in the Adviser’s highest-conviction ideas, and position sizes reflect the Adviser’s assessment of each company’s risk-adjusted return potential.

The Fund will concentrate its investments in companies operating in one or more industries within the financials group of industries.

The Fund is classified as non-diversified under the Investment Company Act of 1940, as amended (the “Investment Company Act”). Accordingly, the Fund may invest a higher percentage of its assets in a particular company or industry than a diversified fund.

Principal Risks of Investing in the Fund

It is important to note that you could lose all or part of your investment in the Fund. The Fund’s investment performance could provide lower returns than those of other investments. The Fund is subject to certain risks, including the principal risks noted below, which may adversely affect the Fund’s net asset value per share (“NAV”), trading price, returns, or ability to meet its primary investment objective. Certain risks are prioritized below, but the significance of particular risks may change over time. You should review each risk factor carefully.

Equity Securities Risk. The Fund may invest in common stock, preferred stock, privately issued securities, and other equity or equity-linked instruments whose values can be more volatile than other asset classes. The value of these securities may decline for reasons related to the issuer, its industry, financial conditions, consumer or merchant demand, or general market conditions. Common stock is generally subordinated to preferred securities and debt in a company’s capital structure. Common stock has the lowest priority, and the highest risk, with respect to distributions of dividends and liquidation payments if an issuer becomes insolvent or files for bankruptcy.

Market Risk. The Fund may lose money over short periods of time due to short-term market movements and may lose money over longer periods due to prolonged market downturns. Changes in interest rates, inflation, economic growth, consumer and merchant spending, credit conditions, financial markets, regulation, geopolitical events, or investor sentiment may adversely affect fintech, payments, and digital commerce companies. Local, regional, or global events such as war, acts of terrorism, pandemics or other public health issues, recessions, sovereign defaults, financial crises, or other events may have a significant negative impact on the Fund and may result in increased premiums or discounts to the Fund’s NAV.

Technology Companies Risk. To the extent the Fund invests in technology companies or has significant exposure to the technology sector, technology companies and companies that rely heavily on technological advances may have limited financial resources, as well as limited access to product lines, markets, supply chains and personnel. Such companies often face intense competition and changes in product cycles and customer preferences. They may face unexpected risks and costs associated with technological developments, such as AI and machine learning. Technology companies may face increased regulatory scrutiny or adverse government or legal action. AI technology, in particular, is often rapidly evolving and subject to additional risks, including those associated with reliance on the collection, analysis, and storage of large amounts of data and complex algorithms, which could result in reputational harm or legal liability, operational errors, and investment losses, and which could impact the Fund’s investments in these companies. Rapid changes to technologies that affect these companies’ products may constitute a material adverse effect on their operating results. These companies are also often dependent on intellectual property rights and may be adversely affected by loss or impairment of those rights. Further, technology companies may rely on patents, copyrights, trademarks or trade secret laws to establish and maintain proprietary rights in their products and technologies. There is no assurance that such companies can successfully protect their intellectual property to prevent the misappropriation of their technology or competitors from developing technology that is substantially similar or superior to such companies’ technology.

Fintech and Financial Technology Companies Risk. Companies in financial technology and related businesses may have limited operating histories, financial resources, products, markets, personnel, or access to capital. They face intense competition, rapid technological change, evolving customer preferences, changing business models, and risks of product failure, obsolescence, fraud, intellectual-property disputes, and dependence on third-party infrastructure. Many may incur significant expenses before achieving profitability and may depend on continued access to funding, data, licenses, banks, networks, cloud providers, or other partners. Changes in technology, regulation, interest rates, credit conditions, consumer behavior, or competitive dynamics may adversely affect their revenues, margins, valuation, and ability to operate.

Payment Systems and Networks Risk. Companies involved in payment systems and networks may depend on reliable payment rails, banking relationships, card networks, processors, acquirers, gateways, telecommunications, cloud infrastructure, and other third parties. Outages, system failures, cyberattacks, fraud, chargebacks, settlement or liquidity problems, loss of access, changes in interchange or assessment fees, network rules, or merchant demand may reduce transaction volumes and revenue, increase losses and costs, cause litigation or regulatory scrutiny, and damage reputation. A disruption at a network, bank, processor, or other service provider may affect multiple portfolio companies simultaneously.

Digital Commerce Risk. Companies involved in digital commerce may depend on consumer and business spending, e-commerce traffic, online advertising, logistics and fulfillment, merchants, platforms, and third-party partners. They may face intense competition, low margins, pricing pressure, platform changes, returns and chargebacks, fraud, supply-chain disruptions, reputational events, and shifts in consumer preferences. Economic downturns or reduced discretionary spending may reduce transaction volumes and revenue. The industry may also be affected by antitrust, marketplace, taxation, privacy, and other regulation.

Financial-Sector Regulation Risk. Many fintech and payments companies operate in or alongside regulated financial sectors and may be subject to bank, money-transmission, payments, lending, securities, commodities, insurance, anti-money-laundering, know-your-customer, sanctions, capital, consumer-protection, data, and other requirements. Rules, interpretations, enforcement priorities, licensing requirements, or supervisory expectations may change, and a company may be unable to obtain or maintain necessary licenses or relationships. Regulatory investigations, penalties, consent orders, litigation, or restrictions on products or activities could impair a company’s operations, increase costs, limit growth, or harm its reputation and value.

Consumer Protection and Conduct Risk. Companies serving consumers may face claims and enforcement related to disclosures, fees, interest, fair lending, underwriting, marketing, unauthorized transactions, complaints, fraud, chargebacks, funds availability, data use, and treatment of consumers. Changes in consumer-protection laws or interpretations, or failures by a company or its partners to comply, may result in refunds, restitution, penalties, litigation, operational restrictions, reputational damage, and loss of customers.

Data Privacy Risk. Fintech, payments, and digital commerce companies often collect, process, store, and share sensitive financial, transactional, identity, and behavioral data. They may be subject to varying and evolving privacy, data localization, cybersecurity, and breach-notification requirements. Unauthorized access, misuse, loss, inaccurate data, inadequate consent or controls, or restrictions on data collection and use may result in investigations, fines, litigation, remediation costs, service disruptions, loss of customers, and reputational harm.

Cybersecurity Risk. The Fund, the Adviser, the Sub-Adviser, portfolio companies and their service providers rely on information systems, networks, and connected devices. Cyberattacks, ransomware, phishing, account takeover, payment fraud, insider threats, system intrusions, software vulnerabilities, or other security incidents may disrupt operations, compromise data or funds, cause losses or liability, and impair customer and counterparty relationships. Cybersecurity incidents may affect several companies or payment channels at the same time, and there is no assurance that security measures will prevent or mitigate every incident.

Depositary Receipts Risk. Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. In addition to any risks associated with an investment in the underlying issuer, depositary receipts expose the Fund to additional risks associated with any non-uniform terms that apply to depositary receipt programs, credit exposure to the depositary bank and to the sponsors and other parties with whom the depositary bank establishes the programs, currency risk and the risk of an illiquid market for depositary receipts. The issuers of unsponsored depositary receipts are not obligated to disclose information that is, in the United States, considered material. Accordingly, an investor in the Fund may possess less information regarding these issuers, and there may not be a correlation between such information and the market value of the depositary receipts. While depositary receipts provide an alternative to the direct purchase of underlying foreign securities in their respective markets and currencies, they continue to be subject to many of the risks associated with investing directly in foreign securities, including political, economic, and currency risk.

Currency Risk. Because the Fund’s NAV is determined in U.S. dollars, the NAV could decline if the currency of the non-U.S. market in which the Fund invests depreciates against the U.S. dollar or if there are delays or limits on the repatriation of foreign currency. Currency exchange rates may be volatile and change unpredictably. As a result, the Fund’s NAV may change without warning. In addition, the Fund may incur various costs in connection with conversion rates between U.S. dollars and foreign currencies.

Foreign Securities Risk. Foreign investments often involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. These risks include:

▪	The Fund generally holds its foreign securities and cash in foreign banks and securities depositories, which may be recently organized or new to the foreign custody business and may be subject to only limited or no regulatory oversight.

▪	Changes in foreign currency exchange rates can affect the value of the Fund’s portfolio.

▪	The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position.

▪	The governments of certain countries, or the U.S. Government with respect to certain countries, may prohibit or impose substantial restrictions through capital controls and/or sanctions on foreign investments in the capital markets or certain industries in those countries, which may prohibit or restrict the ability to own or transfer currency, securities, derivatives or other assets.

▪	Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws.

▪	Settlement and clearance procedures in certain foreign markets may result in delays in payment for or delivery of securities not typically associated with settlement and clearance of U.S. investments.

▪	The Fund’s claims to recover foreign withholding taxes may not be successful, and if the likelihood of recovery of foreign withholding taxes materially decreases, due to, for example, a change in tax regulation or approach in the foreign country, accruals in the Fund’s net asset value for such refunds may be written down partially or in full, which will adversely affect the Fund’s net asset value.

Risk of Investing in Emerging Markets. Investments in emerging markets may be subject to a greater risk of loss than investments in more developed markets. The risks of emerging markets may include, among others, greater market volatility; political, legal, economic, and social instability; less developed securities markets, including settlement, custody and valuation processes; government expropriation or nationalization of assets; greater volatility in currency exchange rates; more capital controls; less governmental supervision and regulation; and less stringent accounting, auditing and disclosure requirements. There may be significant obstacles to obtaining information necessary for investigations into or litigation against companies, and shareholders may have limited legal remedies. Emerging market securities may face liquidity challenges, and the Fund may be unable to liquidate its positions in such securities at a favorable time or price.

Digital Assets and Blockchain Technology Risk. To the extent the Fund invests in companies whose businesses involve blockchain infrastructure, tokenization, digital-asset payment or settlement technology, or related services, those companies may face substantial regulatory uncertainty, volatility in demand and asset prices, custody and settlement risks, fraud, cyberattacks, protocol or smart-contract failures, network congestion, and limitations on interoperability. Changes in law or enforcement, or a loss of confidence in a digital-asset or blockchain network, may adversely affect these companies. The Fund does not invest directly in digital assets as part of its principal investment strategy.

Authorized Participant Concentration Risk. An “Authorized Participant” is a member or participant of a clearing agency registered with the Securities and Exchange Commission (the “SEC”), which has a written agreement with the Fund or one of its service providers that allows the Authorized Participant to place orders for the purchase and redemption of Creation Units. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund, generally in Creation Units. There are a limited number of institutions that may act as Authorized Participants for the Fund, including on an agency basis on behalf of other market participants. No Authorized Participant is obligated to engage in creation or redemption transactions. The Fund’s private and illiquid investments may make it more difficult for Authorized Participants to assemble or receive the prescribed baskets. To the extent that Authorized Participants exit the business or do not place creation or redemption orders for the Fund and no other Authorized Participant places orders, Fund shares are more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting.

Cash Transactions Risk. The Fund may effect some or all of its creations and redemptions for cash rather than in-kind securities, including when private or other illiquid securities cannot be delivered in kind. As a result, the Fund may have to sell portfolio securities at inopportune times in order to obtain the cash needed to meet redemption orders. This may cause the Fund to sell a security and recognize a capital gain or loss that might not have been incurred if it had effected a redemption in-kind. The use of cash creations and redemptions may also cause the Fund’s shares to trade in the market at wider bid-ask spreads or greater premiums or discounts to the Fund’s NAV.

Liquidity Risk. The Fund may not acquire any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Privately offered securities, private company securities, and securities of smaller or newly public companies may be difficult to sell or dispose of at an advantageous time or price. Liquid investments may become illiquid after purchase, particularly during periods of market turmoil. There can be no assurance that an investment deemed liquid when purchased will continue to be liquid for as long as it is held by the Fund. If the Fund is limited in its ability to dispose of illiquid investments while shareholders are redeeming or selling shares or the Fund’s net assets are shrinking, the Fund may need to dispose of liquid securities to meet redemption requests, causing illiquid securities to become a larger portion of its holdings. Illiquid investments may be harder to value, and forced sales may result in a loss. During periods of market volatility, liquidity in the market for the Fund’s shares may also be affected by the liquidity of the underlying securities or instruments, causing shares to trade at a premium or discount to NAV.

Illiquid Investments Risk. The Fund may not acquire any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Liquid investments may become illiquid after purchase by the Fund, particularly during periods of market turmoil. There can be no assurance that a security or instrument that is deemed to be liquid when purchased will continue to be liquid for as long as it is held by the Fund, and any security or instrument held by the Fund may be deemed an illiquid investment pursuant to the Fund’s liquidity risk management program. The Fund’s illiquid investments may reduce the returns of the Fund because it may be difficult to sell the illiquid investments at an advantageous time or price. In addition, if the Fund is limited in its ability to dispose of illiquid investments during periods when shareholders are redeeming or selling their shares or the Fund’s net assets otherwise shrink, the Fund will need to dispose of liquid securities to meet redemption requests and illiquid securities will become a larger portion of the Fund’s holdings. An investment may be illiquid due to, among other things, the lack of an active trading market. To the extent that the Fund’s principal investment strategies involve derivatives or securities with substantial market and/or credit risk, the Fund will tend to have greater exposure to the risks associated with illiquid investments. Illiquid investments may be harder to value, especially in changing markets, and if the Fund is forced to sell these investments to meet redemption requests or for other cash needs, the Fund may suffer a loss. In addition, when there is illiquidity in the market for certain securities, the Fund, due to limitations on illiquid investments, may be subject to purchase and sale restrictions. During periods of market volatility, liquidity in the market for the Fund’s shares may be impacted by the liquidity in the market for the underlying securities or instruments held by the Fund, which could lead to the Fund’s shares trading at a premium or discount to the Fund’s NAV.

Industry and Sector Concentration Risk. The Fund’s strategy of concentrating in fintech, payments, and digital commerce companies means that its performance may be closely tied to financials, information technology, communication services, consumer discretionary, or particular industries within those sectors. Companies in related industries may react similarly to economic, regulatory, technological, consumer, or market developments. The Fund’s concentration may present more risks than if it were broadly diversified across numerous industries and sectors. A downturn affecting payment systems, financial technology, digital commerce, or a related industry may have a larger impact on the Fund than on a fund that does not concentrate in such companies.

Issuer Risk. The performance of the Fund depends on the performance of individual securities or other assets which may decline or perform differently from the market generally due to changes in the financial condition or credit rating of the issuer or counterparty.

Active Management Risk. The Fund is actively managed and does not seek to track an index. The Adviser’s judgments about particular securities, companies, industries, technologies, regulatory developments, private-market opportunities, valuations, or timing may prove incorrect. The Fund may buy or sell securities at disadvantageous times, may fail to participate in market gains, or may underperform other funds with similar objectives or the broader market. There can be no assurance that the Adviser’s research or portfolio construction will achieve the Fund’s objective.

Large-Capitalization Companies Risk. Large-capitalization companies may be less able than smaller-capitalization companies to adapt to volatile market conditions, rapid technological change, and unexpected regulatory or competitive challenges. They may have limited growth potential compared with smaller-capitalization companies, and established fintech, payments, and digital commerce companies may be slower to adopt new products or business models. The performance of large-capitalization companies may provide lower returns relative to the broader securities markets.

Large Shareholder and Large-Scale Redemption Risk. Certain Fund shareholders may own or manage a substantial amount of Fund shares or hold their investment in the Fund for a limited period of time. There is no assurance that any large shareholder or large group of shareholders would not redeem their investment. Redemptions of a large number of Fund shares may require disposal of assets to meet redemption requests, including liquid securities that the Fund might otherwise have continued to hold. This may affect the realization of taxable income and/or capital gains, which could cause the Fund to make taxable distributions to its shareholders earlier than the Fund otherwise intended. In addition, non-redeeming shareholders may be treated as receiving a disproportionately large taxable distribution during or with respect to such year. The Fund may hold a relatively large proportion of its assets in cash in anticipation of these large redemptions, which may dilute its investment returns. Large redemptions may also force the Fund to sell securities, private holdings, or other assets at disadvantageous prices, which may negatively impact the Fund’s NAV, increase brokerage costs or negatively impact the market price of Fund shares.

ETF Trading Risk. The Fund faces numerous market trading risks, including lack of market demand for Fund shares, losses from trading in secondary markets, high volatility, and disruptions in the process of creating and redeeming Creation Units. These risks may be heightened when the underlying portfolio includes private or illiquid securities that are difficult to value or trade. Such factors may lead to the Fund’s shares trading at a premium or discount to NAV or to the intraday value of the Fund’s portfolio holdings. Investors purchasing Fund shares when the market price is at a premium to NAV or selling Fund shares when the market price is at a discount may pay significantly more or receive significantly less than the underlying value of the Fund shares.

Small- and Mid-Capitalization Companies Risk. Compared to large-capitalization companies, small- and mid-capitalization companies may be less stable and more affected by negative developments, including funding constraints, regulatory changes, customer losses, or technology and product failures. Their securities may be more volatile and less liquid than those of large-capitalization companies, and smaller fintech, payments, and digital commerce companies may have shorter operating histories, narrower product offerings, and greater dependence on a limited number of customers or partners. As a result, the Fund’s share price may be more volatile than that of a fund with a greater investment in large-capitalization companies.

Non-Diversification Risk. The Fund is classified as a “non-diversified” Fund, meaning that it may invest a greater percentage of its assets in securities or other instruments representing a small number of issuers, counterparties, networks, or industries than “diversified” funds. Accordingly, the Fund may be susceptible to risks associated with particular companies, private holdings, investment companies, or payment platforms. The Fund’s performance may rely to a greater extent on a small number of holdings and may lead to greater volatility in the Fund’s NAV.

Operational and Technology Risks. The Fund may be susceptible to operational and technology risks, including personnel and human errors, processing errors, communication errors, system failures, cybersecurity incidents, and the use of AI and machine learning, which may negatively impact the Fund and its shareholders, or may impair the Fund's operations. While the Fund requires its service providers to have appropriate operational, information security and cybersecurity risk management policies and procedures, these methods of risk management may differ from those of the Fund. Operational and technology risks for the issuers in which the Fund invests could also result in material adverse consequences for such issuers and may cause the Fund's investments in such issuers to lose value.

Preferred Stock Risk. Preferred stock may pay fixed or adjustable rates of return. Preferred stock is subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred stock of smaller fintech, payments, and digital commerce companies may be more vulnerable to adverse developments than preferred stock of larger companies.

Privately-Issued Securities Risk. Privately-issued securities, including restricted securities acquired in private placements, generally are not registered under the Securities Act and may be subject to legal, contractual, and transfer restrictions. They may lack an active trading market, involve limited disclosure, have higher transaction costs, and require registration or an exemption before resale. The Fund may not be able to sell them at a desirable time or price and may have to bear expenses or experience delays in registering them for resale. The terms of privately-issued securities may be less favorable than those available in public markets and may include subordination, conversion, or other features that increase risk.

Private Company Risk. Investments in private companies that have not issued securities in an initial public offering (“IPO”) involve greater risks than investments in securities of companies that trade publicly on an exchange. Private companies generally are not subject to SEC reporting requirements, may not prepare financial statements in accordance with generally accepted accounting principles, and may not maintain effective internal controls over financial reporting. As a result, the Adviser may not have timely or accurate information about the business, financial condition, and results of operations of the private companies in which the Fund invests. Private companies may have limited management groups, operating histories, products, market shares, financial resources, access to capital, or available information, which may make them more vulnerable to competition, market conditions, consumer sentiment, and economic downturns.

Private companies generally have less predictable operating results, may be parties to litigation, may operate in rapidly changing businesses, and may require substantial additional capital to support operations, finance expansion, or maintain a competitive position. They may depend on licenses, banks, payment networks, data, cloud services, or other partners and may have difficulty accessing capital markets to meet future needs or repay indebtedness. An investment may be structured as a pay-in-kind security with minimal or no cash interest or dividends until the company meets growth or liquidity objectives. Investments in private companies are typically restricted securities subject to substantial holding periods, which may last several years, and there can be no assurance that the Fund will be able to realize their value in a timely manner.

Typically, investments in private companies are in restricted securities that are not traded in public markets and subject to substantial holding periods, so that the Fund may not be able to resell some of its holdings for extended periods, which may be several years. There can be no assurance that the Fund will be able to realize the value of private company investments in a timely manner.

Initial Public Offering (IPO) Risk. The Fund may invest in securities issued in IPOs or in private companies that later complete IPOs. IPO securities may have no trading history and limited public information and may be subject to lock-ups, price volatility, and limited liquidity. The Fund may not be able to purchase IPO allocations or sell at favorable prices, and the value of a private investment may change materially when an IPO is announced or completed. As the Fund grows, the impact of IPOs on its performance may generally decrease.

Derivatives Risk. The Fund's use of derivatives may reduce returns or increase volatility. Derivatives may be subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. Counterparty risk for over-the-counter ("OTC") derivatives is generally higher than that for derivatives traded on an exchange or through a clearing house. The fluctuations in derivative values may not correlate perfectly with the value of the underlying asset or the performance of the overall markets. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult to value accurately. The Fund could suffer losses as a result of unanticipated market movements, which losses are potentially unlimited. Certain derivatives may give rise to a form of leverage and may expose the Fund to greater risk and increase its costs. U.S. and global regulation of derivatives may make derivatives more costly, limit the availability of derivatives, or otherwise adversely affect the value or performance of derivatives.

Artificial Intelligence Technology Risk. AI technology relies on the collection and analysis of large amounts of data. It may not be practicable to incorporate all relevant data into the model that such AI utilizes to operate. Certain data in such models will inevitably contain a degree of inaccuracy and include material errors, and otherwise be inadequate or flawed. Such inaccuracies may degrade the effectiveness of the AI technology. Companies involved in, or exposed to, AI-related businesses may have limited product lines, resources or personnel. These companies face heightened competition and potentially rapid product obsolescence, relative to traditional industries. These companies often rely on retaining and growing consumer bases for their respective products and services and are accordingly reliant on the end-user demand for products and services in various industries that may in part utilize AI. Further, many companies involved in, or exposed to, AI-related businesses may be substantially exposed to the market and business risks of other industries or sectors, and the Fund may be adversely affected by negative developments impacting those companies, industries or sectors. AI companies may face regulatory fines and penalties that could impact the ability of the companies to operate. The customers and/or suppliers of AI technology companies may be concentrated in a particular country, region or industry. Adverse events affecting one of these countries, regions or industries could have a negative impact on these companies. Geopolitical, local governmental, and regional regulations or restrictions may have an impact on AI technology companies.

Risk of Investing in the U.S. To the extent the Fund invests in U.S. issuers, it may be subject to legal, regulatory, political, domestic market, or economic risks specific to the United States. Changes in the U.S. economy, financial markets, financial-sector or consumer-protection regulation, or government policy may adversely affect U.S. fintech, payments, and digital commerce companies.

Non-U.S. Issuers Risk. To the extent the Fund invests in non-U.S. issuers, it may be subject to political, economic, legal, regulatory, currency, market, settlement, custody, and accounting risks that may differ from those of U.S. issuers. Non-U.S. companies may have less public information, less governmental oversight, different investor protections, and lower trading volume or liquidity. Changes in foreign exchange rates or local rules affecting payments, data, financial services, or digital commerce may adversely affect the Fund.

Small Fund Risk. When the Fund’s size is small, the Fund may experience low trading volume and wide bid-ask spreads. The Fund’s performance near its inception date may not represent how it will perform in the future or with a larger asset base. A small asset base may make it harder for the Fund to absorb fixed expenses, maintain broad exposure, invest in private opportunities, or support an active secondary market. The Fund may face the risk of being delisted if it does not meet requirements set by the listing exchange. Any resulting liquidation could lead to elevated transaction costs and negative tax consequences for shareholders.

Valuation Risk. Independent market quotations for certain investments held by the Fund may not be readily available, and such investments may be fair valued or valued by a pricing service at an evaluated price. These valuations involve subjectivity and different market participants may assign different prices to the same investment. As a result, there is a risk that the Fund may not be able to sell an investment at the price assigned to the investment by the Fund. Such differences could be significant, particularly for illiquid securities and securities that trade in relatively thin markets and/or markets that experience extreme volatility. In addition, the securities in which the Fund invests may trade on days that the Fund does not price its shares; as a result, the value of Fund shares may change on days when investors cannot purchase or sell their Fund holdings.

Performance

As of the date of this prospectus, the Fund has been in operation for less than one full calendar year and therefore does not report its performance information. Once available, the Fund’s performance information will be accessible on the Fund’s website at https://www.tengrove.com/[____] and will provide some indication of the risks of investing in the Fund.

Management

Investment Adviser:

TenGrove LLC (the “Adviser”) is the Fund’s investment adviser.

Sub-Adviser:

[___]

Portfolio Managers:

Joseph Tennant and William O’Boyle have served as the Fund’s portfolio managers since the Fund’s inception in 2026. Messrs. Tennant and O’Boyle are jointly responsible for the day-to-day operations of the Fund.

Purchase and Sale of Fund Shares

The Fund will issue (or redeem) Fund Shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of Fund Shares known as “Creation Units.” Creation Unit transactions are conducted in exchange for the deposit or delivery of a designated portfolio of in-kind securities and/or cash.

Because the Fund may hold private company securities and other illiquid investments that generally cannot be delivered in kind, the Fund expects to effect creations and redemptions of Creation Units primarily for cash, rather than through in-kind transfers of securities. Cash creations and redemptions may cause the Fund to incur costs that it might not have incurred if it had effected creations and redemptions in kind.

Individual Fund Shares may only be purchased and sold on the Exchange, other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because Fund Shares trade at market prices rather than at NAV, Fund Shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling Fund Shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Fund Shares (bid) and the lowest price a seller is willing to accept for Fund Shares (ask) (the “bid-ask spread”). Recent information regarding the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads is available at https://www.tengrove.com/[______].

Tax Information

Fund distributions are generally taxable as ordinary income, qualified dividend income or capital gains (or a combination), unless your investment is in an IRA or other tax-advantaged retirement account, which may be taxable upon withdrawal.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Adviser and the Fund’s distributor pay the intermediary for the sale of Fund shares and related services or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

TenGrove Premium Equity Income ETF

Investment Objective

The TenGrove Premium Equity Income ETF (the "Fund") seeks current income with a secondary objective of capital appreciation.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and examples below.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fee(1)	[ ]%
Other Expenses(2)	[ ]%
Total Annual Fund Operating Expenses	[ ]%

(1)

The management fee is structured as a “unified fee,” out of which TenGrove LLC, the Fund’s adviser (the “Adviser”), pays all of the ordinary operating expenses of the Fund, except for payments under any 12b-1 plan; taxes and other governmental fees; brokerage fees, commissions and other transaction expenses; interest and other costs of borrowing; litigation or arbitration expenses; acquired fund fees and expenses; and extraordinary or other non-routine expenses of the Fund; each of which is paid by the Fund.

(2)	“Other Expenses” are estimates based on the expenses the Fund expects to incur for the current fiscal year.

Example

This example (the “Example”) is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or sell all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not take into account brokerage commissions or other transaction costs that you pay when purchasing or selling shares.The return of 5% and estimated expenses are for illustration purposes only, and should not be considered indicators of expected Fund expenses or performance, which may be greater or less than the estimates. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$[ ]	$[ ]

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. There has been no portfolio turnover because the Fund has not commenced operations as of the date of this prospectus.

Principal Investment Strategies

The Fund is an actively managed exchange-traded fund ("ETF") that seeks to achieve its investment objective by (i) constructing a portfolio of large-capitalization U.S. equities designed to provide broad exposure to the U.S. large-cap market, and (ii) implementing an options overlay strategy designed to generate current income from option premiums.

Under normal circumstances, at least 80% of its net assets (plus borrowings for investment purposes) will be invested in equity securities of U.S. large-capitalization companies and/or derivative instruments that provide investment exposure to such securities. For purposes of compliance with this investment policy, derivative instruments will be valued at their notional value.

The Adviser selects equity securities for the Fund's portfolio using fundamental and quantitative criteria, including market capitalization, liquidity, earnings quality, and sector balance. The portfolio may at times emphasize securities of companies in particular sectors or companies that are among the largest by market capitalization, which may result in the Fund having a meaningful portion of its assets invested in a relatively small number of large holdings. The Fund is not required to maintain any particular sector emphasis, and the Adviser retains flexibility to adjust sector allocations and the degree of portfolio concentration based on market conditions and its investment views.

The Adviser writes call options on broad-based U.S. equity indexes on up to 100% of the value of the equity securities held by the Fund to generate premium income. The Adviser may use a portion of the premium received to purchase out-of-the-money call options on the same or similar broad-based U.S. equity indexes to provide the potential for upside equity participation when the underlying indexes appreciate. The Fund may use swaps to obtain exposure to investments, securities, indexes, reference assets, or market risk factors relating to U.S. large-capitalization equities and broad-based U.S. equity indexes, consistent with its investment objective.

The Adviser actively manages the overlay, including the selection of strike prices, notional coverage, and expiration dates, seeking to balance income generation against the retention of a portion of the portfolio's potential for capital appreciation. The Fund does not guarantee that it will make distributions or that distributions will be made at any particular rate or level. The level of income generated will vary with market conditions, including prevailing option premiums and equity market volatility.

The Fund focuses primarily on index call options that offer European settlement (i.e., options can only be exercised at their expiration date) and cash settlement (i.e., options carry an obligation by their seller to pay the difference between their strike price and their settlement value rather than requiring delivery of securities).

The Fund seeks tax-efficient returns by utilizing index options that may receive favorable tax treatment under Internal Revenue Code rules because they qualify as “Section 1256 Contracts.” Under these rules, each Section 1256 Contract held by the Fund at year end is treated as if it were sold at fair market value on the last business day of the tax year. Gains or losses on Section 1256 Contracts open at the end of the year, or terminated during the year, are treated as 60% long-term and 40% short-term, regardless of how long the contracts were held. In addition, the Fund may seek to take advantage of tax loss harvesting opportunities by taking investment losses from certain equity and/or options positions to offset realized taxable gains.

The Fund is classified as non-diversified under the Investment Company Act of 1940, as amended (the “Investment Company Act”). Accordingly, the Fund may invest a higher percentage of its assets in a particular company or industry than a diversified fund.

Principal Risks of Investing in the Fund

It is important to note that you could lose all or part of your investment in the Fund. The Fund’s investment performance could provide lower returns than those of other investments. The Fund is subject to certain risks, including the principal risks noted below, which may adversely affect the Fund’s net asset value per share (“NAV”), trading price, returns, or ability to meet its primary investment objective. Certain risks are prioritized below, but the significance of particular risks may change over time. You should review each risk factor carefully.

Active Management Risk. The Fund is actively managed, which means that investment decisions are made based on the Adviser's investment views. There is no guarantee that such views will produce the desired results or expected returns, causing the Fund to fail to meet its investment objective or to underperform funds with similar investment objectives and strategies. Active trading that accompanies active management may result in high portfolio turnover, higher brokerage costs or mark-up charges passed on to shareholders, and adverse tax consequences.

Authorized Participant Concentration Risk. An “Authorized Participant” is a member or participant of a clearing agency registered with the Securities and Exchange Commission (the “SEC”), which has a written agreement with the Fund or one of its service providers that allows the Authorized Participant to place orders for the purchase and redemption of creation units (“Creation Units”). Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund, generally in Creation Units. There are a limited number of institutions that may act as Authorized Participants for the Fund, including on an agency basis on behalf of other market participants. No Authorized Participant is obligated to engage in creation or redemption transactions. The Fund’s index options positions may make it more difficult for Authorized Participants to assemble or receive the prescribed baskets. To the extent that Authorized Participants exit the business or do not place creation or redemption orders for the Fund and no other Authorized Participant places orders, Fund shares are more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting.

Call Option Writing Risk. By writing call options on broad-based U.S. equity indexes, in return for the receipt of premiums, the Fund will give up the opportunity to benefit from potential increases in the value of the underlying index above the exercise prices of such options, but will continue to bear the risk of declines in the value of the Fund's equity holdings. The premiums received from written options may not be sufficient to offset losses sustained from volatility in the underlying equity markets over time. In addition, the Fund's ability to benefit from appreciation in its equity portfolio may be limited while written options are in effect unless the Fund cancels the option positions through the purchase of offsetting options prior to expiration. Exchanges may suspend the trading of options in volatile markets, and if trading is suspended, the Fund may be unable to write options at times that may be desirable or advantageous, which may increase tracking error.

Cash Transactions Risk. The Fund expects to effect creations and redemptions for cash, in whole or in part, because the Fund’s index options positions may not be deliverable in kind. As a result, the Fund may have to sell portfolio securities at inopportune times in order to obtain the cash needed to meet redemption orders. This may cause the Fund to sell a security and recognize a capital gain or loss that might not have been incurred if it had effected a redemption in-kind. The use of cash creations and redemptions may also cause the Fund’s shares to trade in the market at wider bid-ask spreads or greater premiums or discounts to the Fund’s NAV.

Cybersecurity Risk. The Fund, the Adviser, the Sub-Adviser, portfolio companies and their service providers rely on information systems, networks, and connected devices. Cyberattacks, ransomware, phishing, account takeover, payment fraud, insider threats, system intrusions, software vulnerabilities, or other security incidents may disrupt operations, compromise data or funds, cause losses or liability, and impair customer and counterparty relationships. Cybersecurity incidents may affect several companies or payment channels at the same time, and there is no assurance that security measures will prevent or mitigate every incident.

Depositary Receipts Risk. Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. In addition to any risks associated with an investment in the underlying issuer, depositary receipts expose the Fund to additional risks associated with any non-uniform terms that apply to depositary receipt programs, credit exposure to the depositary bank and to the sponsors and other parties with whom the depositary bank establishes the programs, currency risk and the risk of an illiquid market for depositary receipts. The issuers of unsponsored depositary receipts are not obligated to disclose information that is, in the United States, considered material. Accordingly, an investor in the Fund may possess less information regarding these issuers, and there may not be a correlation between such information and the market value of the depositary receipts. While depositary receipts provide an alternative to the direct purchase of underlying foreign securities in their respective markets and currencies, they continue to be subject to many of the risks associated with investing directly in foreign securities, including political, economic, and currency risk.

Derivatives Risk. The Fund's use of derivatives may reduce returns or increase volatility. Derivatives may be subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. Counterparty risk for over-the-counter ("OTC") derivatives is generally higher than that for derivatives traded on an exchange or through a clearing house. The fluctuations in derivative values may not correlate perfectly with the value of the underlying asset or the performance of the overall markets. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult to value accurately. The Fund could suffer losses as a result of unanticipated market movements, which losses are potentially unlimited. Certain derivatives may give rise to a form of leverage and may expose the Fund to greater risk and increase its costs. U.S. and global regulation of derivatives may make derivatives more costly, limit the availability of derivatives, or otherwise adversely affect the value or performance of derivatives.

Equity Securities Risk. The Fund may invest in equity securities whose values can be more volatile than other asset classes. The value of such securities may decline for reasons related to the issuer, as well as general industry or market conditions. Common stock is generally subordinated to preferred securities and debt in a company's capital structure. Common stock has the lowest priority, and the highest risk, with respect to distribution of dividends and any liquidation payments in the event an issuer of such securities files for bankruptcy.

High Portfolio Turnover Risk. The Fund defines “high portfolio turnover” to include turnover of greater than 100% annually. Portfolio turnover often involves transaction costs to the Fund, including brokerage commissions, dealer mark-ups and other costs. In addition, the sale of securities by the Fund may result in the realization of taxable capital gains. Higher portfolio turnover may result in additional transaction costs, which may reduce the Fund's investment return, and may result in different tax consequences for shareholders compared to a fund with lower portfolio turnover.

Issuer Risk. The performance of the Fund depends on the performance of individual securities or other assets which may decline or perform differently from the market generally due to changes in the financial condition or credit rating of the issuer or counterparty.

Large-Capitalization Companies Risk. Large-capitalization companies may be less able than smaller-capitalization companies to adapt to volatile market conditions and unexpected challenges. Large-capitalization companies may have limited growth potential compared with smaller-capitalization companies. The performance of large-capitalization companies may provide lower returns relative to the overall performance of the broader securities markets.

Large Shareholder and Large-Scale Redemption Risk. Certain Fund shareholders may own or manage a substantial amount of Fund shares or hold their investment in the Fund for a limited period of time. There is no assurance that any large shareholder or large group of shareholders would not redeem their investment. Redemptions of a large number of Fund shares may require disposal of assets to meet redemption requests, including liquid securities that the Fund might otherwise have continued to hold. This may affect the realization of taxable income and/or capital gains, which could cause the Fund to make taxable distributions to its shareholders earlier than the Fund otherwise intended. In addition, non-redeeming shareholders may be treated as receiving a disproportionately large taxable distribution during or with respect to such year. The Fund may hold a relatively large proportion of its assets in cash in anticipation of these large redemptions, which may dilute its investment returns. Large redemptions may also force the Fund to sell securities or other assets at disadvantageous prices, which may negatively impact the Fund’s NAV, increase brokerage costs or negatively impact the market price of Fund shares.

Market Risk. The Fund may lose money over short periods of time due to short-term market movements. The Fund may lose money over longer periods due to prolonged market downturns. Local, regional or global geopolitical and other events such as war, acts of terrorism, pandemics or other public health issues, financial recessions, possible or actual sovereign defaults or other financial crises, or other events may have a significant negative impact on the Fund and its investments and may result in increased premiums or discounts to the Fund's NAV.

Market Trading Risk. The Fund faces numerous market trading risks, including lack of market demand for Fund shares, losses from trading in secondary markets, high volatility, and disruptions in the process of creating and redeeming Fund shares. These risks may be heightened when the underlying portfolio includes securities or other assets that are difficult to value or trade. Such factors, among others, may lead to the Fund’s shares trading in the secondary market at a premium or discount to NAV or to the intraday value of the Fund’s portfolio holdings. Investors purchasing Fund shares when the market price is at a premium to NAV or selling Fund shares when the market price is at a discount to NAV may pay significantly more or receive significantly less than the underlying value of the Fund shares.

Operational and Technology Risks. The Fund may be susceptible to operational and technology risks, including personnel and human errors, processing errors, communication errors, system failures, cybersecurity incidents, and the use of AI and machine learning, which may negatively impact the Fund and its shareholders, or may impair the Fund's operations. While the Fund requires its service providers to have appropriate operational, information security and cybersecurity risk management policies and procedures, these methods of risk management may differ from those of the Fund. Operational and technology risks for the issuers in which the Fund invests could also result in material adverse consequences for such issuers and may cause the Fund's investments in such issuers to lose value.

Technology Companies Risk. To the extent the Fund invests in technology companies or has significant exposure to the technology sector, technology companies and companies that rely heavily on technological advances may have limited financial resources, as well as limited access to product lines, markets, supply chains and personnel. Such companies often face intense competition and changes in product cycles and customer preferences. They may face unexpected risks and costs associated with technological developments, such as AI and machine learning. Technology companies may face increased regulatory scrutiny or adverse government or legal action. AI technology, in particular, is often rapidly evolving and subject to additional risks, including those associated with reliance on the collection, analysis, and storage of large amounts of data and complex algorithms, which could result in reputational harm or legal liability, operational errors, and investment losses, and which could impact the Fund’s investments in these companies. Rapid changes to technologies that affect these companies’ products may constitute a material adverse effect on their operating results. These companies are also often dependent on intellectual property rights and may be adversely affected by loss or impairment of those rights. Further, technology companies may rely on patents, copyrights, trademarks or trade secret laws to establish and maintain proprietary rights in their products and technologies. There is no assurance that such companies can successfully protect their intellectual property to prevent the misappropriation of their technology or competitors from developing technology that is substantially similar or superior to such companies’ technology.

Options Risk. There are risks associated with the sale and purchase of call and put options. As a seller (writer) of a call option, the Fund will tend to lose money if the value of the reference index rises above the strike price. As the buyer of a call option, the Fund risks losing the entire premium invested in the option if the Fund does not exercise the option. The value of options may be adversely affected by changes in the underlying index value, passage of time, changes in interest rates, and changes in the actual or perceived volatility of the underlying index. Options purchased by the Fund may expire worthless or decline in value, resulting in a loss of the premium paid.

Sector Risk. At times, the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent the Fund increases the relative emphasis of its investments in a particular industry or sector, the value of the Fund's shares may fluctuate in response to events affecting that industry or sector.

Technology Companies Risk. To the extent the Fund invests in technology companies or has significant exposure to the technology sector, technology companies and companies that rely heavily on technological advances may have limited financial resources, as well as limited access to product lines, markets, supply chains and personnel. Such companies often face intense competition and changes in product cycles and customer preferences. They may face unexpected risks and costs associated with technological developments, such as AI and machine learning. Technology companies may face increased regulatory scrutiny or adverse government or legal action. AI technology, in particular, is often rapidly evolving and subject to additional risks, including those associated with reliance on the collection, analysis, and storage of large amounts of data and complex algorithms, which could result in reputational harm or legal liability, operational errors, and investment losses, and which could impact the Fund’s investments in these companies. Rapid changes to technologies that affect these companies’ products may constitute a material adverse effect on their operating results. These companies are also often dependent on intellectual property rights and may be adversely affected by loss or impairment of those rights. Further, technology companies may rely on patents, copyrights, trademarks or trade secret laws to establish and maintain proprietary rights in their products and technologies. There is no assurance that such companies can successfully protect their intellectual property to prevent the misappropriation of their technology or competitors from developing technology that is substantially similar or superior to such companies’ technology.

Significant Holdings Risk. A relatively large portion of the Fund’s portfolio may at times be invested in a relatively small number of securities or in securities whose performance is related to a relatively small number of issuers. To the extent the Fund emphasizes the equity securities of the largest U.S. companies by market capitalization, the value of the Fund's shares may be more sensitive to the economic results of those companies. The value of the Fund's shares may also be more volatile than a fund that allocates its investments to a larger number of smaller positions.

Small Fund Risk. When the Fund's size is small, the Fund may experience low trading volume and wide bid/ask spreads. The Fund's performance near its inception date may not represent how the Fund will perform in the future or with a larger asset base. In addition, the Fund may face the risk of being delisted if it does not meet certain requirements set by the listing exchange. Any resulting liquidation of the Fund could lead to elevated transaction costs for the Fund and negative tax consequences for its shareholders.

Strategy Risk. The Fund's strategy of combining an equity portfolio with an options overlay may not perform as expected under all market conditions. In a rising market, the Fund may underperform the broad U.S. equity market because written call options limit the Fund's participation in market gains above the options' exercise prices. In addition, because the Fund's income strategy relies on option premiums, the level of income generated will vary with market conditions, including prevailing volatility levels and option premiums. The Fund does not guarantee that it will make distributions or that distributions will be made at any particular rate or level. Depending on market conditions, the Fund's volatility may not be lower than that of the broad market.

Tax Risk. The Fund invests in derivatives, including index options that may qualify as "Section 1256 Contracts" under the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"). The federal income tax treatment of a derivative may not be as favorable as a direct investment in an underlying asset. Derivatives may produce taxable income and taxable realized gains, and may adversely affect the timing, character and amount of income the Fund realizes from its investments. As a result, a larger portion of the Fund's distributions may be treated as ordinary income rather than as capital gains. In addition, certain derivatives are subject to mark-to-market or straddle provisions of the Internal Revenue Code. If such provisions are applicable, there could be an increase (or decrease) in the amount of taxable dividends paid by the Fund. Section 1256 Contracts held at year end are treated as if sold at fair market value on the last business day of the tax year, and any resulting gains or losses are treated as 60% long-term and 40% short-term capital gains or losses, regardless of the actual holding period.

Non-Diversification Risk. The Fund is classified as a “non-diversified” Fund, meaning that the Fund may invest a greater percentage of its assets in securities or other instruments representing a small number of issuers or counterparties than “diversified” funds. Accordingly, the Fund may be susceptible to certain risks associated with these particular issuers or counterparties. As a result, the Fund’s performance may rely to a greater extent on the performance of a small number of issuers or counterparties and may lead to volatility in the Fund’s NAV.

Valuation Risk. The price that the Fund could receive upon the sale (or other disposition) of a security or other asset may differ from the Fund's valuation of the security or other asset, particularly for securities or other assets that trade in low volume or volatile markets or that are valued using a fair value methodology.

Performance

As of the date of this prospectus, the Fund has been in operation for less than one full calendar year and therefore does not report its performance information. Once available, the Fund’s performance information will be accessible on the Fund’s website at https://www.tengrove.com/[____] and will provide some indication of the risks of investing in the Fund.

Management

Investment Adviser:

TenGrove LLC (the “Adviser”) is the Fund’s investment adviser.

Sub-Adviser:

[___]

Portfolio Managers:

Joseph Tennant and William O’Boyle have served as the Fund’s portfolio managers since the Fund’s inception in 2026. Messrs. Tennant and O’Boyle are jointly responsible for the day-to-day operations of the Fund.

Purchase and Sale of Fund Shares

The Fund will issue (or redeem) Fund Shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of Fund Shares known as “Creation Units.” Creation Unit transactions are conducted in exchange for the deposit or delivery of a designated portfolio of in-kind securities and/or cash.

Because the Fund’s index options positions may not be deliverable in kind, the Fund expects to effect creations and redemptions of Creation Units for cash, in whole or in part, rather than through in-kind transfers of securities. Cash creations and redemptions may cause the Fund to incur costs that it might not have incurred if it had effected creations and redemptions in kind.

Individual Fund Shares may only be purchased and sold on the Exchange, other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because Fund Shares trade at market prices rather than at NAV, Fund Shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling Fund Shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Fund Shares (bid) and the lowest price a seller is willing to accept for Fund Shares (ask) (the “bid-ask spread”). Recent information regarding the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads is available at https://www.tengrove.com/[______].

Tax Information

Fund distributions are generally taxable as ordinary income, qualified dividend income or capital gains (or a combination), unless your investment is in an IRA or other tax-advantaged retirement account, which may be taxable upon withdrawal.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Adviser and the Fund’s distributor pay the intermediary for the sale of Fund shares and related services or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

TenGrove Laddered Buffered Equity ETF

Investment Objective

The TenGrove Laddered Buffered Equity ETF (the "Fund") seeks capital appreciation.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and examples below.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fee(1)	[ ]%
Other Expenses(2)	[ ]%
Total Annual Fund Operating Expenses	[ ]%

(1)	The management fee is structured as a “unified fee,” out of which TenGrove LLC, the Fund’s adviser (the “Adviser”), pays all of the ordinary operating expenses of the Fund, except for payments under any 12b-1 plan; taxes and other governmental fees; brokerage fees, commissions and other transaction expenses; interest and other costs of borrowing; litigation or arbitration expenses; acquired fund fees and expenses; and extraordinary or other non-routine expenses of the Fund; each of which is paid by the Fund.

(2)	“Other Expenses” are estimates based on the expenses the Fund expects to incur for the current fiscal year.

Example

This example (the “Example”) is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or sell all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not take into account brokerage commissions or other transaction costs that you pay when purchasing or selling shares. The return of 5% and estimated expenses are for illustration purposes only, and should not be considered indicators of expected Fund expenses or performance, which may be greater or less than the estimates. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$[ ]	$[ ]

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities or other instruments (or “turns over” its portfolio). The Fund expects to engage in active and frequent trading as it establishes, replaces, rolls and periodically rebalances its option packages. A high portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. There has been no portfolio turnover because the Fund has not commenced operations as of the date of this prospectus.

Principal Investment Strategies

The Fund is an actively managed exchange-traded fund ("ETF") that seeks to achieve its investment objective by implementing a laddered strategy using options, swaps, and related instruments designed to provide exposure to the price return of an ETF tracking a U.S. large-capitalization equities index (the "Reference Asset"), subject to a cap on potential gains and a buffer against a targeted first approximately 10% of losses of the Reference Asset for each Option Package (as defined below) over that Option Package's Target Outcome Period (as defined below). The Fund does not provide exposure to dividends paid by the constituents of the Reference Asset except to the extent reflected in the Reference Asset's price. The Fund may invest directly in shares of the Reference Asset.

"FLEX Options" are customizable exchange-traded option contracts guaranteed for settlement by the Options Clearing Corporation ("OCC") that allow customization of exercise prices, exercise styles, expiration dates, and other terms while providing the transparency and credit support of exchange-traded contracts.

"Qualifying Instruments" means (i) FLEX Options on the Reference Asset, (ii) other exchange-listed options on the Reference Asset, (iii) over-the-counter ("OTC") options on the Reference Asset, (iv) swaps or other derivative instruments that reference, or provide economic exposure to, the Reference Asset, U.S. large-capitalization equities, or any of the instruments described in clauses (i) through (iii) above, and (v) combinations of the foregoing.

Under normal circumstances, at least 80% of the Fund's net assets (plus borrowings for investment purposes) will be invested in Qualifying Instruments and other instruments that provide exposure to U.S. large-capitalization equities. For purposes of compliance with this investment policy, derivative instruments will be valued at their notional value.

The Adviser constructs the Fund's portfolio using one or more types of Qualifying Instruments that are based on, or provide exposure to, the Reference Asset or U.S. large-capitalization equities. Each "Option Package" is a group of one or more Qualifying Instruments with a common "Target Outcome Period," meaning the period beginning when the Option Package is established and ending on the applicable expiration date, over which that Option Package seeks its stated outcome. A Target Outcome Period is generally expected to be approximately one year but may be shorter or longer at the Adviser's discretion, including at the Fund's inception when the Adviser expects to establish the initial set of Option Packages with staggered Target Outcome Periods ranging from approximately one month to approximately twelve months in order to seed the laddered structure from the outset.

The Adviser generally expects to maintain approximately twelve Option Packages of approximately equal size, each consisting of any one or more types of Qualifying Instruments in such proportions as the Adviser determines appropriate. The Adviser has full discretion to select the type, mix, and proportion of Qualifying Instruments used in each Option Package, and an Option Package may consist entirely of FLEX Options, entirely of other Qualifying Instruments, or any combination thereof. The Option Packages generally will have staggered expiration dates distributed across the calendar year. After the ladder is fully established, the Adviser generally expects each new or rolled Option Package's Target Outcome Period to be approximately one year, but the Adviser may establish Option Packages with shorter or longer Target Outcome Periods as it deems appropriate. As each Option Package's Target Outcome Period ends or as the Adviser otherwise determines, the Adviser may close, replace, roll, restructure, or otherwise modify that Option Package using Qualifying Instruments, generally with the objective of establishing a replacement Option Package that targets approximately a 10% buffer for the new Target Outcome Period. The Adviser is not required to wait until an Option Package's expiration to take such action and may do so based on market conditions, liquidity, relative value, or portfolio management considerations. When an Option Package is rolled or replaced, the Adviser generally expects the replacement Qualifying Instruments to have an expiration approximately one year later, but the Adviser retains discretion to select shorter or longer durations. Because the Option Packages' expiration dates are generally staggered, the Adviser anticipates that rolls and resets will occur throughout the calendar year, but the timing and frequency of rolls are at the Adviser's discretion and may not follow a fixed schedule. The cap for each Option Package is established by the strike prices of the written options or the equivalent terms of swaps or other Qualifying Instruments used in that Option Package, which the Adviser selects in its discretion based on prevailing market conditions. Each Option Package is designed at establishment to seek, before fees and expenses, the Reference Asset's price return up to a cap and a buffer against approximately the first 10% of Reference Asset losses during that Option Package's Target Outcome Period. The actual buffer percentage for each Option Package is a target and depends on prevailing market conditions at the time the Option Package is established; accordingly, the buffer may be slightly above or below 10% and may differ among Option Packages. The cap for each Option Package is similarly based on prevailing market conditions and may differ among Option Packages.

The Fund has no single Fund-level target outcome, Target Outcome Period, cap, or buffer. Because the Option Packages have different establishment dates, Target Outcome Periods, expiration dates, caps, buffers, and applicable Reference Asset levels, the effective cap and buffer available to an investor will depend on the investor's purchase and sale dates and the Fund's exposure to, and the condition of, each Option Package at those times. The ladder is designed to diversify exposure across investment time periods and Reference Asset levels but cannot eliminate timing risk. The Fund may periodically, including quarterly, rebalance its portfolio toward approximately equal weights among the Option Packages if appropriate. Between rebalances, market movements, Option Package performance, resets, cash flows, or trading may cause one or more Option Packages to be temporarily overweighted or underweighted. The Fund may engage in active and frequent trading to establish, close, replace, roll, restructure, and rebalance Option Packages, to convert exposure from one type of Qualifying Instrument to another, and for other portfolio management purposes. The Adviser may replace or convert Qualifying Instruments within an Option Package without closing the Option Package as a whole. An Option Package's cap or buffer may be partly or fully exhausted when an investor purchases shares, and the Fund may experience returns, before fees and expenses, materially different from the results sought by any individual Option Package.

The Fund expects to invest a substantial portion of its assets not used as margin or premium for Qualifying Instruments in U.S. Treasury securities, money market instruments, or other high-quality short-duration instruments to serve as collateral for the Fund's derivatives positions and for cash management purposes.

Information regarding the Fund's laddered portfolio and each Option Package, including each Option Package's Target Outcome Period, applicable start and expiration dates, cap, buffer, remaining cap, remaining buffer, and relevant Reference Asset levels, as appropriate, is available daily on the Fund's website at [https://www.tengrove.com/______].

The Fund primarily anticipates using FLEX Options on the Reference Asset that offer European-style exercise (i.e., options can only be exercised at their expiration date) and cash settlement. FLEX Options and other exchange-listed options generally are cleared through the OCC and subject to its settlement guarantee, subject to the risk that the OCC or a clearing member may fail to perform. OTC options and swaps generally are subject to bilateral counterparty obligations, including obligations to post and maintain collateral under applicable documentation, and do not have the same clearing and settlement protections. In the event of a counterparty default on an OTC option or swap, the Fund's recovery may be limited to the collateral held by or on behalf of the Fund. The terms, liquidity, valuation, and settlement characteristics of Qualifying Instruments may differ, and the Adviser will consider these differences in selecting among Qualifying Instruments.

Results are not guaranteed and apply only over each Option Package's Target Outcome Period. The approximately 10% buffer is a target for each Option Package at establishment and is not guaranteed. The Fund does not provide a 10% or any specific buffer at the Fund level, and an investor's effective buffer will depend on the status of each Option Package at the time of purchase. The Fund does not guarantee principal protection, and an investor may lose the entire investment. Fees and expenses will reduce the Fund's returns and may reduce or eliminate the benefit of an Option Package's buffer. The Fund is not designed for short-term trading.

The Fund may concentrate its investments in companies operating in one or more industries to the extent that the underlying referenced index of the Reference Asset invests more than 25% of its assets in an industry or group of industries.

The Fund is classified as non-diversified under the Investment Company Act of 1940, as amended (the "Investment Company Act"). Accordingly, the Fund may invest a higher percentage of its assets in a particular issuer or instrument than a diversified fund. The Fund's non-diversified status is expected to result primarily from the concentration of its derivatives positions in a single Reference Asset rather than from concentration in individual equity holdings.

Principal Risks of Investing in the Fund

It is important to note that you could lose all or part of your investment in the Fund. The Fund’s investment performance could provide lower returns than those of other investments. The Fund is subject to certain risks, including the principal risks noted below, which may adversely affect the Fund’s net asset value per share (“NAV”), trading price, returns, or ability to meet its primary investment objective. Certain risks are prioritized below, but the significance of particular risks may change over time. You should review each risk factor carefully.

Active Management Risk. The Fund is actively managed, which means that investment decisions are made based on the Adviser's investment views. There is no guarantee that such views will produce the desired results or expected returns, causing the Fund to fail to meet its investment objective or to underperform funds with similar investment objectives and strategies. The Adviser's judgments regarding the Fund's laddered option package construction, including option package size, staggered expiration dates, selection of Qualifying Instruments and their terms (including reference-asset option terms and strike prices), the caps and buffers for the option packages, timing of resets, and periodic rebalancing, may prove to be incorrect. The Fund may buy, sell, replace, or roll Qualifying Instruments at disadvantageous times, may fail to participate in market gains or achieve intended downside mitigation, and may underperform other funds with similar objectives or the broader market. Active trading may result in high portfolio turnover, higher transaction costs, and adverse tax consequences.

Authorized Participant Concentration Risk. An “Authorized Participant” is a member or participant of a clearing agency registered with the Securities and Exchange Commission (the “SEC”), which has a written agreement with the Fund or one of its service providers that allows the Authorized Participant to place orders for the purchase and redemption of creation units (“Creation Units”). Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund, generally in Creation Units. There are a limited number of institutions that may act as Authorized Participants for the Fund, including on an agency basis on behalf of other market participants. No Authorized Participant is obligated to engage in creation or redemption transactions. The Fund’s Qualifying Instruments may make it more difficult for Authorized Participants to assemble or receive the prescribed baskets. To the extent that Authorized Participants exit the business or do not place creation or redemption orders for the Fund and no other Authorized Participant places orders, Fund shares are more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting.

Buffered Loss Risk. Each option package’s buffer, which may be established through one or more Qualifying Instruments, is designed to protect against only the first 10% of reference-asset losses over that option package’s target outcome period; losses exceeding the buffer applicable to the relevant option package will be borne by the Fund on a one-for-one basis. There can be no guarantee that any option package will be successful in providing its intended buffer. Because the Fund holds option packages established at different times and at different reference-asset levels, an option package’s buffer may be partially or fully exhausted when an investor purchases shares, and the Fund does not provide a 10% buffer at the Fund level. The ladder is designed to diversify exposure across target outcome periods, but cannot eliminate the risk that the reference asset declines beyond one or more option package buffers. The Fund does not provide principal protection, and an investor may lose the entire investment.

Cap Change Risk. A separate cap is established for each option package through one or more Qualifying Instruments based on prevailing market conditions, including interest rates, implied volatility, the relationship between put and call option prices, and the applicable reference-asset level. Caps may differ among option packages and may change each time an option package resets. A lower cap limits the Fund's potential for gains for the applicable option package, and a reset may occur when market conditions are unfavorable.

Capped Upside Risk. Each option package, which may be constructed using one or more Qualifying Instruments, seeks to provide exposure to the reference asset’s price return only up to that option package’s cap. If the reference asset appreciates beyond an option package’s cap over its target outcome period, that option package will not participate in gains beyond the cap. Because the Fund holds option packages with different caps, expiration dates, target outcome periods, and applicable reference-asset levels, the Fund has no single cap and its aggregate upside may be limited in a manner different from any individual option package. An investor who purchases shares after an option package has appreciated may have reduced or no effective cap remaining for that option package, and in strongly rising markets the Fund may significantly underperform the reference asset or the broader U.S. equity market.

Cash Transactions Risk. The Fund expects to effect creations and redemptions primarily for cash because some of the Fund’s Qualifying Instruments, including cash-settled options and swaps, may not be transferable or deliverable in kind. As a result, the Fund may have to sell portfolio securities or other assets at inopportune times in order to obtain the cash needed to meet redemption orders. This may cause the Fund to sell a security or other asset and recognize a capital gain or loss that might not have been incurred if it had effected a redemption in-kind. The use of cash creations and redemptions may also cause the Fund's shares to trade in the market at wider bid-ask spreads or greater premiums or discounts to the Fund's NAV.

Counterparty Risk. FLEX Options and other exchange-listed options generally are cleared through the Options Clearing Corporation (“OCC”) and subject to its guarantee of settlement. However, if the OCC experiences financial difficulties or is otherwise unable to meet its settlement obligations, or if a clearing member defaults on its obligations to the OCC, the Fund could suffer losses on those positions. Although the OCC has never failed to meet its settlement obligations, there can be no assurance that it will always be able to do so. OTC options and swaps generally are not subject to the same clearing and settlement protections and expose the Fund to the risk that a counterparty will default on its obligations. Collateral or other arrangements may not fully protect the Fund against losses. The Fund is also subject to the risk that a counterparty to any other transaction may default on its obligations.

Cybersecurity Risk. The Fund, the Adviser, the Sub-Adviser, portfolio companies and their service providers rely on information systems, networks, and connected devices. Cyberattacks, ransomware, phishing, account takeover, payment fraud, insider threats, system intrusions, software vulnerabilities, or other security incidents may disrupt operations, compromise data or funds, cause losses or liability, and impair customer and counterparty relationships. Cybersecurity incidents may affect several companies or payment channels at the same time, and there is no assurance that security measures will prevent or mitigate every incident.

Depositary Receipts Risk. Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. In addition to any risks associated with an investment in the underlying issuer, depositary receipts expose the Fund to additional risks associated with any non-uniform terms that apply to depositary receipt programs, credit exposure to the depositary bank and to the sponsors and other parties with whom the depositary bank establishes the programs, currency risk and the risk of an illiquid market for depositary receipts. The issuers of unsponsored depositary receipts are not obligated to disclose information that is, in the United States, considered material. Accordingly, an investor in the Fund may possess less information regarding these issuers, and there may not be a correlation between such information and the market value of the depositary receipts. While depositary receipts provide an alternative to the direct purchase of underlying foreign securities in their respective markets and currencies, they continue to be subject to many of the risks associated with investing directly in foreign securities, including political, economic, and currency risk.

Derivatives Risk. The Fund's use of derivatives, including Qualifying Instruments, may reduce returns or increase volatility. Derivatives may be subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The fluctuations in derivative values may not correlate perfectly with the value of the underlying asset or the performance of the overall markets. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult to value accurately. The Fund could suffer losses as a result of unanticipated market movements, which losses are potentially unlimited. Certain derivatives may give rise to a form of leverage and may expose the Fund to greater risk and increase its costs. U.S. and global regulation of derivatives may make derivatives more costly, limit the availability of derivatives, or otherwise adversely affect the value or performance of derivatives.

Equity Securities Risk. The Fund provides exposure to U.S. large-capitalization equities primarily through Qualifying Instruments, which the Fund primarily anticipates will be FLEX Options, rather than by directly holding the reference asset’s underlying securities. The value of the Fund's investments will fluctuate based on changes in the reference asset’s price return and the value of the Qualifying Instruments. The reference asset’s price may fall rapidly in response to developments affecting particular companies or industries or to changing economic, political, or market conditions. Because the strategy is based on the reference asset’s price return, the Fund’s exposure may not include dividends or other distributions associated with the reference asset or correspond to the reference asset’s total return. The Fund’s returns may also differ from the reference asset’s price return because of the caps and buffers for the option packages, staggered target outcome periods, expenses, transaction costs, option pricing, valuation differences, and other factors.

FLEX Options Risk. FLEX Options are exchange-traded options with customizable terms, including exercise prices, exercise styles, and expiration dates. Although FLEX Options are guaranteed for settlement by the OCC, they may be less liquid than standardized exchange-traded options. In less liquid markets, terminating, closing, replacing, rolling or resetting an option package may require the Fund to accept unfavorable terms or result in a transaction at an unfavorable price. The Fund may experience losses if it is unable to close out or replace a FLEX Options position at the desired time or price, including when an option package resets. The Fund may also use other Qualifying Instruments to establish or maintain option packages, and those instruments may have different liquidity, trading, and settlement characteristics.

FLEX Options Valuation Risk. To the extent the Fund uses FLEX Options, the value of FLEX Options does not increase or decrease at the same rate as the reference asset, and the Fund's NAV may not directly correlate with changes in the reference asset’s price on a day-to-day basis. FLEX Options may be difficult to value due to their customizable terms, staggered expirations, and limited trading activity. The Fund's NAV calculation relies on pricing models that use inputs including the reference asset’s value, implied volatility, interest rates, and time to expiration. Changes in these inputs, including differences among option packages, may result in significant fluctuations in the Fund's NAV that do not correspond proportionally to changes in the reference asset and may affect the Fund’s estimates of each option package’s remaining cap and remaining buffer. Other Qualifying Instruments may involve different valuation methodologies and may not track the reference asset in the same manner.

High Portfolio Turnover Risk. The Fund expects to engage in active and frequent trading as it establishes, closes, replaces, rolls, and periodically rebalances its option packages. Such trading may result in high portfolio turnover, brokerage commissions, dealer mark-ups, and other transaction costs, which may reduce the Fund’s investment return. The sale or other disposition of Qualifying Instruments or other portfolio instruments may also result in taxable gains or losses and different tax consequences for shareholders than a fund with lower portfolio turnover.

Investment Company Risk. Investing in a Reference Asset ETF or other investment company exposes the Fund to that vehicle’s investment risks, and shareholders bear a proportionate share of the vehicle’s fees and expenses in addition to the Fund’s expenses. ETF shares may trade at a premium or discount to NAV or may lack an active market.

Issuer Risk. The performance of the Fund depends on the performance of individual securities or other assets which may decline or perform differently from the market generally due to changes in the financial condition or credit rating of the issuer or counterparty.

Large-Capitalization Companies Risk. Large-capitalization companies may be less able than smaller-capitalization companies to adapt to volatile market conditions and unexpected challenges. Large-capitalization companies may have limited growth potential compared with smaller-capitalization companies. The performance of large-capitalization companies may provide lower returns relative to the overall performance of the broader securities markets.

Large Shareholder and Large-Scale Redemption Risk. Certain Fund shareholders may own or manage a substantial amount of Fund shares or hold their investment in the Fund for a limited period of time. There is no assurance that any large shareholder or large group of shareholders would not redeem their investment. Redemptions of a large number of Fund shares may require disposal of assets to meet redemption requests, including liquid securities that the Fund might otherwise have continued to hold. This may affect the realization of taxable income and/or capital gains, which could cause the Fund to make taxable distributions to its shareholders earlier than the Fund otherwise intended. In addition, non-redeeming shareholders may be treated as receiving a disproportionately large taxable distribution during or with respect to such year. The Fund may hold a relatively large proportion of its assets in cash in anticipation of these large redemptions, which may dilute its investment returns. Large redemptions may also force the Fund to sell securities or other assets at disadvantageous prices, which may negatively impact the Fund’s NAV, increase brokerage costs or negatively impact the market price of Fund shares.

Market Risk. The Fund may lose money over short periods of time due to short-term market movements. The Fund may lose money over longer periods due to prolonged market downturns. Local, regional or global geopolitical and other events such as war, acts of terrorism, pandemics or other public health issues, financial recessions, possible or actual sovereign defaults or other financial crises, or other events may have a significant negative impact on the Fund and its investments and may result in increased premiums or discounts to the Fund's NAV.

Market Trading Risk. The Fund faces numerous market trading risks, including lack of market demand for Fund shares, losses from trading in secondary markets, high volatility, and disruptions in the process of creating and redeeming Fund shares. Such factors, among others, may lead to the Fund's shares trading in the secondary market at a premium or discount to NAV or to the intraday value of the Fund's portfolio holdings. Investors purchasing Fund shares when the market price is at a premium to NAV or selling Fund shares when the market price is at a discount to NAV may pay significantly more or receive significantly less than the underlying value of the Fund shares.

Non-Diversification Risk. The Fund is classified as a “non-diversified” Fund, meaning that the Fund may invest a greater percentage of its assets in securities or other instruments representing a small number of issuers or counterparties than “diversified” funds. Accordingly, the Fund may be susceptible to certain risks associated with these particular issuers or counterparties. As a result, the Fund’s performance may rely to a greater extent on the performance of a small number of issuers or counterparties and may lead to volatility in the Fund’s NAV.

Operational and Technology Risks. The Fund may be susceptible to operational and technology risks, including personnel and human errors, processing errors, communication errors, system failures, cybersecurity incidents, and the use of AI and machine learning, which may negatively impact the Fund, its shareholders, the Adviser, the Sub-Adviser and other service providers, or may impair the Fund's operations. While the Fund requires its service providers to have appropriate operational, information security and cybersecurity risk management policies and procedures, these methods of risk management may differ from those of the Fund. Operational and technology risks for the issuers in which the Fund invests could also result in material adverse consequences for such issuers and may cause the Fund's investments in such issuers to lose value.

Options Risk. There are risks associated with the sale and purchase of options, including FLEX Options, other exchange-listed options, and OTC options. As a seller (writer) of an option, the Fund will tend to lose money if the value of the reference asset moves against the Fund's position. As the buyer of an option, the Fund risks losing the entire premium invested in the option if the option expires worthless. The value of options may be adversely affected by changes in the underlying asset value, passage of time, changes in interest rates, and changes in the actual or perceived volatility of the underlying asset. Options purchased by the Fund may expire worthless or decline in value, resulting in a loss of the premium paid.

Investor Timing Risk. The Fund invests in option packages formed from one or more types of Qualifying Instruments and established at different times, with different target outcome periods, expirations, caps, buffers, remaining cap, remaining buffer, and applicable reference-asset levels. The Fund’s ladder is designed to diversify exposure across target outcome periods and reference-asset levels and to diversify, but cannot eliminate, timing risk. An investor who purchases or sells shares at a time when one or more option packages have experienced gains or losses may receive materially different results from the results sought by those option packages, including reduced or no effective cap or buffer. The Fund has no single Fund-level target outcome, target outcome period, cap, or buffer, is not designed for short-term trading, and does not provide principal protection.

Small Fund Risk — When the Fund’s size is small, the Fund may experience low trading volume and wide bid/ask spreads. The Fund’s performance near its inception date may not represent how the Fund will perform in the future or with a larger asset base. A small asset base may make it harder for the Fund to absorb fixed expenses, maintain broad exposure or support an active secondary market. In addition, the Fund may face the risk of being delisted if it does not meet certain requirements set by the listing exchange. Any resulting liquidation of the Fund could lead to elevated transaction costs for the Fund and negative tax consequences for its shareholders.

Technology Sector Risk. As of the date of this prospectus, the Reference Asset has significant investments in information technology companies. The Reference Asset, due to its significant exposure to technology companies, may be particularly sensitive to the risks associated with technology companies. Technology companies are particularly vulnerable to rapid changes in technology product cycles, product obsolescence, government regulation, and intense domestic and international competition. Technology companies may have limited product lines, markets, financial resources or personnel and may be heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability.

Valuation Risk. The price that the Fund could receive upon the sale (or other disposition) of a security or other asset may differ from the Fund's valuation of the security or other asset, particularly for securities or other assets that trade in low volume or volatile markets or that are valued using a fair value methodology.

Performance

As of the date of this prospectus, the Fund has been in operation for less than one full calendar year and therefore does not report its performance information. Once available, the Fund’s performance information will be accessible on the Fund’s website at https://www.tengrove.com/[____] and will provide some indication of the risks of investing in the Fund.

Management

Investment Adviser:

TenGrove LLC (the “Adviser”) is the Fund’s investment adviser.

Sub-Adviser:

[___]

Portfolio Managers:

Joseph Tennant and William O’Boyle have served as the Fund’s portfolio managers since the Fund’s inception in 2026. Messrs. Tennant and O’Boyle are jointly responsible for the day-to-day operations of the Fund.

Purchase and Sale of Fund Shares

The Fund will issue (or redeem) Fund Shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of Fund Shares known as “Creation Units.” Creation Unit transactions are conducted in exchange for the deposit or delivery of a designated portfolio of in-kind securities and/or cash.

Because positions in the Fund’s Qualifying Instruments, including cash-settled options and swaps, may not be transferable or deliverable in kind, the Fund expects to effect creations and redemptions of Creation Units primarily for cash, rather than through in-kind transfers of securities. Cash creations and redemptions may cause the Fund to incur costs that it might not have incurred if it had effected creations and redemptions in kind.

Individual Fund Shares may only be purchased and sold on the Exchange, other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because Fund Shares trade at market prices rather than at NAV, Fund Shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling Fund Shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Fund Shares (bid) and the lowest price a seller is willing to accept for Fund Shares (ask) (the “bid-ask spread”). Recent information regarding the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads is available at https://www.tengrove.com/[______].

Tax Information

Fund distributions are generally taxable as ordinary income, qualified dividend income or capital gains (or a combination), unless your investment is in an IRA or other tax-advantaged retirement account, which may be taxable upon withdrawal.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Adviser and the Fund’s distributor pay the intermediary for the sale of Fund shares and related services or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

OVERVIEW

The Trust is an investment company consisting of separate investment portfolios (each, a “Fund” and collectively, the “Funds”). Each Fund listed in this prospectus is an ETF. ETFs are funds whose shares are listed on a stock exchange and traded like equity securities at market prices. An ETF, such as each Fund, allows you to buy or sell shares that represent the collective performance of a selected group of securities.

Shares of each Fund are listed and trade at market prices on NYSE Arca, Inc. The market price for a share of a Fund may be different from that Fund’s most recent NAV per share. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of a Fund may be purchased or redeemed directly from that Fund at NAV solely by certain large institutions that enter into agreements with [__], the distributor of Creation Units for the Funds (the “Distributor”), and are authorized to transact in Creation Units with the Funds (“Authorized Participants”).

This prospectus provides information to enable you to make an informed decision about an investment in each Fund. It contains important facts about both the Trust and the Funds.

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES OF THE FUNDS

Investment Objectives

The TenGrove U.S. Public-Private Technology ETF, TenGrove International Public-Private Technology ETF, TenGrove Public-Private Fintech, Payments & Digital Commerce ETF, and TenGrove Laddered Buffered Equity ETF each seek capital appreciation.

The TenGrove Premium Equity Income ETF seeks current income with a secondary objective of capital appreciation.

Principal Investment Strategies

TenGrove U.S. Public-Private Technology ETF. The Fund is an actively managed exchange-traded fund ("ETF") that seeks to achieve its investment objective by investing primarily in securities of public and private U.S. technology and technology-related companies. Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in securities of public or private U.S. technology and technology-related companies and derivatives that provide investment exposure to such securities or to one or more market risk factors associated with such securities. For purposes of compliance with this investment policy, derivative instruments will be valued at their notional value. The Fund may invest directly in the equity securities of private companies and also may obtain indirect exposure through swaps or other derivative instruments that provide exposure to such companies. The Fund will not invest in securities of private companies (or derivatives providing such exposure) if, immediately after such investment, the Fund’s aggregate investments in private companies would exceed approximately 10% of the Fund’s net assets. The Fund is not required to sell private company investments if its aggregate holdings of such investments exceed 10% of the Fund’s net assets due to appreciation or changes in market values. The Fund invests primarily in equity securities, including common stock and preferred stock, and may invest in companies of any market capitalization. The Adviser will select securities for the Fund’s portfolio using a fundamental, research-driven approach. The Adviser seeks to identify technology companies it believes possess durable competitive advantages, large and growing addressable markets, strong unit economics, and management teams with a demonstrated ability to allocate capital effectively. The process may include analysis of company financial statements and public disclosures, industry and competitive analysis, and engagement with company management teams, customers, suppliers, and other industry participants. The Adviser may consider each company’s exposure to artificial intelligence and related technologies, including whether the company develops, enables, or benefits from the adoption of such technologies. For private companies, the process may include evaluating the company’s capitalization, path to liquidity, governance, and the terms and transferability of the securities available for purchase. The portfolio is generally concentrated in the Adviser’s highest-conviction ideas, and position sizes reflect the Adviser’s assessment of each company’s risk-adjusted return potential. The Adviser generally seeks to invest in companies involved in AI and related applications, including token generation, data ownership, cloud-based AI tools, AI-as-a-service, AI-enabled products and services, language and image recognition, automated communications, predictive analytics, and recommendation engines, as well as semiconductors, memory, networking, storage, data-center infrastructure, power, cooling, and other enabling technologies, and companies whose business models are fundamentally dependent on or enabled by proprietary technology, including companies that operate technology-enabled platforms, marketplaces, or networks, even if such companies are not classified within a traditional technology industry group by third party classification systems.

TenGrove International Public-Private Technology ETF. The Fund is an actively managed exchange-traded fund ("ETF") that seeks to achieve its investment objective by investing primarily in securities of non-U.S. public and private technology and technology-related companies. Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in securities of non-U.S. public or private technology and technology-related companies and derivatives that provide investment exposure to such securities or to one or more market risk factors associated with such securities. The Adviser considers a company a “non-U.S. security” if it is organized under the laws of a country outside the United States, has its principal office or management outside the United States, or has its principal securities trading market outside the United States. For purposes of compliance with this investment policy, derivative instruments will be valued at their notional value. The Fund may invest directly in equity securities of U.S. and non-U.S. private companies that are not listed for trading on a securities exchange, or obtain indirect exposure through swaps or other derivatives. These investments involve heightened liquidity, valuation and information risks and, for non-U.S. companies, additional risks arising from differing accounting and internal-control standards, currency and capital controls, and political, regulatory and legal uncertainty. The Fund will not acquire any such investment if, immediately thereafter, its aggregate private-company exposure would exceed approximately 10% of net assets. The Fund need not sell an investment solely because appreciation or market-value changes cause that exposure to exceed 10%. The Fund invests primarily in equity securities, including common stock and preferred stock, and may also invest in depositary receipts. The Fund may invest in companies of any market capitalization. The Adviser will select securities for the Fund’s portfolio using a fundamental, research driven approach. The Adviser seeks to identify technology companies it believes possess durable competitive advantages, large and growing addressable markets, strong unit economics, and management teams with a demonstrated ability to allocate capital effectively. The process may include analysis of company financial statements and public disclosures, industry and competitive analysis, and direct engagement with company management teams, customers, suppliers, and industry participants. The Adviser may consider companies across developed and emerging markets, considering country-specific factors including the regulatory environment, market structure, currency, and accounting standards. For private companies, the process may include evaluating the company’s capitalization, path to liquidity, governance, and the terms and transferability of the securities available for purchase. The portfolio is generally concentrated in the Adviser’s highest-conviction ideas across regions, and position sizes reflect the Adviser’s assessment of risk-adjusted return potential, including country and currency considerations. The Adviser generally seeks to invest in companies involved in AI and related applications, including token generation, data ownership, cloud-based AI tools, AI-as-a-service, AI-enabled products and services, language and image recognition, automated communications, predictive analytics, and recommendation engines, as well as semiconductors, memory, networking, storage, data-center infrastructure, power, cooling, and other enabling technologies, and companies whose business models are fundamentally dependent on or enabled by proprietary technology, including companies that operate technology-enabled platforms, marketplaces, or networks, even if such companies are not classified within a traditional technology industry group by third party classification systems.

TenGrove Public-Private Fintech, Payments & Digital Commerce ETF. The Fund is an actively managed exchange-traded fund ("ETF") that seeks to achieve its investment objective by investing primarily in securities of public and private financial technology, payments, and digital commerce companies. Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in securities of public or private financial technology, payments, digital commerce and technology-related companies and derivatives that provide investment exposure to those securities or to one or more market risk factors associated with them. For purposes of compliance with this investment policy, derivative instruments will be valued at their notional value. The Fund may invest directly in the equity securities of private companies and also may obtain indirect exposure through swaps or other derivative instruments that provide exposure to such companies. The Fund will not invest in securities of private companies (or derivatives providing such exposure) if, immediately after such investment, the Fund’s aggregate investments in private companies would exceed approximately 10% of the Fund’s net assets. The Fund is not required to sell private company investments if its aggregate holdings of such investments exceed 10% of the Fund’s net assets due to appreciation or changes in market values. The Fund invests primarily in equity securities, including common stock and preferred stock. The Fund may also invest in depositary receipts. The Fund may invest in companies of any market capitalization. The Fund may invest in securities of U.S. and non-U.S. issuers, including issuers in emerging markets. The Adviser will select securities for the Fund’s portfolio using a fundamental, research-driven approach. The Adviser seeks to identify financial technology, payments, and digital commerce companies it believes possess durable competitive advantages, including network effects, scale economies, proprietary data assets, and embedded customer relationships, together with large addressable markets and strong unit economics, focusing on companies involved in payment processing, financial infrastructure, lending, banking, and related financial services and software, as well as companies that enable or conduct digital commerce, including online marketplaces, e-commerce platforms and logistics providers, digital advertising and demand-generation platforms, and companies that supply the software and infrastructure supporting online transactions. The process may include analysis of company financial statements and public disclosures, industry and competitive analysis, and direct engagement with company management teams, customers, suppliers, and other industry participants. The Adviser may consider each company’s exposure to financial technology, payments, and digital commerce, including whether the company develops, enables, or benefits from the adoption of such technologies. For private companies, the process may include evaluating the company’s capitalization, path to liquidity, governance, and the terms and transferability of the securities available for purchase. The portfolio is generally concentrated in the Adviser’s highest-conviction ideas, and position sizes reflect the Adviser’s assessment of each company’s risk-adjusted return potential.

TenGrove Premium Equity Income ETF. The Fund is an actively managed exchange-traded fund (“ETF”) that seeks current income with a secondary objective of capital appreciation by (i) constructing a portfolio of large-capitalization U.S. equities designed to provide broad exposure to the U.S. large-cap market, and (ii) implementing an options overlay strategy designed to generate current income from option premiums. Under normal circumstances, at least 80% of its net assets (plus borrowings for investment purposes) will be invested in equity securities of U.S. large-capitalization companies and/or derivative instruments that provide investment exposure to such securities. For purposes of compliance with this investment policy, derivative instruments will be valued at their notional value. The Adviser selects equity securities for the Fund’s portfolio using fundamental and quantitative criteria, including market capitalization, liquidity, earnings quality, and sector balance. The Fund’s portfolio may at times emphasize securities of companies in particular sectors or companies that are among the largest by market capitalization, which may result in the Fund having a meaningful portion of its assets invested in a relatively small number of large holdings. The Fund is not required to maintain any particular sector emphasis, and the Adviser retains flexibility to adjust sector allocations and the degree of portfolio concentration based on market conditions and its investment views. The Adviser writes call options on broad-based U.S. equity indexes on up to 100% of the value of the equity securities held by the Fund to generate premium income and may use a portion of the premium received to purchase out-of-the-money call options on the same or similar broad-based U.S. equity indexes to provide the potential for upside equity participation when the underlying indexes appreciate. The Adviser actively manages the overlay, including the selection of strike prices, notional coverage, and expiration dates, seeking to balance income generation against the retention of a portion of the Fund’s potential for capital appreciation. The Fund may use swaps to obtain exposure to investments, securities, indexes, reference assets, or market risk factors relating to U.S. large-capitalization equities and broad-based U.S. equity indexes, consistent with its investment objective. The Fund does not guarantee that it will make distributions or that distributions will be made at any particular rate or level. The level of income generated will vary with market conditions, including prevailing option premiums and equity market volatility. The Fund focuses primarily on index call options that offer European settlement (i.e., options can only be exercised at their expiration date) and cash settlement (i.e., options carry an obligation by their seller to pay the difference between their strike price and their settlement value rather than requiring delivery of securities). The Fund is classified as non-diversified under the Investment Company Act of 1940, as amended (the “Investment Company Act”). Accordingly, the Fund may invest a higher percentage of its assets in a particular company or industry than a diversified fund.

TenGrove Laddered Buffered Equity ETF. The Fund is an actively managed ETF that uses a laddered strategy of options, swaps and related instruments to seek the price return of a U.S. large-capitalization equities index or an ETF tracking that index (the “Reference Asset”), subject to package-specific caps and target buffers against approximately the first 10% of Reference Asset losses during each Option Package’s Target Outcome Period. The Fund may hold Reference Asset shares directly but does not provide exposure to constituent dividends except as reflected in the Reference Asset’s price. “Qualifying Instruments” include FLEX Options on the Reference Asset, other exchange-listed or OTC options on the Reference Asset, swaps and other derivatives referencing or providing economic exposure to the Reference Asset, U.S. large-capitalization equities or such instruments, and combinations thereof. Under normal circumstances, at least 80% of the Fund’s net assets (plus borrowings for investment purposes) will be invested in Qualifying Instruments and other instruments providing such exposure; derivatives are valued at notional value for this purpose. The Adviser generally expects to maintain approximately twelve Option Packages of approximately equal size with staggered expirations. Each package contains one or more Qualifying Instruments in the type, mix and proportions selected by the Adviser and has a Target Outcome Period generally of approximately one year, but which may be shorter or longer at the Adviser’s discretion, including initial periods staggered from approximately one to twelve months. The Adviser may establish, close, replace, roll, reset, restructure or otherwise modify any package, including before expiration, and may periodically, including quarterly, rebalance packages toward approximately equal weights; these actions need not follow a fixed schedule. Each package seeks, before fees and expenses, to provide the Reference Asset’s price return up to its cap and a target buffer against approximately the first 10% of losses during its Target Outcome Period. Caps and buffers are based on prevailing market conditions and may vary among packages; the actual buffer may be slightly above or below 10%. The Fund has no Fund-level target outcome, Target Outcome Period, cap or buffer, and an investor’s effective cap and buffer depend on the packages’ status when the investor purchases or sells shares. The Fund expects to hold assets not used as margin or premium for Qualifying Instruments in U.S. Treasury securities, money market instruments or other high-quality short-duration instruments for collateral and cash management. The Fund is classified as non-diversified under the Investment Company Act of 1940, as amended (the “Investment Company Act”), and accordingly may invest a higher percentage of its assets in a particular issuer or instrument than a diversified fund.

PRINCIPAL INVESTMENT RISKS

Each Fund is subject to various risks which may adversely affect the Fund’s NAV, trading price, yield, total return and ability to meet its investment objective. Each Fund discloses its portfolio holdings daily at tengrove.com. Investors may lose all or part of their investment in a Fund, which could underperform other investments. The list below identifies the principal and other (non-principal) risks that apply to each Fund. A description of each risk is provided below. Risks that apply only to a particular Fund are identified by the applicable Fund name.

Active Management Risk. Each Fund is actively managed, which means that investment decisions are based on the Adviser’s investment views. The Adviser’s judgments regarding each Fund’s equity portfolio and, as applicable, the selection of strike prices, notional coverage, expiration dates and timing of resets for the options overlay or options positions may prove incorrect. For TGBF, the Adviser’s judgments regarding option package size, staggered expiration dates, reference-asset option terms and strike prices, the caps and buffers for the option packages, timing of monthly resets, and periodic rebalancing may prove incorrect. A Fund may buy or sell securities or options at disadvantageous times, may fail to participate in market gains, or may underperform other funds with similar objectives or the broader market. There can be no assurance that the Adviser’s research, portfolio construction or options strategy will achieve a Fund’s objective.

Artificial Intelligence Technology Risk (TGX, TGIX, TGPY). AI technology relies on the collection and analysis of large amounts of data. It may not be practicable to incorporate all relevant data into the model that such AI utilizes to operate. Certain data in such models will inevitably contain a degree of inaccuracy and include material errors, and otherwise be inadequate or flawed. Such inaccuracies may degrade the effectiveness of the AI technology. Companies involved in, or exposed to, AI-related businesses may have limited product lines, resources or personnel. These companies face heightened competition and potentially rapid product obsolescence, relative to traditional industries. These companies often rely on retaining and growing consumer bases for their respective products and services and are accordingly reliant on the end-user demand for products and services in various industries that may in part utilize AI. Further, many companies involved in, or exposed to, AI-related businesses may be substantially exposed to the market and business risks of other industries or sectors, and each Fund may be adversely affected by negative developments impacting those companies, industries or sectors. AI companies may face regulatory fines and penalties that could impact the ability of the companies to operate. The customers and/or suppliers of AI technology companies may be concentrated in a particular country, region or industry. Adverse events affecting one of these countries, regions or industries could have a negative impact on these companies. Geopolitical, local governmental, and regional regulations or restrictions may have an impact on AI technology companies.

Authorized Participant Concentration Risk. An “Authorized Participant” is a member or participant of a clearing agency registered with the Securities and Exchange Commission (the “SEC”), which has a written agreement with a Fund or one of its service providers that allows the Authorized Participant to place orders for the purchase and redemption of creation units (“Creation Units”). Only an Authorized Participant may engage in creation or redemption transactions directly with a Fund, generally in Creation Units. There are a limited number of institutions that may act as Authorized Participants for each Fund, including on an agency basis on behalf of other market participants. No Authorized Participant is obligated to engage in creation or redemption transactions. For TGX, TGIX and TGPY, each applicable Fund’s private and illiquid investments may make it more difficult for Authorized Participants to assemble or receive the prescribed baskets. To the extent that Authorized Participants exit the business or do not place creation or redemption orders for a Fund and no other Authorized Participant places orders, that Fund’s shares are more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting.

Buffered Loss Risk (TGBF). Each option package’s buffer, which may be established through one or more Qualifying Instruments, is designed to protect against only the first 10% of reference-asset losses over that option package’s target outcome period; losses exceeding the buffer applicable to the relevant option package will be borne by the Fund on a one-for-one basis. There can be no guarantee that any option package will be successful in providing its intended buffer. Because the Fund holds option packages established at different times and at different reference-asset levels, an option package’s buffer may be partially or fully exhausted when an investor purchases shares, and the Fund does not provide a 10% buffer at the Fund level. The ladder is designed to diversify exposure across target outcome periods, but cannot eliminate the risk that the reference asset declines beyond one or more option package buffers. The Fund does not provide principal protection, and an investor may lose the entire investment.

Call Option Writing Risk (TGIF). By writing call options on broad-based U.S. equity indexes in return for premiums, the Fund gives up the opportunity to benefit from potential increases in the value of the underlying index above the exercise prices of the options, while continuing to bear the risk of declines in the value of its equity holdings. The premiums received from written options may not be sufficient to offset losses sustained from volatility in the underlying equity markets over time. The Fund’s ability to benefit from appreciation in its equity portfolio may be limited while written options are outstanding, unless the Fund cancels the option positions by purchasing offsetting options before expiration. Exchanges may suspend the trading of options in volatile markets, and if trading is suspended, the Fund may be unable to write options at times that may be desirable or advantageous, which may increase tracking error. Because the Fund’s income strategy relies on option premiums, the level of income generated will vary with market conditions, including prevailing volatility levels and option premiums. The Fund does not guarantee that it will make distributions or that distributions will be made at any particular rate or level. Depending on market conditions, the Fund’s volatility may not be lower than that of the broad market.

Cap Change Risk (TGBF). A separate cap is established for each option package through one or more Qualifying Instruments based on prevailing market conditions, including interest rates, implied volatility, the relationship between put and call option prices, and the applicable reference-asset level. Caps may differ among option packages and may change each time an option package resets. A lower cap limits the Fund’s potential for gains for the applicable option package, and a reset may occur when market conditions are unfavorable.

Capped Upside Risk (TGBF). Each option package, which may be constructed using one or more Qualifying Instruments, seeks to provide exposure to the reference asset’s price return only up to that option package’s cap. If the reference asset appreciates beyond an option package’s cap over its target outcome period, that option package will not participate in gains beyond the cap. Because the Fund holds option packages with different caps, expiration dates, target outcome periods, and applicable reference-asset levels, the Fund has no single cap and its aggregate upside may be limited in a manner different from any individual option package. An investor who purchases shares after an option package has appreciated may have reduced or no effective cap remaining for that option package, and in strongly rising markets the Fund may significantly underperform the reference asset or the broader U.S. equity market.

Cash Transactions Risk. Each Fund may effect some or all of its creations and redemptions for cash, rather than in-kind securities. For TGX, TGIX and TGPY, each applicable Fund expects to effect creations and redemptions primarily for cash because each Fund may hold private company securities and other illiquid investments that generally cannot be delivered in kind. For TGIF, that Fund expects to effect creations and redemptions for cash, in whole or in part, because its index options positions may not be deliverable in kind. For TGBF, the Fund expects to effect creations and redemptions primarily for cash because its FLEX Options positions are cash-settled and generally cannot be transferred in kind. As a result, a Fund may have to sell portfolio securities at inopportune times in order to obtain the cash needed to meet redemption orders. This may cause a Fund to sell a security and recognize a capital gain or loss that might not have been incurred if it had effected a redemption in-kind. The use of cash creations and redemptions may also cause a Fund’s shares to trade in the market at wider bid-ask spreads or greater premiums or discounts to that Fund’s NAV.

Counterparty Risk (TGBF). FLEX Options and other exchange-listed options generally are cleared through the Options Clearing Corporation (“OCC”) and subject to its guarantee of settlement. However, if the OCC experiences financial difficulties or is otherwise unable to meet its settlement obligations, or if a clearing member defaults on its obligations to the OCC, the Fund could suffer losses on those positions. Although the OCC has never failed to meet its settlement obligations, there can be no assurance that it will always be able to do so. OTC options and swaps generally are not subject to the same clearing and settlement protections and expose the Fund to the risk that a counterparty will default on its obligations. Collateral or other arrangements may not fully protect the Fund against losses. The Fund is also subject to the risk that a counterparty to any other transaction may default on its obligations.

Consumer Protection and Conduct Risk (TGPY). Companies serving consumers may face claims and enforcement related to disclosures, fees, interest, fair lending, underwriting, marketing, unauthorized transactions, complaints, fraud, chargebacks, funds availability, data use, and treatment of consumers. Changes in consumer-protection laws or interpretations, or failures by a company or its partners to comply, may result in refunds, restitution, penalties, litigation, operational restrictions, reputational damage, and loss of customers.

Currency Risk (TGIX and TGPY). Because each applicable Fund’s NAV is determined in U.S. dollars, its NAV could decline if the currency of the non-U.S. market in which it invests depreciates against the U.S. dollar or if there are delays or limits on the repatriation of foreign currency. Currency exchange rates may be volatile and change unpredictably. As a result, each Fund’s NAV may change without warning. In addition, each Fund may incur various costs in connection with conversion rates between U.S. dollars and foreign currencies.

Cybersecurity Risk. Each Fund, the Adviser, the Sub-Adviser, portfolio companies and their service providers rely on information systems, networks, and connected devices. Cyberattacks, ransomware, phishing, account takeover, payment fraud, insider threats, system intrusions, software vulnerabilities, or other security incidents may disrupt operations, compromise data or funds, cause losses or liability, and impair customer and counterparty relationships. Cybersecurity incidents may affect several companies or payment channels at the same time, and there is no assurance that security measures will prevent or mitigate every incident.

Data Privacy Risk (TGPY). Fintech, payments, and digital commerce companies often collect, process, store, and share sensitive financial, transactional, identity, and behavioral data. They may be subject to varying and evolving privacy, data localization, cybersecurity, and breach-notification requirements. Unauthorized access, misuse, loss, inaccurate data, inadequate consent or controls, or restrictions on data collection and use may result in investigations, fines, litigation, remediation costs, service disruptions, loss of customers, and reputational harm.

Depositary Receipts Risk. Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. In addition to any risks associated with an investment in the underlying issuer, depositary receipts expose each Fund to additional risks associated with any non-uniform terms that apply to depositary receipt programs, credit exposure to the depositary bank and to the sponsors and other parties with whom the depositary bank establishes the programs, currency risk and the risk of an illiquid market for depositary receipts. The issuers of unsponsored depositary receipts are not obligated to disclose information that is, in the United States, considered material. Accordingly, an investor in a Fund may possess less information regarding these issuers, and there may not be a correlation between such information and the market value of the depositary receipts. While depositary receipts provide an alternative to the direct purchase of underlying foreign securities in their respective markets and currencies, they continue to be subject to many of the risks associated with investing directly in foreign securities, including political, economic, and currency risk.

Digital Assets and Blockchain Technology Risk (TGPY). To the extent the Fund invests in companies whose businesses involve blockchain infrastructure, tokenization, digital-asset payment or settlement technology, or related services, those companies may face substantial regulatory uncertainty, volatility in demand and asset prices, custody and settlement risks, fraud, cyberattacks, protocol or smart-contract failures, network congestion, and limitations on interoperability. Changes in law or enforcement, or a loss of confidence in a digital-asset or blockchain network, may adversely affect these companies. The Fund does not invest directly in digital assets as part of its principal investment strategy.

Digital Commerce Risk (TGPY). Companies involved in digital commerce may depend on consumer and business spending, e-commerce traffic, online advertising, logistics and fulfillment, merchants, platforms, and third-party partners. They may face intense competition, low margins, pricing pressure, platform changes, returns and chargebacks, fraud, supply-chain disruptions, reputational events, and shifts in consumer preferences. Economic downturns or reduced discretionary spending may reduce transaction volumes and revenue. The industry may also be affected by antitrust, marketplace, taxation, privacy, and other regulation.

Derivatives Risk. Each Fund’s use of derivatives, including options, may reduce returns or increase volatility. Derivatives may be subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. Counterparty risk for over-the-counter (“OTC”) derivatives is generally higher than that for derivatives traded on an exchange or through a clearing house. Fluctuations in derivative values may not correlate perfectly with the value of the underlying asset or the performance of the overall markets. The possible lack of a liquid secondary market for derivatives and the resulting inability of a Fund to sell or otherwise close its derivatives position could expose a Fund to losses and make derivatives more difficult to value accurately. A Fund could suffer losses as a result of unanticipated market movements, which losses are potentially unlimited. Certain derivatives may give rise to a form of leverage and may expose a Fund to greater risk and increase its costs. U.S. and global regulation of derivatives may make derivatives more costly, limit the availability of derivatives, or otherwise adversely affect the value or performance of derivatives.

Equity Securities Risk. Each Fund may invest in equity securities whose values can be more volatile than other asset classes. The value of such securities may decline for reasons related to the issuer, as well as general industry or market conditions. Common stock is generally subordinated to preferred securities and debt in a company’s capital structure. Common stock has the lowest priority, and the highest risk, with respect to distribution of dividends and any liquidation payments in the event an issuer of such securities files for bankruptcy.

Financial-Sector Regulation Risk (TGPY). Many fintech and payments companies operate in or alongside regulated financial sectors and may be subject to bank, money-transmission, payments, lending, securities, commodities, insurance, anti-money-laundering, know-your-customer, sanctions, capital, consumer-protection, data, and other requirements. Rules, interpretations, enforcement priorities, licensing requirements, or supervisory expectations may change, and a company may be unable to obtain or maintain necessary licenses or relationships. Regulatory investigations, penalties, consent orders, litigation, or restrictions on products or activities could impair a company’s operations, increase costs, limit growth, or harm its reputation and value.

Fintech and Financial Technology Companies Risk (TGPY). Companies in financial technology and related businesses may have limited operating histories, financial resources, products, markets, personnel, or access to capital. They face intense competition, rapid technological change, evolving customer preferences, changing business models, and risks of product failure, obsolescence, fraud, intellectual-property disputes, and dependence on third-party infrastructure. Many may incur significant expenses before achieving profitability and may depend on continued access to funding, data, licenses, banks, networks, cloud providers, or other partners. Changes in technology, regulation, interest rates, credit conditions, consumer behavior, or competitive dynamics may adversely affect their revenues, margins, valuation, and ability to operate.

Foreign Securities Risk (TGIX and TGPY). Foreign investments often involve special risks not present in U.S. investments that can increase the chances that each applicable Fund will lose money. These risks include:

▪	Each Fund generally holds its foreign securities and cash in foreign banks and securities depositories, which may be recently organized or new to the foreign custody business and may be subject to only limited or no regulatory oversight.

▪	Changes in foreign currency exchange rates can affect the value of each Fund’s portfolio.

▪	The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position.

▪	The governments of certain countries, or the U.S. Government with respect to certain countries, may prohibit or impose substantial restrictions through capital controls and/or sanctions on foreign investments in the capital markets or certain industries in those countries, which may prohibit or restrict the ability to own or transfer currency, securities, derivatives or other assets.

▪	Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws.

▪	Settlement and clearance procedures in certain foreign markets may result in delays in payment for or delivery of securities not typically associated with settlement and clearance of U.S. investments.

▪	Each Fund’s claims to recover foreign withholding taxes may not be successful, and if the likelihood of recovery of foreign withholding taxes materially decreases, due to, for example, a change in tax regulation or approach in the foreign country, accruals in each Fund’s net asset value for such refunds may be written down partially or in full, which will adversely affect each Fund’s net asset value.

FLEX Options Risk (TGBF). FLEX Options are exchange-traded options with customizable terms, including exercise prices, exercise styles, and expiration dates. Although FLEX Options are guaranteed for settlement by the OCC, they may be less liquid than standardized exchange-traded options. In less liquid markets, terminating, closing, replacing, rolling or resetting an option package may require the Fund to accept unfavorable terms or result in a transaction at an unfavorable price. The Fund may experience losses if it is unable to close out or replace a FLEX Options position at the desired time or price, including when an option package resets. The Fund may also use other Qualifying Instruments to establish or maintain option packages, and those instruments may have different liquidity, trading, and settlement characteristics.

FLEX Options Valuation Risk (TGBF). To the extent the Fund uses FLEX Options, the value of FLEX Options does not increase or decrease at the same rate as the reference asset, and the Fund's NAV may not directly correlate with changes in the reference asset’s price on a day-to-day basis. FLEX Options may be difficult to value due to their customizable terms, staggered expirations, and limited trading activity. The Fund's NAV calculation relies on pricing models that use inputs including the reference asset’s value, implied volatility, interest rates, and time to expiration. Changes in these inputs, including differences among option packages, may result in significant fluctuations in the Fund's NAV that do not correspond proportionally to changes in the reference asset and may affect the Fund’s estimates of each option package’s remaining cap and remaining buffer. Other Qualifying Instruments may involve different valuation methodologies and may not track the reference asset in the same manner.

Geographic Concentration Risk (TGIX). Some of the companies in which the Fund invests may be located in, or otherwise connected to, parts of the world affected by natural disasters such as severe heat, earthquakes, tornadoes, volcanic eruptions, wildfires, droughts, floods, hurricanes or tsunamis, and are economically sensitive to environmental events. In addition, issuers may be impacted by security concerns with respect to a country or region, such as war and other types of conflict, terrorism, strained international relations and territorial disputes. Any of these events may adversely affect the issuers, markets and economies to which the Fund is exposed, which may adversely affect the value of the Fund.

High Portfolio Turnover Risk (TGIF and TGBF). Each applicable Fund defines “high portfolio turnover” to include turnover of greater than 100% annually. Portfolio turnover often involves transaction costs to a Fund, including brokerage commissions, dealer mark-ups and other costs. For TGBF, frequent trading in Qualifying Instruments to establish, close, replace, roll, and rebalance option packages may increase transaction costs and may result in the realization of taxable gains or losses. Higher portfolio turnover may reduce a Fund’s investment return and may result in different tax consequences for shareholders compared to a fund with lower portfolio turnover.

Illiquid Investments Risk (TGX, TGIX, TGPY). Each applicable Fund may not acquire any illiquid investment if, immediately after the acquisition, it would have invested more than 15% of its net assets in illiquid investments. An illiquid investment is any investment that each Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Liquid investments may become illiquid after purchase by each Fund, particularly during periods of market turmoil. There can be no assurance that a security or instrument that is deemed to be liquid when purchased will continue to be liquid for as long as it is held by each Fund, and any security or instrument held by each Fund may be deemed an illiquid investment pursuant to its liquidity risk management program. Each Fund’s illiquid investments may reduce its returns because it may be difficult to sell the illiquid investments at an advantageous time or price. In addition, if each Fund is limited in its ability to dispose of illiquid investments during periods when shareholders are redeeming or selling their shares or its net assets otherwise shrink, it will need to dispose of liquid securities to meet redemption requests and illiquid securities will become a larger portion of its holdings. An investment may be illiquid due to, among other things, the lack of an active trading market. To the extent that each Fund’s principal investment strategies involve derivatives or securities with substantial market and/or credit risk, each Fund will tend to have greater exposure to the risks associated with illiquid investments. Illiquid investments may be harder to value, especially in changing markets, and if each Fund is forced to sell these investments to meet redemption requests or for other cash needs, it may suffer a loss. In addition, when there is illiquidity in the market for certain securities, each Fund, due to limitations on illiquid investments, may be subject to purchase and sale restrictions. During periods of market volatility, liquidity in the market for each Fund’s shares may be impacted by the liquidity in the market for the underlying securities or instruments held by each Fund, which could lead to each Fund’s shares trading at a premium or discount to each Fund’s NAV.

Industry Concentration Risk (TGX, TGIX, and TGPY). Each Fund’s strategy of concentrating in a particular industry means that its performance will be closely tied to the performance of a particular market segment. A Fund’s concentration in these companies may present more risks than if it were broadly diversified over numerous industries and sectors of the economy. A downturn in these companies would have a larger impact on a Fund than on a fund that does not concentrate in such companies. At times, the performance of these companies will lag the performance of other industries or the broader market as a whole.

Initial Public Offering (IPO) Risk (TGPY). The Fund may invest in securities issued in IPOs or in private companies that later complete IPOs. IPO securities may have no trading history and limited public information and may be subject to lock-ups, price volatility, and limited liquidity. The Fund may not be able to purchase IPO allocations or sell at favorable prices, and the value of a private investment may change materially when an IPO is announced or completed. As the Fund grows, the impact of IPOs on its performance may generally decrease.

Investment Company Risk (TGBF). Investing in a Reference Asset ETF or other investment company exposes the Fund to that vehicle’s investment risks, and shareholders bear a proportionate share of the vehicle’s fees and expenses in addition to the Fund’s expenses. ETF shares may trade at a premium or discount to NAV or may lack an active market.

Issuer Risk. Each Fund’s performance depends on the performance of individual securities or other assets which may decline or perform differently from the market generally due to changes in the financial condition or credit rating of the issuer or counterparty.

Large-Capitalization Companies Risk. Large-capitalization companies may be less able than smaller-capitalization companies to adapt to volatile market conditions and unexpected challenges. Large-capitalization companies may have limited growth potential compared with smaller-capitalization companies. The performance of large-capitalization companies may provide lower returns relative to the overall performance of the broader securities markets.

Large Shareholder and Large-Scale Redemption Risk. Certain shareholders of a Fund may own or manage a substantial amount of its shares or hold their investment in a Fund for a limited period of time. There is no assurance that any large shareholder or large group of shareholders would not redeem their investment. Redemptions of a large number of shares of a Fund may require disposal of assets to meet redemption requests, including liquid securities that it might otherwise have continued to hold. This may affect the realization of taxable income and/or capital gains, which could cause a Fund to make taxable distributions to its shareholders earlier than it otherwise intended. In addition, non-redeeming shareholders may be treated as receiving a disproportionately large taxable distribution during or with respect to such year. A Fund may hold a relatively large proportion of its assets in cash in anticipation of these large redemptions, which may dilute its investment returns. Large redemptions may also force a Fund to sell securities or other assets at disadvantageous prices, which may negatively impact its NAV, increase brokerage costs or negatively impact the market price of its shares.

Market Risk. Each Fund may lose money over short periods of time due to short-term market movements. A Fund may lose money over longer periods due to prolonged market downturns. Local, regional or global geopolitical and other events such as war, acts of terrorism, pandemics or other public health issues, financial recessions, possible or actual sovereign defaults or other financial crises, or other events may have a significant negative impact on a Fund and may result in increased premiums or discounts to a Fund’s NAV.

Market Trading Risk. Each Fund faces numerous market trading risks, including lack of market demand for its shares, losses from trading in secondary markets, high volatility, and disruptions in the process of creating and redeeming its shares. These risks may be heightened when the underlying portfolio includes private or illiquid securities that are difficult to value or trade. Such factors, among others, may lead to a Fund’s shares trading in the secondary market at a premium or discount to NAV or to the intraday value of a Fund’s portfolio holdings. Investors purchasing a Fund’s shares when the market price is at a premium to NAV or selling a Fund’s shares when the market price is at a discount to NAV may pay significantly more or receive significantly less than the underlying value of a Fund’s shares.

National Closed Market Trading Risk (TGIX). Certain assets held by the Fund may trade on foreign exchanges or in foreign markets that may close when the securities exchange on which the Fund’s shares trade is open. There may be deviations between such assets’ current prices and their last quoted prices to the Fund. The impact of a closed foreign market on the Fund is likely to be greater where a large portion of the Fund’s holdings trade on a closed foreign market or when a foreign market is unexpectedly closed. Such deviations may result in premiums or discounts to the Fund’s NAV that may be greater than those experienced by other funds.

Non-Diversification Risk. Each Fund is classified as a “non-diversified” Fund, meaning that it may invest a greater percentage of its assets in securities or other instruments representing a small number of issuers or counterparties than “diversified” funds. Accordingly, a Fund may be susceptible to certain risks associated with these particular issuers or counterparties. As a result, a Fund’s performance may rely to a greater extent on the performance of a small number of issuers or counterparties and may lead to volatility in a Fund’s NAV.

Non-U.S. Issuers Risk (TGPY). To the extent the Fund invests in non-U.S. issuers, it may be subject to political, economic, legal, regulatory, currency, market, settlement, custody, and accounting risks that may differ from those of U.S. issuers. Non-U.S. companies may have less public information, less governmental oversight, different investor protections, and lower trading volume or liquidity. Changes in foreign exchange rates or local rules affecting payments, data, financial services, or digital commerce may adversely affect the Fund.

Operational and Technology Risks. Each Fund may be susceptible to operational and technology risks, including personnel and human errors, processing errors, communication errors, system failures, cybersecurity incidents, and the use of AI and machine learning, which may negatively impact a Fund, its shareholders, the Adviser, the Sub-Adviser and other service providers, or may impair its operations. While each Fund requires its service providers to have appropriate operational, information security and cybersecurity risk management policies and procedures, these methods of risk management may differ from those of a Fund. Operational and technology risks for the issuers in which a Fund invests could also result in material adverse consequences for such issuers and may cause a Fund’s investments in such issuers to lose value.

Options Risk (TGIF and TGBF). There are risks associated with the sale and purchase of call and put options. As a seller (writer) of a call or other option, each applicable Fund may lose money if the value of the reference index or asset moves against its position. As the buyer of an option, each Fund risks losing the entire premium invested in the option if the option expires worthless. The value of options may be adversely affected by changes in the underlying index or asset value, passage of time, changes in interest rates and changes in the actual or perceived volatility of the underlying index or asset. Options purchased by each Fund may expire worthless or decline in value, resulting in a loss of the premium paid.

Investor Timing Risk (TGBF). The Fund invests in option packages formed from one or more types of Qualifying Instruments and established at different times, with different target outcome periods, expirations, caps, buffers, remaining cap, remaining buffer, and applicable reference-asset levels. The Fund’s ladder is designed to diversify exposure across target outcome periods and reference-asset levels and to diversify, but cannot eliminate, timing risk. An investor who purchases or sells shares at a time when one or more option packages have experienced gains or losses may receive materially different results from the results sought by those option packages, including reduced or no effective cap or buffer. The Fund has no single Fund-level target outcome, target outcome period, cap, or buffer, is not designed for short-term trading, and does not provide principal protection.

Payment Systems and Networks Risk (TGPY). Companies involved in payment systems and networks may depend on reliable payment rails, banking relationships, card networks, processors, acquirers, gateways, telecommunications, cloud infrastructure, and other third parties. Outages, system failures, cyberattacks, fraud, chargebacks, settlement or liquidity problems, loss of access, changes in interchange or assessment fees, network rules, or merchant demand may reduce transaction volumes and revenue, increase losses and costs, cause litigation or regulatory scrutiny, and damage reputation. A disruption at a network, bank, processor, or other service provider may affect multiple portfolio companies simultaneously.

Preferred Stock Risk (TGX, TGIX, and TGPY). Preferred stock may pay fixed or adjustable rates of return. Preferred stock is subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred stock of smaller

Privately-Issued Securities Risk (TGX, TGIX, and TGPY). Privately-issued securities, including restricted securities acquired in private placements, generally are not registered under the Securities Act and may be subject to legal, contractual, and transfer restrictions. They may lack an active trading market, involve limited disclosure, have higher transaction costs, and require registration or an exemption before resale. Each applicable Fund may not be able to sell them at a desirable time or price and may have to bear expenses or experience delays in registering them for resale. The terms of privately-issued securities may be less favorable than those available in public markets and may include subordination, conversion, or other features that increase risk.

Private Company Risk (TGX, TGIX, and TGPY). Investments in private companies that have not issued securities in an initial public offering (“IPO”) involve greater risks than investments in securities of companies that trade publicly on an exchange. Private companies generally are not subject to SEC reporting requirements, may not prepare financial statements in accordance with generally accepted accounting principles, and may not maintain effective internal controls over financial reporting. As a result, the Adviser may not have timely or accurate information about the business, financial condition, and results of operations of the private companies in which each applicable Fund invests. Private companies may have limited management groups, operating histories, products, market shares, financial resources, access to capital, or available information, which may make them more vulnerable to competition, market conditions, consumer sentiment, and economic downturns.

Private companies generally have less predictable operating results, may be parties to litigation, may operate in rapidly changing businesses, and may require substantial additional capital to support operations, finance expansion, or maintain a competitive position. They may depend on licenses, banks, payment networks, data, cloud services, or other partners and may have difficulty accessing capital markets to meet future needs or repay indebtedness. An investment may be structured as a pay-in-kind security with minimal or no cash interest or dividends until the company meets growth or liquidity objectives. Investments in private companies are typically restricted securities subject to substantial holding periods, which may last several years, and there can be no assurance that each Fund will be able to realize the value of its investments in a timely manner.

Typically, investments in private companies are in restricted securities that are not traded in public markets and subject to substantial holding periods, so that each Fund may not be able to resell some of its holdings for extended periods, which may be several years. There can be no assurance that each Fund will be able to realize the value of its private company investments in a timely manner.

Risk of Investing in Emerging Markets (TGIX and TGPY). Investments in emerging markets may be subject to a greater risk of loss than investments in more developed markets. The risks of emerging markets may include, among others, greater market volatility; political, legal, economic, and social instability; less developed securities markets, including settlement, custody and valuation processes; government expropriation or nationalization of assets; greater volatility in currency exchange rates; more capital controls; less governmental supervision and regulation; and less stringent accounting, auditing and disclosure requirements. There may be significant obstacles to obtaining information necessary for investigations into or litigation against companies, and shareholders may have limited legal remedies. Emerging market securities may face liquidity challenges, and each applicable Fund may be unable to liquidate its positions in such securities at a favorable time or price.

Risk of Investing in Developed Countries (TGIX). The Fund’s investment in developed country issuers will subject the Fund to legal, regulatory, geopolitical, currency, security, economic and other risks associated with developed countries. Developed countries generally represent a significant portion of the global economy and typically experience less economic growth than certain less developed countries. Developed countries may experience security concerns, such as war, terrorism and strained international relations. Security concerns in a developed country or region may cause uncertainty or volatility in its markets, which may adversely affect its economy and the Fund’s investments. In addition, developed countries may be adversely impacted by changes to the economic conditions of certain key trading partners, regulatory burdens, debt burdens and the price or availability of certain commodities.

Risk of Investing in the U.S. (TGX and TGPY). Each applicable Fund invests in U.S. issuers, which may subject each applicable Fund to legal, regulatory, political, currency, security, domestic market, or economic risks that are specific to the U.S. Certain negative changes in the U.S. market, such as a weakening of the U.S. economy or a decline in U.S. financial markets, may have an adverse effect on U.S. issuers.

Sector Risk (TGIF). At times, the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent the Fund increases the relative emphasis of its investments in a particular industry or sector, the value of the Fund’s shares may fluctuate in response to events affecting that industry or sector.

Significant Holdings Risk (TGIF). A relatively large portion of the Fund’s portfolio may at times be invested in a relatively small number of securities or in securities whose performance is related to a relatively small number of issuers. To the extent the Fund emphasizes the equity securities of the largest U.S. companies by market capitalization, the value of the Fund’s shares may be more sensitive to the economic results of those companies. The value of the Fund’s shares may also be more volatile than a fund that allocates its investments to a larger number of smaller positions.

Small- and Mid-Capitalization Companies Risk (TGX, TGIX and TGPY). Compared to large-capitalization companies, small- and mid-capitalization companies may be less stable and more affected by negative developments. The securities of small- and mid-capitalization companies may be more volatile and less liquid than those of large-capitalization companies. As a result, each applicable Fund’s share price may be more volatile than that of a fund with a greater investment in large-capitalization stocks.

Small Fund Risk — Each Fund may experience low trading volume and wide bid/ask spreads when its size is small. A Fund’s performance near its inception date may not represent how it will perform in the future or with a larger asset base. A small asset base may make it harder for a Fund to absorb fixed expenses, maintain broad exposure or support an active secondary market. In addition, a Fund may face the risk of being delisted if it does not meet certain requirements set by the listing exchange. Any resulting liquidation of a Fund could lead to elevated transaction costs for a Fund and negative tax consequences for its shareholders.

Strategy Risk (TGIF). The Fund’s strategy of combining an equity portfolio with an options overlay may not perform as expected under all market conditions. In a rising market, the Fund may underperform the broad U.S. equity market because written call options limit the Fund’s participation in market gains above the options’ exercise prices. In addition, because the Fund’s income strategy relies on option premiums, the level of income generated will vary with market conditions, including prevailing volatility levels and option premiums. The Fund does not guarantee that it will make distributions or that distributions will be made at any particular rate or level. Depending on market conditions, the Fund’s volatility may not be lower than that of the broad market.

Tariff and Trade Policy Risk (TGIX). Some countries, including the U.S., have adopted more protectionist trade policies. The U.S. government recently altered its approach to international trade policy, resulting in significant impacts on international trade relations, certain tax and immigration policies, and other aspects of the national and international political and financial landscape. The rise in protectionist trade policies, slowing economic growth, changes to some major international trade agreements, risks associated with trade agreements between the U.S. and the European Union, and the risks associated with trade negotiations between the U.S. and China could affect the economies of many nations in ways that cannot necessarily be foreseen at the present time.

Global trade disruption, significant introductions of trade barriers, and bilateral trade frictions, together with any future downturns in the global economy resulting therefrom, could adversely affect the financial performance of the Fund and its investments. Trade policy may be an ongoing source of instability, potentially resulting in significant currency fluctuations and/or having other adverse effects on international markets, international trade agreements, and/or other existing cross-border cooperation arrangements (whether economic, tax, fiscal, legal, regulatory, or otherwise). To the extent trade disputes escalate globally, there could be additional significant impacts on the sectors or industries in which the Fund invests and other adverse impacts on the Fund’s overall performance.

Tax Risk (TGIF). The Fund invests in derivatives, including index options that may qualify as "Section 1256 Contracts" under the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"). The federal income tax treatment of a derivative may not be as favorable as a direct investment in an underlying asset. Derivatives may produce taxable income and taxable realized gains, and may adversely affect the timing, character and amount of income the Fund realizes from its investments. As a result, a larger portion of the Fund's distributions may be treated as ordinary income rather than as capital gains. In addition, certain derivatives are subject to mark-to-market or straddle provisions of the Internal Revenue Code. If such provisions are applicable, there could be an increase (or decrease) in the amount of taxable dividends paid by the Fund. Section 1256 Contracts held at year end are treated as if sold at fair market value on the last business day of the tax year, and any resulting gains or losses are treated as 60% long-term and 40% short-term capital gains or losses, regardless of the actual holding period.

Technology Companies Risk (TGX, TGIX, TGPY and TGIF). To the extent each applicable Fund invests in technology companies or has significant exposure to the technology sector, technology companies and companies that rely heavily on technological advances may have limited financial resources, as well as limited access to product lines, markets, supply chains and personnel. Such companies often face intense competition and changes in product cycles and customer preferences. They may face unexpected risks and costs associated with technological developments, such as artificial intelligence and machine learning. Technology companies may face increased regulatory scrutiny or adverse government or legal action. AI technology, in particular, is often rapidly evolving and subject to additional risks, including those associated with reliance on the collection, analysis, and storage of large amounts of data and complex algorithms, which could result in reputational harm or legal liability, operational errors, and investment losses, and which could impact each Fund’s investments in these companies. Rapid changes to technologies that affect these companies’ products may constitute a material adverse effect on their operating results. These companies are also often dependent on intellectual property rights and may be adversely affected by loss or impairment of those rights. Further, technology companies may rely on patents, copyrights, trademarks or trade secret laws to establish and maintain proprietary rights in their products and technologies. There is no assurance that such companies can successfully protect their intellectual property to prevent the misappropriation of their technology or competitors from developing technology that is substantially similar or superior to such companies’ technology.

Technology Sector Risk (TGBF). As of the date of this prospectus, the Reference Asset has significant investments in information technology companies. The Reference Asset, due to its significant exposure to technology companies, may be particularly sensitive to the risks associated with technology companies. Technology companies are particularly vulnerable to rapid changes in technology product cycles, product obsolescence, government regulation, and intense domestic and international competition. Technology companies may have limited product lines, markets, financial resources or personnel and may be heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability.

Valuation Risk. The price that each Fund could receive upon the sale (or other disposition) of a security or other asset may differ from its valuation of the security or other asset, particularly for securities or other assets that trade in low volume or volatile markets or that are valued using a fair value methodology. In addition, the value of the securities or other assets in a Fund’s portfolio may change on days or during time periods when investors are not able to purchase or sell Fund shares.

Withholding Tax Reclaims Risk (TGIX). The Fund may file claims to recover withholding tax on dividend and interest income (if any) received from issuers in certain countries where such withholding tax reclaim is possible. Whether or when the Fund may receive a withholding tax refund is within the control of the tax authorities in such countries. Where the Fund expects to recover withholding tax based on a continuous assessment of the probability of recovery, the Fund’s NAV generally includes accruals for such tax refunds. The Fund continues to evaluate tax developments for potential impact to the probability of recovery. If the likelihood of receiving a tax refund materially decreases, such as due to a change in tax regulation or approach, accruals in the Fund’s NAV for such refunds may be written down partially or in full, which will adversely affect the Fund’s NAV. Investors in the Fund at the time when an accrual is written down will bear the impact of any resulting reduction in NAV regardless of whether they were investors during the accrual period. Conversely, if the Fund receives a tax refund that was not previously accrued, investors in the Fund at the time the claim is successful will benefit from any resulting increase in the Fund’s NAV. Investors who sold their shares prior to such time will not benefit from any such NAV increase.

CONTINUOUS OFFERING

The method by which Creation Units are created and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by each Fund on an ongoing basis, at any point a “distribution,” as such term is used in the Securities Act of 1933, as amended (the “Securities Act”), may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent shares, and sells such shares directly to customers, or if it chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

Broker-dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary trading transactions), and thus dealing with shares that are part of an “unsold allotment” within the meaning of Section 4(3)(C) of the Securities Act, would be unable to take advantage of the prospectus-delivery exemption provided by Section 4(3) of the Securities Act. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the Investment Company Act. As a result, broker-dealer firms should note that dealers who are not underwriters but are participating in a distribution (as contrasted with ordinary secondary market transactions) and thus dealing with the shares that are part of an over-allotment within the meaning of Section 4(3)(A) of the Securities Act would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. Firms that incur a prospectus delivery obligation with respect to shares are reminded that, under Rule 153 of the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on the exchange is satisfied by the fact that the prospectus is available at the exchange upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

CREATION AND REDEMPTION OF CREATION UNITS

Each Fund issues and redeems shares only in bundles of a specified number of shares. These bundles are known as “Creation Units.” A Creation Unit is comprised of [__] shares for TGX, [___] shares for TGIX, [  ] shares for TGPY, [__] shares for TGIF, and [__] shares for TGBF. The number of shares in a Creation Unit will not change, except for investors participating in the Funds’ Distribution Reinvestment Program or in the event of a share split, reverse split or similar revaluation. The Funds may not issue fractional Creation Units.

To purchase or redeem a Creation Unit, you must be an Authorized Participant or you must do so through a broker, dealer, bank or other entity that is an Authorized Participant. An Authorized Participant is either (1) a “Participating Party,” (i.e., a broker-dealer or other participant in the clearing process of the [  ]) (“Clearing Process”) or (2) a participant of the [  ], a [  ], and, in each case, must have executed an agreement with the Distributor with respect to creations and redemptions of Creation Units (“Participation Agreement”).

The Funds expect to effect creations and redemptions of Creation Units primarily for cash, rather than through in-kind transfers of securities. The TenGrove U.S. Public-Private Technology ETF, the TenGrove International Public-Private Technology ETF, and the TenGrove Public-Private Fintech, Payments & Digital Commerce ETF each expect to effect creations and redemptions primarily for cash because these Funds may hold private company securities and other illiquid investments that generally cannot be delivered in kind. The TenGrove Premium Equity Income ETF expects to effect creations and redemptions for cash, in whole or in part, because its index options positions may not be deliverable in kind. The TenGrove Laddered Buffered Equity ETF expects to effect creations and redemptions primarily for cash because its positions in Qualifying Instruments, including cash-settled options and swaps, may not be transferable or deliverable in kind. Each Fund reserves the right to effect creations and redemptions on an in-kind basis to the extent practicable.

Creation of Creation Units

Orders to purchase shares in Creation Units must be placed with the Distributor by or through an Authorized Participant who is either a Participating Party or a [  ]. An investor does not have to be an Authorized Participant, but must place an order through and make appropriate arrangements with an Authorized Participant. Authorized Participants must either (1) initiate instructions through the Continuous Net Settlement System of the [  ] (the “[  ] Clearing Process”) or (2) deposit in-kind securities (as required by the Funds) with the Funds “outside of the [  ] Clearing Process through facilities of [  ]”.

All orders must be received by the Distributor in proper form no later than the closing time of the regular trading session on the listing exchange (“Closing Time”), in each case on the date such order is placed (“Transmittal Date”) in order for creation of Creation Units to be effected based on the NAV of the Transmittal Date. In the case of custom orders, the order must be received by the Distributor no later than 3:00 p.m. ET or such other time as may be designated by the Funds and disclosed to the Authorized Participants.

Subject to the conditions that (1) a properly completed irrevocable purchase order has been submitted by the Authorized Participant (either on its own or another investor’s behalf) not later than the Closing Time on the Transmittal Date, and (2) arrangements satisfactory to the Funds are in place for payment of any cash amount, the Funds will accept the order, subject to their right (and the right of the Distributor and the Adviser) to reject any order not submitted in proper form.

Purchases and redemptions with cash instead of in-kind securities could cause each Fund to incur certain costs, including brokerage costs and taxable gains or losses that a Fund might not otherwise have incurred if the transactions had been effected in kind. These costs could be imposed on each Fund and, thus, decrease each Fund’s NAV to the extent that the costs are not offset by a transaction fee payable by an Authorized Participant.

The Board has adopted policies and procedures relating to the use of custom baskets for creations and redemptions of Creation Units by the Funds. Custom baskets are baskets that differ from the published creation or redemption basket or that differ from the basket used by a Fund in transactions on the same business day. The Funds may use custom baskets that include a cash-in-lieu component in place of one or more portfolio securities that are illiquid, that cannot practicably be transferred in kind, or where the transfer of such securities in kind would not be in the best interests of the applicable Fund. The Adviser will monitor each Fund’s use of custom baskets in accordance with the Board’s policies and procedures. A description of each Fund’s custom basket policies and procedures is available in the SAI.

Rejection of Creation Unit Purchase Orders

The Distributor may reject any order to purchase Creation Units for any reason, including if an order to purchase shares is not submitted in proper form in accordance with the terms of the applicable Participant Agreement. In addition, each Fund may reject a purchase order transmitted to it by the Distributor if:

•	[The purchaser or group of related purchasers, upon obtaining the Creation Units of shares, would own eighty percent (80%) or more of the outstanding shares of the applicable Fund;]

•	[the acceptance of the in-kind securities would have certain adverse tax consequences, such as causing the applicable Fund no longer to meet registered investment company status under the Code for federal tax purposes;]

•	[the acceptance of the in-kind securities would, in the opinion of the applicable Fund, be unlawful, as in the case of a purchaser who was banned from trading in securities;]

•	[the acceptance of the in-kind securities would otherwise, in the discretion of the applicable Fund or the Adviser, have an adverse effect on the applicable Fund or on the rights of the applicable Fund’s beneficial owners; or]

•	[there exist circumstances outside the control of the applicable Fund that make it impossible to process purchases of Creation Units of shares for all practical purposes. Examples of such circumstances include: acts of God or public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the applicable Fund, the Adviser, the Transfer Agent, the Custodian, the Distributor, [ ], [ ] or any other participant in the purchase process; and similar extraordinary events.]

Redemption of Creation Units

Beneficial owners of shares may sell their shares in the Secondary Market, but must accumulate enough shares to constitute a Creation Unit in order to redeem through a Fund. Redemption requests must be placed by or through an Authorized Participant. Creation Units will be redeemable at their NAV per Creation Unit next determined after receipt of a request for redemption by the applicable Fund.

Redemption of shares in Creation Units will be subject to a transaction fee imposed in the same amount and manner as the transaction fee incurred in purchasing such shares. Redemption of shares may be made either through the [  ] Clearing Process or “outside” the [  ] Clearing Process through [  ] Facilities or otherwise. The transaction fee will be used to offset a Fund’s trading costs, operational processing costs, brokerage commissions and other similar costs incurred in transferring certain of its portfolio holdings from its account to the account of the redeeming investor. An entity redeeming shares in Creation Units “outside” the [  ] Clearing Process may be required to pay a higher transaction fee than would have been charged had the redemption been effected through the [  ] Clearing Process. A redeeming investor receiving cash in lieu of one or more in-kind securities may also be assessed a higher transaction fee on the cash in lieu portion to cover the costs of selling such securities, including all the costs listed above plus all or part of the spread between the expected bid and offer side of the market relating to such in-kind securities. This higher transaction fee will be assessed in the same manner as the transaction fee incurred in purchasing Creation Units.

A redemption request “outside” the [  ] Clearing Process will be considered to be in proper form if (i) a duly completed request form is received by the Distributor from the Authorized Participant on behalf of itself or another redeeming investor no later than the Closing Time (currently expected to be 4:00 p.m. ET), and (ii) arrangements satisfactory to each Fund are in place for the Authorized Participant to transfer or cause to be transferred to the applicable Fund the Creation Unit of such Fund being redeemed through the book-entry system of [  ] on or before contractual settlement of the redemption request.

Purchases and redemptions with cash instead of in-kind securities could cause each Fund to incur certain costs, including brokerage costs and taxable gains or losses that a Fund might not otherwise have incurred if the transactions had been effected in kind. These costs could be imposed on a Fund and, thus, decrease that Fund’s NAV to the extent that the costs are not offset by a transaction fee payable by an Authorized Participant.

The creation and redemption processes set forth above are summaries, and the summaries only apply to shareholders who purchase or redeem Creation Units (they do not relate to shareholders who purchase or sell shares in the Secondary Market). Authorized Participants should refer to their Participant Agreements for the precise instructions that must be followed in order to create or redeem Creation Units.

Distribution Reinvestment Services

No reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of the Funds for reinvestment of their dividend distributions. Beneficial Owners should contact their brokers in order to determine the availability and costs of the service and the details of participation therein. Brokers may require Beneficial Owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the applicable Fund purchased in the secondary market.

BUYING AND SELLING SHARES IN THE SECONDARY MARKET

Transactions in shares of the Funds occur in the primary market and the secondary market. Primary market transactions, known as “creations” and “redemptions,” occur only between the Funds and Authorized Participants (i.e., financial institutions that are authorized to participate in such transactions). Fund shares are listed on U.S. national securities exchanges, where they can be bought and sold throughout the trading day at market prices, like shares of other publicly traded companies. A Fund’s shares may also be available in other secondary markets, such as on non-U.S. exchanges and through funds or structured investment vehicles similar to depositary receipts. The Funds do not impose any minimum investment for Fund shares purchased on an exchange or otherwise in the secondary market.

Buying or selling Fund shares on an exchange or other secondary market generally involves two types of costs that are common in securities transactions. First, when buying or selling Fund shares through a broker, you may incur a brokerage commission and other charges. The commission is frequently a fixed amount; it may be a significant proportional cost if you are seeking to buy or sell small amounts of shares. Second, you may incur the cost of the “spread,” which is any difference between the bid price and the ask price for the shares. The spread varies over time based on a Fund’s trading volume and market liquidity. Generally, the spread is smaller if a Fund has high trading volume and market liquidity, and larger if a Fund has lower trading volume and market liquidity. The latter is often the case for newly launched or smaller funds. A Fund’s spread may also be impacted by the liquidity (or lack thereof) of the underlying securities or other assets held by the Fund, particularly for newly launched or smaller funds, or by instances of significant volatility of the underlying assets.

The U.S. national securities exchanges that list Fund shares are open for trading Monday through Friday and are closed on weekends and the following holidays (or the days on which they are observed): New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Book Entry

Shares of the Funds are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”), which serves as the securities depository for shares of the Funds, or its nominee is the record owner of, and holds legal title to, all outstanding shares of the Funds. Investors owning Fund shares are beneficial owners as shown on the records of DTC or its participants. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Fund shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of Fund shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities held in book-entry or “street name” form.

Investments in Investment Companies

Section 12(d)(1) of the 1940 Act generally restricts investments by investment companies, including foreign and unregistered investment companies, in the securities of other investment companies. For example, a registered investment company (the “Acquired Fund”), such as a Fund, may not knowingly sell or otherwise dispose of any security issued by the Acquired Fund to any investment company (the “Acquiring Fund”) or any company or companies controlled by the Acquiring Fund if, immediately after such sale or disposition: (i) more than 3% of the total outstanding voting stock of the Acquired Fund is owned by the Acquiring Fund and any company or companies controlled by the Acquiring Fund, or (ii) more than 10% of the total outstanding voting stock of the Acquired Fund is owned by the Acquiring Fund and other investment companies and companies controlled by them. Notwithstanding the foregoing, registered investment companies are permitted to invest in a fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in Rule 12d1-4 under the Investment Company Act. To make such an investment in an Acquired Fund, a registered investment company must, among other things, enter into an agreement with the Trust. If an Acquired Fund invests significantly in other registered investment companies in reliance on Rule 12d1-4, an Acquiring Fund will not be permitted to rely on Rule 12d1-4 and invest in a Fund beyond the Section 12(d)(1) limits. Any investment company interested in purchasing shares of a Fund beyond the limits set forth in Section 12(d)(1) should contact the Adviser. Foreign investment companies are permitted to invest in a Fund only up to the limits set forth in Section 12(d)(1), subject to any applicable SEC no-action relief.

MANAGEMENT

The Board of Trustees of the Trust (the “Board”) is responsible for the general oversight of the management of each Fund, which includes general supervision of the Adviser, the Sub-Adviser and other service providers as it relates to each Fund. The Board is not involved in the day-to-day portfolio management of any Fund. The Board appoints the officers who are responsible for the day-to-day operations of each Fund. A list of the Trustees and Trust Officers, along with their present and principal occupations, is available in the SAI.

Investment Adviser

The Adviser is a Delaware limited liability company formed on June 18, 2026. The Adviser has been registered as an investment adviser with the SEC since [  ] and its principal office is [  ]. As of [  ], the Adviser has assets under management of $[  ].

The Adviser serves as investment adviser to each Fund pursuant to an Investment Advisory Agreement (“Advisory Agreement”). Subject at all times to the supervision and approval of the Board, the Adviser is responsible for the overall management of each Fund. The Adviser has arranged for sub-advisory, distribution, custody, fund administration, transfer agency and all other services necessary for each Fund to operate. The Adviser continuously reviews, supervises, and administers each Fund’s investment program. In particular, the Adviser provides investment and operational oversight of the Sub-Adviser. The Adviser may determine, in its sole discretion, the purchase and sale of investments, and may place orders for all such purchases and sales, on behalf of each Fund.

As compensation for its services and its assumption of certain expenses, each Fund pays the Adviser a management fee equal to a percentage of that Fund’s average daily net assets that accrues daily and is paid monthly as follows:

Fund Name	Management Fee
TenGrove U.S. Public-Private Technology ETF	[ ]%
TenGrove International Public-Private Technology ETF	[ ]%
TenGrove Public-Private Fintech, Payments & Digital Commerce ETF	[ ]%
TenGrove Premium Equity Income ETF	[ ]%
TenGrove Laddered Buffered Equity ETF	[ ]%

The Adviser may voluntarily waive all or a portion of its management fee from time to time, and may, in its sole discretion, discontinue or modify any such voluntary limitations in the future.

Under the “unified fee” structure for each Fund, out of the management fee earned by the Adviser, the Adviser is obligated to pay or arrange for the payment of all of the ordinary operating expenses of each Fund, including the cost of transfer agency, custody, fund administration, legal, audit, independent trustees and other services, but excluding payments under any 12b-1 plan; taxes and other governmental fees; brokerage fees, commissions and other transaction expenses; interest and other costs of borrowing; litigation or arbitration expenses; acquired fund fees and expenses; and extraordinary or other non-routine expenses of each Fund; each of which is paid by the applicable Fund. The Adviser’s management fee is designed to cause substantially all of each Fund’s expenses to be paid and to compensate the Adviser for providing services for each Fund. The Adviser, in turn, compensates the Sub-Adviser from the management fee it receives from each Fund.

Sub-Adviser

[______] limited liability company located at [___], serves as each Fund’s Sub-Adviser. The Sub-Adviser is an SEC-registered investment adviser formed in [__] and is majority owned by [____].

Pursuant to an investment sub-advisory agreement between the Trust, on behalf of each Fund, the Adviser, and the Sub-Adviser (the “Sub-Advisory Agreement”), the Sub-Adviser is responsible for the day-to-day management of each Fund’s portfolio, including trading portfolio securities for each Fund and selecting broker-dealers to execute purchase and sale transactions, subject to the supervision of the Adviser and the Board. For its services, the Sub-Adviser is entitled to a fee paid by the Adviser from its management fee. The Adviser is responsible for paying the entire amount of the Sub-Adviser’s fee for each Fund. The Funds do not directly pay the Sub-Adviser.

The Sub-Adviser’s fee is calculated daily and paid monthly, at an annual rate based on the accumulative average daily net assets of each fund advised (or sponsored) by the Adviser and sub-advised by the Sub-Adviser, subject to the [___] minimum annual fee and the following asset-based fee schedule: [___] on the first [__]; [___] on the next $800 million; 3 bps (0.03%) on the next $1 billion; and 2.5 bps (0.025%) on the balance over $2 billion.

A discussion regarding the basis for the Board’s approval of the Advisory Agreement and Sub-Advisory Agreement with respect to each Fund will be accessible, once available, in each Fund’s Form N-CSR report for the reporting period ending [  ].

Portfolio Managers

Joseph Tennant is a Co-Founder of TenGrove LLC and has served as a portfolio manager of each Fund since its inception in 2026. Prior to co-founding the Adviser in 2026, Mr. Tennant spent 10 years at Select Equity Group, L.P., where he was a Principal and Co-Portfolio Manager. Prior to Select Equity Group, L.P., Mr. Tennant was an Associate at Berkshire Partners and an Analyst at Blackstone. Mr. Tennant received a B.S. in Economics from The Wharton School at the University of Pennsylvania.

William O’Boyle is a Co-Founder of TenGrove LLC and has served as a portfolio manager of each Fund since its inception in 2026. Prior to co-founding the Adviser in 2026, Mr. O’Boyle spent 12 years at Select Equity Group, L.P., where he served as Head of International Trading and Deputy Chief Operating Officer. Mr. O’Boyle received a B.S. in Engineering and an M.Eng. from Lehigh University and an M.B.A. from The Wharton School at the University of Pennsylvania, and is a CFA charterholder.

Manager of Managers Structure

The Trust, on behalf of the Funds, and the Adviser have applied for an exemptive order from the SEC that, if granted, would permit the Adviser, subject to the approval of the Board, including a majority of the Independent Trustees, to appoint and replace sub-advisers, enter into sub-advisory agreements, and materially amend sub-advisory agreements on behalf of each Fund without obtaining shareholder approval (the “Manager of Managers Structure”). If the requested order is granted, the Adviser would retain ultimate responsibility, subject to oversight by the Board, for overseeing each Fund’s sub-adviser or sub-advisers and recommending to the Board the hiring, termination, and replacement of any such sub-adviser, including [___], each in its capacity as a Sub-Adviser. The requested order would not extend to a sub-adviser that is an affiliated person of a Fund or the Adviser, other than solely by reason of serving as a sub-adviser to one or more Funds.

If granted, the requested relief would enable each Fund to operate more efficiently and avoid the expense and delay associated with obtaining shareholder approval of the appointment of a new sub-adviser or a material amendment to a sub-advisory agreement. The requested order would not permit an increase in the aggregate advisory fee rate payable by a Fund without shareholder approval. If a new sub-adviser is hired in reliance on the requested order, the applicable Fund will notify its shareholders within 90 days after the hiring in accordance with the conditions of the order.

Additional Information

For additional information about portfolio manager compensation, other accounts managed by the portfolio managers, or the portfolio managers’ ownership of securities in the Funds, please refer to the SAI.

DISTRIBUTOR

[  ] (the “Distributor”) located at [  ], serves as the distributor of Creation Units for each Fund on an agency basis. The Distributor does not maintain a secondary market in Fund Shares.

The Board has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, each Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse the Distributor for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. The Distributor may also use this amount to compensate securities dealers or other persons that are APs for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.

The Funds do not pay and have no current intention of paying 12b-1 fees. However, in the event 12b-1 fees are charged in the future, because these fees are paid out of the Funds’ assets, over time these fees will increase the cost of your investment and may cost you more than certain other types of sales charges.

OTHER FUND SERVICE PROVIDERS

Fund Administrator and Transfer Agent

Ultimus Fund Solutions, LLC (“Ultimus”), located at [  ], serves as each Fund’s administrator and transfer agent.

Custodian

[____] (“[___]”), located at [  ], serves as each Fund’s Custodian.

Independent Registered Public Accounting Firm

[__], located at [___], serves as the independent registered public accounting firm for each Fund.

Legal Counsel

Chapman and Cutler LLP, located at 320 S Canal Street, Chicago, Illinois 60606, serves as counsel to each Fund.

DETERMINATION OF NET ASSET VALUE (NAV)

The NAV of each Fund normally is determined once daily Monday through Friday, generally as of the close of regular trading hours of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading, based on prices at the time of closing, provided that any Fund’s assets or liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more data service providers. The NAV of each Fund is calculated by dividing the value of the net assets of that Fund (i.e., the value of its total assets less total liabilities) by the total number of outstanding Fund Shares, generally rounded to the nearest cent.

The Board has adopted valuation policies and procedures pursuant to which it has designated the Adviser to serve as “valuation designee” under Rule 2a-5 with responsibility for determining the fair value of each Fund’s investments, subject to the Board’s oversight, when market prices for those investments are not “readily available,” including when they are determined by the Adviser to be unreliable. Such circumstances may arise when: (i) a security has been de-listed or its trading halted or suspended; (ii) a security’s primary pricing source is unable or unwilling to provide a price; (iii) a security’s primary trading market is closed during regular market hours; or (iv) a security’s value has been materially affected by events occurring after the close of the security’s primary trading market and before the applicable Fund calculates its NAV. Generally, when determining the fair value of an investment held by a Fund, the Adviser will take into account all reasonably available information that may be relevant to a particular valuation including, but not limited to, fundamental analytical data regarding the issuer, information relating to the issuer’s business, recent trades or offers of the security, general and/or specific market conditions and the specific facts giving rise to the need to fair value the security. With respect to the securities of private companies (in respect of TGX, TGIX, and TGPY), the Adviser will determine the fair value of private companies using various inputs, including observable data such as cost basis, primary financing rounds, tender offers, and secondary market activity. The Adviser will also normally consider pricing from two independent pricing experts, comparables of public and private companies, and relevant market news. While primary financing rounds, tender offers, and cost basis are expected to be the main drivers of fair value, all factors deemed relevant by the Adviser to the fair value will be considered. In addition to conducting a pricing and trend analysis on the data received from the independent pricing experts, the Adviser will take business cycle, market depth, transaction size and other relevant factors into consideration when reviewing observable data and will periodically assess the pricing methodology used by the independent pricing experts.

With respect to any non-U.S. securities held by a Fund, that Fund may take factors influencing specific markets or issuers into consideration in determining the fair value of a non-U.S. security. International securities markets may be open on days when the U.S. markets are closed. In such cases, the value of any international securities owned by a Fund may be significantly affected on days when investors cannot buy or sell Shares. In addition, due to the difference in times between the close of the international markets and the time that a Fund prices its Shares, the value a Fund assigns to securities generally will not be the same as the quoted or published prices of those securities on their primary markets or exchanges. In determining fair value prices, a Fund may consider the performance of securities on their primary exchanges, foreign currency appreciation/ depreciation, securities market movements in the U.S., or other relevant information as related to the securities.

Fair value determinations are made in good faith and in accordance with the fair value methodologies established by the Adviser. Due to the subjective and variable nature of determining the fair value of a security or other investment, there can be no assurance that the Adviser’s determined fair value will match or closely correlate to any market quotation that subsequently becomes available or the price quoted or published by other sources. In addition, a Fund may not be able to obtain the fair value assigned to an investment if that Fund were to sell such investment at or near the time its fair value is determined.

The NAV of each Fund is calculated by Ultimus and determined each Business Day as of the close of regular trading on NYSE Arca, Inc. (ordinarily 4:00 p.m. ET).

DIVIDENDS, DISTRIBUTIONS AND TAXES

Net Investment Income and Capital Gains

Each Fund intends to pay out dividends from its net investment income, if any, and distribute any net realized capital gains to its shareholders at least annually. The TenGrove U.S. Public-Private Technology ETF, TenGrove International Public-Private Technology ETF, TenGrove Public-Private Fintech, Payments & Digital Commerce ETF, and TenGrove Laddered Buffered Equity ETF each currently expect to pay dividends of net investment income, if any, on a quarterly basis. The TenGrove Premium Equity Income ETF currently expects to pay dividends of net investment income on a monthly basis.

Each Fund may also pay a special distribution at the end of the calendar year to comply with federal income tax requirements. There is no assurance that any Fund will pay dividends, and investors should not purchase shares of any Fund expecting to receive dividends.

Distributions in cash may be reinvested automatically in additional whole shares of the applicable Fund only if the broker through which you purchased shares makes such option available.

Taxes

This section summarizes some of the main U.S. federal income tax consequences of owning Shares of the Funds. This section is current as of the date of this prospectus. Tax laws and interpretations change frequently, and this summary does not describe all of the tax consequences to all taxpayers. For example, this summary generally does not describe your situation if you are a corporation, a non-U.S. person, a broker dealer, or other investor with special circumstances. In addition, this section does not describe your state, local or non-U.S. tax consequences.

This federal income tax summary is based in part on the advice of counsel to the Funds. The Internal Revenue Service could disagree with any conclusions set forth in this section. In addition, counsel to the Funds was not asked to review, and has not reached a conclusion with respect to, the federal income tax treatment of the assets to be included in the Funds. This may not be sufficient for you to use for the purpose of avoiding penalties under federal tax law.

As with any investment, you should seek advice based on your individual circumstances from your own tax advisor.

Each Fund intends to continue to qualify as a “regulated investment company” under the federal tax laws. If a Fund qualifies as a regulated investment company and distributes its income as required by the tax law, that Fund generally will not pay federal income taxes.

As with any investment, you should consider how your investment in Shares will be taxed. The tax information in this prospectus is provided as general information. You should consult your own tax advisor about the tax consequences of an investment in Shares.

Unless your investment in Shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA plan, you need to be aware of the possible tax consequences when:

•	A Fund makes distributions,

•	You sell your Shares listed on the Exchange, and

•	You purchase or redeem Creation Units.

Taxes on Distribution

Distributions from the Funds are generally taxable. After the end of each year, you will receive a tax statement that separates the distributions from the Funds into two categories, ordinary income distributions and capital gain dividends. Ordinary income distributions are generally taxed at your ordinary tax rate; however, as further discussed below, certain ordinary income distributions received from a Fund may be taxed at the capital gains tax rates. Generally, you will treat all capital gain dividends as long-term capital gains regardless of how long you have owned your Shares. To determine your actual tax liability for your capital gain dividends, you must calculate your total net capital gain or loss for the tax year after considering all of your other taxable transactions, as described below. In addition, a Fund may make distributions that represent a return of capital for tax purposes and thus will generally not be taxable to you; however, such distributions may reduce your tax basis in your Shares, which could result in you having to pay higher taxes in the future when Shares are sold, even if you sell the Shares at a loss from your original investment. The tax status of your distributions from a Fund is not affected by whether you reinvest your distributions in additional Shares or receive them in cash. The income from a Fund that you must take into account for federal income tax purposes is not reduced by amounts used to pay a deferred sales fee, if any. The tax laws may require you to treat distributions made to you in January as if you had received them on December 31 of the previous year.

Income from a Fund may also be subject to a 3.8% “Medicare tax.” This tax generally applies to your net investment income if your adjusted gross income exceeds certain threshold amounts, which are $250,000 in the case of married couples filing joint returns and $200,000 in the case of single individuals.

A corporation that owns Shares generally will not be entitled to the dividends received deduction with respect to many dividends received from a Fund because the dividends received deduction is generally not available for distributions from regulated investment companies. However, certain ordinary income dividends on Shares that are attributable to qualifying dividends received by a Fund from certain corporations may be reported by that Fund as being eligible for the dividends received deduction.

If you are an individual, the maximum marginal stated federal tax rate for net capital gain is generally 20% (15% or 0% for taxpayers with taxable incomes below certain thresholds). Some capital gains, including some portion of your capital gain dividends, may be taxed at a higher maximum stated tax rate. Capital gains may also be subject to the Medicare tax described above.

Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year. Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your Shares to determine your holding period. However, if you receive a capital gain dividend from a Fund and sell your Share at a loss after holding it for six months or less, the loss will be recharacterized as long-term capital loss to the extent of the capital gain dividend received. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. The Code treats certain capital gains as ordinary income in special situations.

An election may be available to you to defer recognition of the gain attributable to a capital gain dividend if you make certain qualifying investments within a limited time. You should talk to your tax advisor about the availability of this deferral election and its requirements.

Ordinary income dividends received by an individual shareholder from a regulated investment company such as a Fund are generally taxed at the same rates that apply to net capital gain (as discussed above), provided certain holding period requirements are satisfied and provided the dividends are attributable to qualifying dividends received by that Fund itself. Each Fund will provide notice to its shareholders of the amount of any distribution which may be taken into account as a dividend which is eligible for the capital gains tax rates.

Taxes on Exchange Listed Shares

If you sell or redeem your Shares, you will generally recognize a taxable gain or loss. To determine the amount of this gain or loss, you must subtract your tax basis in your Shares from the amount you receive in the transaction. Your tax basis in your Shares is generally equal to the cost of your Shares, generally including sales charges. In some cases, however, you may have to adjust your tax basis after you purchase your Shares.

Taxes on Purchases and Redemptions of Creation Units

If you exchange securities for Creation Units you will generally recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and your aggregate basis in the securities surrendered and the cash component paid. If you exchange Creation Units for securities, you will generally recognize a gain or loss equal to the difference between your basis in the Creation Units and the aggregate market value of the securities received and any cash redemption amount. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units or Creation Units for securities cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position.

Treatment of Fund Expense

Expenses incurred and deducted by a Fund will generally not be treated as income taxable to you.

Backup Withholding

A Fund may be required to withhold U.S. federal income tax (“backup withholding”) from dividends and capital gains distributions paid to shareholders. Federal tax will be withheld if (1) the shareholder fails to furnish that Fund with the shareholder’s correct taxpayer identification number or social security number, (2) the IRS notifies the shareholder or that Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify to that Fund that he or she is not subject to backup withholding. The current backup withholding rate is 24%. Any amounts withheld under the backup withholding rules may be credited against the shareholder’s U.S. federal income tax liability.

Non-U.S. Tax Credit

If a Fund invests in non-U.S. securities, the tax statement that you receive may include an item showing non-U.S. taxes that Fund paid to other countries. In this case, dividends taxed to you will include your share of the taxes that Fund paid to other countries. You may be able to deduct or receive a tax credit for your share of these taxes.

Non-U.S. Investors

If you are a non-U.S. investor (i.e., an investor other than a U.S. citizen or resident or a U.S. corporation, partnership, estate or trust), you should be aware that, generally, subject to applicable tax treaties, distributions from a Fund will generally be characterized as dividends for federal income tax purposes (other than dividends which the applicable Fund properly reports as capital gain dividends) and will be subject to U.S. federal income taxes, including withholding taxes, subject to certain exceptions described below. However, distributions received by a non-U.S. investor from a Fund that are properly reported by the applicable Fund as capital gain dividends may not be subject to U.S. federal income taxes, including withholding taxes, provided that the applicable Fund makes certain elections and certain other conditions are met. Distributions from a Fund that are properly reported by the applicable Fund as an interest-related dividend attributable to certain interest income received by the applicable Fund or as a short-term capital gain dividend attributable to certain net short-term capital gain income received by the applicable Fund may not be subject to U.S. federal income taxes, including withholding taxes when received by certain non-U.S. investors, provided that the applicable Fund makes certain elections and certain other conditions are met. For tax years after December 31, 2022, amounts paid to or recognized by a non-U.S. affiliate that are excluded from tax under the portfolio interest, capital gain dividends, short-term capital gains or tax-exempt interest dividend exceptions or applicable treaties, may be taken into consideration in determining whether a corporation is an “applicable corporation” subject to a 15% minimum tax on adjusted financial statement income.

Distributions to, and gross proceeds from dispositions of shares by (i) certain non-U.S. financial institutions that have not entered into an agreement with the U.S. Treasury to collect and disclose certain information and are not resident in a jurisdiction that has entered into such an agreement with the U.S. Treasury and (ii) certain other non-U.S. entities that do not provide certain certifications and information about the entity’s U.S. owners, may be subject to a U.S. withholding tax of 30%. However, proposed regulations may eliminate the requirement to withhold on payments of gross proceeds from dispositions.

Investments In Certain Non-U.S. Corporations

If a Fund holds an equity interest in any “passive foreign investment companies” (“PFICs”), which are generally certain non-U.S. corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gains) or that hold at least 50% of their assets in investments producing such passive income, that Fund could be subject to U.S. federal income tax and additional interest charges on gains and certain distributions with respect to those equity interests, even if all the income or gain is timely distributed to that Fund’s shareholders. A Fund will not be able to pass through to its shareholders any credit or deduction for such taxes. A Fund may be able to make an election that could ameliorate these adverse tax consequences. In this case, that Fund would recognize as ordinary income any increase in the value of such PFIC shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under this election, that Fund might be required to recognize in a year income in excess of that Fund’s distributions from PFICs and that Fund’s proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the distribution requirement and would be taken into account for purposes of the 4% excise tax. Dividends paid by PFICs are not treated as qualified dividend income.

The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in a Fund. It is not a substitute for personal tax advice. You also may be subject to state and local taxes on distributions from a Fund and sales of Shares.

Consult your personal tax advisor about the potential tax consequences of an investment in Shares under all applicable tax laws. See “Distributions and Taxes” in the SAI for more information.

Section 1256 Contracts (TGIF)

The Fund invests in index options that are expected to qualify as "Section 1256 Contracts" under the Internal Revenue Code. Section 1256 Contracts held by the Fund at year end are treated as if sold at their fair market value on the last business day of the tax year. Any capital gain or loss recognized with respect to such contracts is treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss, regardless of how long the contracts were held. This treatment may result in a lower effective tax rate for certain shareholders on gains attributable to the Fund's options strategy than would apply if such gains were treated entirely as short-term capital gains. The mark-to-market requirement means that unrealized gains and losses on Section 1256 Contracts are recognized for tax purposes at year end. In addition, Section 1256 Contracts may be subject to the straddle rules under the Internal Revenue Code, which may affect the timing and character of gains and losses recognized by the Fund. Shareholders should consult their own tax advisers regarding the tax consequences of an investment in the Fund.

PREMIUM/DISCOUNT INFORMATION

When available, information regarding how often shares of each Fund traded on the Exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of that Fund will be available at www.tengrove.com.

DISCLOSURE OF PORTFOLIO HOLDINGS

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s portfolio securities is available in the Funds’ Statement of Additional Information (“SAI”). Each Fund discloses its portfolio holdings daily at tengrove.com.

FINANCIAL HIGHLIGHTS

Financial highlights for the Funds are not available because, as of the effective date of this Prospectus, the Funds have not commenced operations and therefore have no financial highlights to report.

Investment Adviser

TenGrove LLC

[   ]

[   ]

[   ]

Sub-Adviser

[   ]

[   ]

[   ]

[   ]

Independent Registered Public Accounting Firm

[__]

[__]

[__]

Administrator and Transfer Agent

Ultimus Fund Solutions, LLC

225 Pictoria Drive

Suite 450

Cincinnati, Ohio 45246

Custodian

[__]

[__]

[__]

Distributor

[__]

[__]

[__]

[__]

Fund Counsel

Chapman and Cutler LLP

320 South Canal Street

27th Floor

Chicago, Illinois 60606

TENGROVE ETF TRUST

FOR MORE INFORMATION

To learn more about a Fund, prospective investors may obtain further information in the SAI, which contains additional information about the Funds’ policies and operation. The Funds have incorporated the SAI by reference into this Prospectus.

Prospective investors and shareholders may obtain further information about a Fund’s investments by reading that Fund’s annual and semi-annual reports to shareholders and Form N-CSR. Each Fund’s annual report includes a discussion of the market conditions and investment strategies that significantly affected the performance of that Fund during the last fiscal year. The Form N-CSR contains each Fund’s annual and semi-annual financial statements.

Each Fund’s most recent SAI, annual or semi-annual reports and certain other information are available free of charge by calling the Trust at [   ], on the Trust’s website at www.tengrove.com or through your financial advisor or intermediary.

Prospective investors and shareholders who have questions about any Fund also may call the following number or write to the following address:

TenGrove ETF Trust
[Phone number] [Address]

Reports and other information about each Fund also are available on the SEC’s website at sec.gov. Information on the SEC’s website is free of charge. Visit the SEC’s online EDGAR database at http://www.sec.gov. You may also request information regarding a Fund by sending a request (and paying a duplicating fee) to the SEC by electronic request at the following e-mail address: publicinfo@sec.gov.

Please refer to the Investment Company Act File No. 811-24216 of TenGrove ETF Trust when seeking information about a Fund from the SEC.

TenGrove ETF Trust

[Phone number]

[Address]

www.tengrove.com

SEC File No. [          ]

811-24216

The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer of sale is not permitted.

Subject to Completion
September [   ], 2026

TenGrove ETF Trust

Statement of Additional Information

TenGrove U.S. Public-Private Technology ETF ([            ])

TenGrove International Public-Private Technology ETF ([            ])

TenGrove Public-Private Fintech, Payments & Digital Commerce ETF ([            ])

TenGrove Premium Equity Income ETF ([               ])

TenGrove Laddered Buffered Equity ETF ([              ])

[_______], 2026

This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the prospectus dated [______], 2026, as it may be revised from time to time (the “Prospectus”), for each of the funds set forth above (each a “Fund,” and together, the “Funds”), each a series of the TenGrove ETF Trust (the “Trust”). The SAI is incorporated by reference into the Prospectus. Capitalized terms used herein that are not defined have the same meanings as in the Prospectus, unless otherwise noted. A copy of the Prospectus may be obtained without charge by writing to the Trust at TenGrove ETF Trust, [  ], [  ], [  ], or by calling toll-free at [  ]. You may also obtain a Prospectus by visiting the Funds’ website at https://www.tengrove.com/[____].

References to the Investment Company Act of 1940, as amended (the “1940 Act”), or other applicable law, will include any rules promulgated thereunder and any guidance, interpretations or modifications by the Securities and Exchange Commission (the “SEC”), SEC staff or other authority with appropriate jurisdiction, including court interpretations, and exemptive, no action or other relief or permission from the SEC, SEC staff or other authority.

i

General Description of the Trust and the Funds

The Trust was organized as a Delaware statutory trust on August 28, 2026, and is authorized to issue an unlimited number of shares in one or more series. The Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “1940 Act”). This SAI relates solely to the Funds, which are “non-diversified” as that term is defined in the 1940 Act. Each Fund, as a series of the Trust, represents a beneficial interest in a separate portfolio of securities and other assets, with its own objective and policies.

TenGrove LLC serves as each Fund’s investment adviser (the “Adviser”). [   ] serves as the investment sub-adviser to each of the Funds (the “Sub-Adviser”). [   ] serves as each Fund’s distributor (the “Distributor”).

The Board of Trustees of the Trust (the “Board of Trustees” or the “Trustees”) has the right to establish additional series in the future, to determine the preferences, voting powers, rights and privileges thereof and to modify such preferences, voting powers, rights and privileges without shareholder approval. Shares of any series may also be divided into one or more classes at the discretion of the Trustees. The Trust or any series or class thereof may be terminated at any time by the Board of Trustees upon written notice to the shareholders. Subject to the requirements set forth in Section 3816 of the Delaware Statutory Trust Act, a shareholder of a Fund may bring a derivative action on behalf of the Trust only if the shareholder first makes a pre-suit demand upon the Board of Trustees to bring the subject action unless an effort to cause the Board of Trustees to bring such action is excused. A demand on the Board of Trustees shall only be excused if a majority of the Board of Trustees, or a majority of any committee established to consider the merits of such action, has a material personal financial interest in the action at issue. A Trustee shall not be deemed to have a material personal financial interest in an action or otherwise be disqualified from ruling on a shareholder demand by virtue of the fact that such Trustee receives remuneration from his or her service on the Board of Trustees or on the boards of one or more investment companies with the same or an affiliated investment adviser or underwriter.

Each Fund’s shares (“Fund Shares”) list and principally trade on NYSE Arca, Inc. (the “Exchange”). Fund Shares will trade on the Exchange at market prices that may be below, at or above a Fund’s net asset value (“NAV”). ETFs, such as the Funds, do not sell or redeem individual Fund Shares. Instead, a Fund offers, issues and redeems Fund Shares at NAV only in aggregations of a specified number of Fund Shares (each a “Creation Unit”). Financial entities known as “authorized participants” have contractual arrangements with a Fund or the Distributor to purchase and redeem a Fund’s Shares directly with a Fund in Creation Units in exchange for securities comprising a fund, cash or some combination thereof. Fund Shares are traded in the secondary market and elsewhere at market prices that may be at, above, or below a Fund’s NAV. Fund Shares are only redeemable in Creation Units by authorized participants. An authorized participant that purchases a Creation Unit of Fund Shares deposits with a Fund a “basket” of securities and/or other assets identified by a Fund that day, and then receives the Creation Unit of Fund Shares in return for those assets. The redemption process is the reverse of the purchase process: the authorized participant redeems a Creation Unit of Fund Shares for a basket of securities and/or other assets. The basket is generally representative of a Fund’s portfolio, and together with a cash balancing amount, it is equal to the NAV of the Fund’s Shares comprising the Creation Unit. Pursuant to Rule 6c-11 of the 1940 Act, a Fund may utilize baskets that are not representative of a Fund’s portfolio. Such “custom baskets” are discussed in the section entitled “Creation and Redemption of Creation Units.”

The Trust reserves the right to permit creations and redemptions of Fund Shares to be made in-kind for securities in which a Fund invests and/or cash. Transaction fees and other costs associated with creations or redemptions that include cash may be higher than the transaction fees and other costs associated with in-kind creations or redemptions. In all cases, conditions with respect to creations and redemptions of shares and fees will be limited in accordance with the requirements of SEC rules and regulations applicable to management investment companies offering redeemable securities.

Exchange Listing and Trading

Fund Shares are listed for trading, and trade throughout the day, on the Exchange and in other secondary markets. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of Fund Shares will continue to be met. The Exchange may, but is not required to, remove Fund Shares from listing if, among other things: (i) following the initial 12-month period beginning upon the commencement of trading of Fund Shares, there are fewer than 50 record and/or beneficial owners of Fund Shares; (ii) a Fund is no longer eligible to operate in reliance on Rule 6c-11 of the 1940 Act; (iii) any of the other listing requirements are not continuously maintained; or (iv) any event shall occur or condition shall exist that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. The Exchange will also remove Fund Shares from listing and trading upon termination of a Fund.

As in the case of other stocks traded on the Exchange, brokers’ commissions on transactions will be based on negotiated commission rates at customary levels.

The Trust reserves the right to adjust the price levels of Fund Shares in the future to help maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of a Fund.

Each Fund is required by the Exchange to comply with certain listing standards (which includes certain investment parameters) in order to maintain its listing on the Exchange. Compliance with these listing standards may compel a Fund to sell securities at an inopportune time or for a price other than the security’s then-current market value. The sale of securities in such circumstances could limit a Fund’s profit or require a Fund to incur a loss, and as a result, a Fund’s performance could be impacted.

Continuous Offering

The method by which Creation Units are created and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by a Fund on an ongoing basis, at any point a “distribution,” as such term is used in the 1933 Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the 1933 Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent Shares and sells such Shares directly to customers or if it chooses to couple the creation of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the 1933 Act must take into account all of the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in Shares, whether or not participating in the distribution of Shares, generally are required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3) of the 1933 Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not underwriters but are participating in a distribution (as contrasted with ordinary secondary market transactions) and thus dealing with the shares that are part of an overallotment within the meaning of Section 4(a)(3)(C) of the 1933 Act would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the 1933 Act. Firms that incur a prospectus delivery obligation with respect to Shares of a Fund are reminded that, pursuant to Rule 153 under the 1933 Act, a prospectus delivery obligation under Section 5(b)(2) of the 1933 Act owed to an exchange member in connection with a sale on the Exchange generally is satisfied by the fact that the prospectus is available at the Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is available only with respect to transactions on a national securities exchange, a trading facility, or an alternative trading system.

The Adviser or its affiliates, or a fund for which the Adviser or an affiliate serves as investment adviser, (each, as applicable, a “Selling Shareholder”) may purchase Creation Units through a broker-dealer to “seed” (in whole or in part) Funds as they are launched or thereafter, or may purchase Shares of a Fund through a broker-dealer or other investors, including in secondary market transactions. Because the Selling Shareholder may be deemed to be affiliates of a Fund, the Shares are being registered to permit the resale of these shares from time to time after any such purchase. A Fund will not receive any of the proceeds from the resale of such Shares.

Investment Objective and Policies

The Prospectus describes the investment objective and certain policies of each Fund. The following supplements the information contained in the Prospectus concerning the investment objective and policies of each Fund.

TenGrove U.S. Public-Private Technology ETF and TenGrove International Public-Private Technology ETF

Each Fund is subject to the following fundamental policies, which may not be changed without approval of the holders of a majority of the outstanding voting securities (as such term is defined in the 1940 Act) of the Fund:

(1)	A Fund may not issue senior securities, except as permitted under the 1940 Act.

(2)	A Fund may not borrow money, except as permitted under the 1940 Act.

(3)	A Fund will not underwrite the securities of other issuers except to the extent a Fund may be considered an underwriter under the Securities Act of 1933 in connection with the purchase and sale of portfolio securities.

(4)	A Fund will not purchase or sell real estate or interests therein, unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit a Fund from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).

(5)	A Fund may not make loans, except as permitted under the 1940 Act and exemptive orders granted thereunder.

(6)	A Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from purchasing or selling options, futures contracts, forward contracts or other derivative instruments, or from investing in securities or other instruments backed by physical commodities).

(7)	A Fund may not invest 25% or more of the value of its total assets in securities of issuers in any one industry or group of industries, except that each Fund will concentrate (i.e. invest more than 25% of Fund assets) its investments in one or more industries within the information technology group of industries. This restriction does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

For purposes of these limitations, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

For purposes of applying restriction (1) above, under the 1940 Act as currently in effect, a Fund is not permitted to issue senior securities, except that a Fund may borrow from any bank if immediately after such borrowing the value of such Fund’s total assets is at least 300% of the principal amount of all of such Fund’s borrowings (i.e., the principal amount of the borrowings may not exceed 33 1/3% of a Fund’s total assets). In the event that such asset coverage shall at any time fall below 300%, such Fund shall, within three days thereafter (not including Sundays and holidays), reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300%. The fundamental investment limitations set forth above limit a Fund’s ability to engage in certain investment practices and purchase securities or other instruments to the extent permitted by, or consistent with, applicable law. As such, these limitations will change as the statute, rules, regulations or orders (or, if applicable, interpretations) change, and no shareholder vote will be required or sought.

Except for restriction (2), if a percentage restriction is adhered to at the time of investment, a later increase in percentage resulting from a change in market value of the investment or the total assets will not constitute a violation of that restriction. With respect to restriction (2), if the limitations are exceeded as a result of a change in market value then a Fund will reduce the amount of borrowings within three days thereafter to the extent necessary to comply with the limitations (not including Sundays and holidays).

For purposes of applying restriction (5) above, a Fund may not make loans to other persons, except through (i) the purchase of debt securities permissible under a Fund’s investment policies, (ii) repurchase agreements, or (iii) the lending of portfolio securities, provided that no such loan of portfolio securities may be made by a Fund if, as a result, the aggregate of such loans would exceed 33-1/3% of the value of a Fund’s total assets.

With respect to the fundamental policies relating to concentration set forth in restriction (7) above, the 1940 Act does not define what constitutes “concentration” in an industry. The SEC staff has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. The policy in restriction (7) above will be interpreted to refer to concentration as that term may be interpreted from time to time. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; and repurchase agreements collateralized by any such obligations.

The foregoing fundamental policies of a Fund may not be changed without the affirmative vote of the majority of the outstanding voting securities of such Fund. The 1940 Act defines a majority vote as the vote of the lesser of (i) 67% or more of the voting securities represented at a meeting at which more than 50% of the outstanding securities are represented; or (ii) more than 50% of the outstanding voting securities. With respect to the submission of a change in an investment policy to the holders of outstanding voting securities of a Fund, such matter shall be deemed to have been effectively acted upon with respect to a Fund if a majority of the outstanding voting securities of such Fund vote for the approval of such matter, notwithstanding that such matter has not been approved by the holders of a majority of the outstanding voting securities of any other series of the Trust affected by such matter.

In addition to the foregoing fundamental policies, a Fund is also subject to strategies and policies discussed herein which, unless otherwise noted, are non-fundamental policies and may be changed by the Board of Trustees.

The TenGrove U.S. Public-Private Technology ETF and TenGrove International Public-Private Technology ETF have each adopted a non-fundamental investment policy pursuant to Rule 35d-1 under the 1940 Act (the “Name Policy”), whereby: the TenGrove U.S. Public-Private Technology ETF, under normal circumstances, invests at least 80% of its net assets (plus borrowings for investment purposes) in securities of public or private U.S. technology and technology-related companies and derivatives that provide investment exposure to such securities or to one or more market risk factors associated with such securities, and; the TenGrove International Public-Private Technology ETF, under normal circumstances, invests at least 80% of its net assets (plus borrowings for investment purposes) in non-U.S. companies that are public or private technology or technology-related companies, or in derivatives that provide investment exposure to such securities or to one or more market risk factors associated with such securities. For purposes of each Fund’s 80% investment policy, each Fund considers technology and technology-related companies to include companies engaged, among other things, in artificial intelligence (“AI”), software, information technology (“IT”) consulting, IT services, interactive home entertainment, networking equipment, telecom services, communications equipment, technology hardware, storage and peripherals, electrical equipment, electronic equipment, instruments and components, semiconductors and semiconductor equipment, cybersecurity, consumer finance, and interactive media and services, as well as companies whose business models are fundamentally dependent on or enabled by proprietary technology, including companies that operate technology-enabled platforms, marketplaces, or networks, even if such companies are not classified within a traditional technology industry group by third party classification systems. Additionally, for purposes of compliance with these investment policies, derivative instruments will be valued at their notional value. For purposes of the TenGrove U.S. Public-Private Technology ETF’s 80% investment policy, the Fund considers a company to be a U.S. company if it: (i) is organized under the laws of the U.S., (ii) maintains its principal place of business in the U.S., (iii) is traded principally in the U.S. or (iv) at the time of purchase, is classified as a U.S. company by an unaffiliated third-party data provider. For purposes of the TenGrove International Public-Private Technology ETF’s 80% investment policy, the Adviser considers a company a “non-U.S. company” if it is organized under the laws of a country outside the United States, has its principal office or management outside the United States, or has its principal securities trading market outside the United States. Each Fund’s Name Policy may be changed by the Board without shareholder approval upon 60 days’ prior written notice.

TenGrove Public-Private Fintech, Payments & Digital Commerce ETF

The Fund is subject to the following fundamental policies, which may not be changed without approval of the holders of a majority of the outstanding voting securities (as such term is defined in the 1940 Act) of the Fund:

(1)	The Fund may not issue senior securities, except as permitted under the 1940 Act.

(2)	The Fund may not borrow money, except as permitted under the 1940 Act.

(3)	The Fund will not underwrite the securities of other issuers except to the extent the Fund may be considered an underwriter under the Securities Act of 1933 in connection with the purchase and sale of portfolio securities.

(4)	The Fund will not purchase or sell real estate or interests therein, unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit the Fund from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).

(5)	The Fund may not make loans, except as permitted under the 1940 Act and exemptive orders granted thereunder.

(6)	The Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options, futures contracts, forward contracts or other derivative instruments, or from investing in securities or other instruments backed by physical commodities).

(7)	The Fund may not invest 25% or more of the value of its total assets in securities of issuers in any one industry or group of industries, except that the Fund will concentrate (i.e. invest more than 25% of Fund assets) its investments in one or more industries within the financials group of industries. This restriction does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

For purposes of these limitations, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

For purposes of applying restriction (1) above, under the 1940 Act as currently in effect, the Fund is not permitted to issue senior securities, except that the Fund may borrow from any bank if immediately after such borrowing the value of the Fund’s total assets is at least 300% of the principal amount of all of the Fund’s borrowings (i.e., the principal amount of the borrowings may not exceed 33 1/3% of the Fund’s total assets). In the event that such asset coverage shall at any time fall below 300%, the Fund shall, within three days thereafter (not including Sundays and holidays), reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300%. The fundamental investment limitations set forth above limit the Fund’s ability to engage in certain investment practices and purchase securities or other instruments to the extent permitted by, or consistent with, applicable law. As such, these limitations will change as the statute, rules, regulations or orders (or, if applicable, interpretations) change, and no shareholder vote will be required or sought.

Except for restriction (2), if a percentage restriction is adhered to at the time of investment, a later increase in percentage resulting from a change in market value of the investment or the total assets will not constitute a violation of that restriction. With respect to restriction (2), if the limitations are exceeded as a result of a change in market value then the Fund will reduce the amount of borrowings within three days thereafter to the extent necessary to comply with the limitations (not including Sundays and holidays).

For purposes of applying restriction (5) above, the Fund may not make loans to other persons, except through (i) the purchase of debt securities permissible under the Fund’s investment policies, (ii) repurchase agreements, or (iii) the lending of portfolio securities, provided that no such loan of portfolio securities may be made by a Fund if, as a result, the aggregate of such loans would exceed 33-1/3% of the value of the Fund’s total assets.

With respect to the fundamental policies relating to concentration set forth in restriction (7) above, the 1940 Act does not define what constitutes “concentration” in an industry. The SEC staff has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. The policy in restriction (7) above will be interpreted to refer to concentration as that term may be interpreted from time to time. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; and repurchase agreements collateralized by any such obligations.

The foregoing fundamental policies of the Fund may not be changed without the affirmative vote of the majority of the outstanding voting securities of the Fund. The 1940 Act defines a majority vote as the vote of the lesser of (i) 67% or more of the voting securities represented at a meeting at which more than 50% of the outstanding securities are represented; or (ii) more than 50% of the outstanding voting securities. With respect to the submission of a change in an investment policy to the holders of outstanding voting securities of the Fund, such matter shall be deemed to have been effectively acted upon with respect to a Fund if a majority of the outstanding voting securities of the Fund vote for the approval of such matter, notwithstanding that such matter has not been approved by the holders of a majority of the outstanding voting securities of any other series of the Trust affected by such matter.

In addition to the foregoing fundamental policies, the Fund is also subject to strategies and policies discussed herein which, unless otherwise noted, are non-fundamental policies and may be changed by the Board of Trustees.

The TenGrove Public-Private Fintech, Payments & Digital Commerce ETF has adopted a non-fundamental investment policy pursuant to Rule 35d-1 under the 1940 Act (the “Name Policy”), whereby it invests at least 80% of its net assets (plus borrowings for investment purposes) in securities of public or private financial technology, payments, digital commerce companies and in derivatives that provide investment exposure to those securities or to one or more market risk factors associated with them. For purposes of the Fund’s 80% investment policy, the Fund considers financial technology, payments, digital commerce companies to include companies engaged, among other things, in payment processing, financial infrastructure, lending, banking, and related financial services and software, as well as companies that enable or conduct digital commerce, including online marketplaces, e-commerce platforms and logistics providers, digital advertising and demand-generation platforms, and companies that supply the software and infrastructure supporting online transactions. For purposes of compliance with this investment policy, derivative instruments will be valued at their notional value. The Fund’s Name Policy may be changed by the Board without shareholder approval upon 60 days’ prior written notice.

TenGrove Premium Equity Income ETF

The Fund is subject to the following fundamental policies, which may not be changed without approval of the holders of a majority of the outstanding voting securities (as such term is defined in the 1940 Act) of the Fund:

(1)	The Fund may not issue senior securities, except as permitted under the 1940 Act.

(2)	The Fund may not borrow money, except as permitted under the 1940 Act.

(3)	The Fund will not underwrite the securities of other issuers except to the extent the Fund may be considered an underwriter under the Securities Act of 1933 in connection with the purchase and sale of portfolio securities.

(4)	The Fund will not purchase or sell real estate or interests therein, unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit the Fund from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).

(5)	The Fund may not make loans, except as permitted under the 1940 Act and exemptive orders granted thereunder.

(6)	The Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options, futures contracts, forward contracts or other derivative instruments, or from investing in securities or other instruments backed by physical commodities).

(7)	The Fund may not invest 25% or more of the value of its total assets in securities of issuers in any one industry or group of industries, except as permitted under the 1940 Act. This restriction does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

For purposes of these limitations, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

For purposes of applying restriction (1) above, under the 1940 Act as currently in effect, the Fund is not permitted to issue senior securities, except that the Fund may borrow from any bank if immediately after such borrowing the value of the Fund’s total assets is at least 300% of the principal amount of all of the Fund’s borrowings (i.e., the principal amount of the borrowings may not exceed 33 1/3% of the Fund’s total assets). In the event that such asset coverage shall at any time fall below 300%, the Fund shall, within three days thereafter (not including Sundays and holidays), reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300%. The fundamental investment limitations set forth above limit the Fund’s ability to engage in certain investment practices and purchase securities or other instruments to the extent permitted by, or consistent with, applicable law. As such, these limitations will change as the statute, rules, regulations or orders (or, if applicable, interpretations) change, and no shareholder vote will be required or sought.

Except for restriction (2), if a percentage restriction is adhered to at the time of investment, a later increase in percentage resulting from a change in market value of the investment or the total assets will not constitute a violation of that restriction. With respect to restriction (2), if the limitations are exceeded as a result of a change in market value then the Fund will reduce the amount of borrowings within three days thereafter to the extent necessary to comply with the limitations (not including Sundays and holidays).

For purposes of applying restriction (5) above, the Fund may not make loans to other persons, except through (i) the purchase of debt securities permissible under the Fund’s investment policies, (ii) repurchase agreements, or (iii) the lending of portfolio securities, provided that no such loan of portfolio securities may be made by a Fund if, as a result, the aggregate of such loans would exceed 33-1/3% of the value of the Fund’s total assets.

With respect to the fundamental policies relating to concentration set forth in restriction (7) above, the 1940 Act does not define what constitutes “concentration” in an industry. The SEC staff has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. The policy in restriction (7) above will be interpreted to refer to concentration as that term may be interpreted from time to time. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; and repurchase agreements collateralized by any such obligations.

The foregoing fundamental policies of the Fund may not be changed without the affirmative vote of the majority of the outstanding voting securities of the Fund. The 1940 Act defines a majority vote as the vote of the lesser of (i) 67% or more of the voting securities represented at a meeting at which more than 50% of the outstanding securities are represented; or (ii) more than 50% of the outstanding voting securities. With respect to the submission of a change in an investment policy to the holders of outstanding voting securities of the Fund, such matter shall be deemed to have been effectively acted upon with respect to a Fund if a majority of the outstanding voting securities of the Fund vote for the approval of such matter, notwithstanding that such matter has not been approved by the holders of a majority of the outstanding voting securities of any other series of the Trust affected by such matter.

In addition to the foregoing fundamental policies, the Fund is also subject to strategies and policies discussed herein which, unless otherwise noted, are non-fundamental policies and may be changed by the Board of Trustees.

The TenGrove Premium Equity Income ETF has adopted a non-fundamental investment policy pursuant to Rule 35d-1 under the 1940 Act (the “Name Policy”), whereby it, under normal circumstances, invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of U.S. large-capitalization companies and/or derivative instruments that provide investment exposure to such securities. For purposes of compliance with this investment policy, derivative instruments will be valued at their notional value. The Fund’s Name Policy may be changed by the Board without shareholder approval upon 60 days’ prior written notice.

TenGrove Laddered Buffered Equity ETF

The Fund is subject to the following fundamental policies, which may not be changed without approval of the holders of a majority of the outstanding voting securities (as such term is defined in the 1940 Act) of the Fund:

(1)	The Fund may not issue senior securities, except as permitted under the 1940 Act.

(2)	The Fund may not borrow money, except as permitted under the 1940 Act.

(3)	The Fund will not underwrite the securities of other issuers except to the extent the Fund may be considered an underwriter under the Securities Act of 1933 in connection with the purchase and sale of portfolio securities.

(4)	The Fund will not purchase or sell real estate or interests therein, unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit the Fund from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).

(5)	The Fund may not make loans, except as permitted under the 1940 Act and exemptive orders granted thereunder.

(6)	The Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options, futures contracts, forward contracts or other derivative instruments, or from investing in securities or other instruments backed by physical commodities).

(7)	The Fund will not invest 25% or more of the value of its total assets in securities of issuers in any one industry or group of industries, except to the extent that the underlying referenced index of the Reference Asset invests more than 25% of its assets in an industry or group of industries. This restriction does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or securities of other investment companies.

For purposes of applying restriction (1) above, under the 1940 Act as currently in effect, the Fund is not permitted to issue senior securities, except that the Fund may borrow from any bank if immediately after such borrowing the value of the Fund’s total assets is at least 300% of the principal amount of all of the Fund’s borrowings (i.e., the principal amount of the borrowings may not exceed 33 1/3% of the Fund’s total assets). In the event that such asset coverage shall at any time fall below 300%, the Fund shall, within three days thereafter (not including Sundays and holidays), reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300%. The fundamental investment limitations set forth above limit the Fund’s ability to engage in certain investment practices and purchase securities or other instruments to the extent permitted by, or consistent with, applicable law. As such, these limitations will change as the statute, rules, regulations or orders (or, if applicable, interpretations) change, and no shareholder vote will be required or sought.

Except for restriction (2), if a percentage restriction is adhered to at the time of investment, a later increase in percentage resulting from a change in market value of the investment or the total assets will not constitute a violation of that restriction. With respect to restriction (2), if the limitations are exceeded as a result of a change in market value then the Fund will reduce the amount of borrowings within three days thereafter to the extent necessary to comply with the limitations (not including Sundays and holidays).

For purposes of applying restriction (5) above, the Fund may not make loans to other persons, except through (i) the purchase of debt securities permissible under the Fund’s investment policies, (ii) repurchase agreements, or (iii) the lending of portfolio securities, provided that no such loan of portfolio securities may be made by the Fund if, as a result, the aggregate of such loans would exceed 33-1/3% of the value of the Fund’s total assets.

Notwithstanding restriction (7) above, to the extent the Fund invests in other investment companies, it will consider, to the extent practicable, the investments of the Reference Asset when determining compliance with the limitations set forth in restriction (7) above.

The foregoing fundamental policies of the Fund may not be changed without the affirmative vote of the majority of the outstanding voting securities of the Fund. The 1940 Act defines a majority vote as the vote of the lesser of (i) 67% or more of the voting securities represented at a meeting at which more than 50% of the outstanding securities are represented; or (ii) more than 50% of the outstanding voting securities. With respect to the submission of a change in an investment policy to the holders of outstanding voting securities of the Fund, such matter shall be deemed to have been effectively acted upon with respect to a Fund if a majority of the outstanding voting securities of the Fund vote for the approval of such matter, notwithstanding that such matter has not been approved by the holders of a majority of the outstanding voting securities of any other series of the Trust affected by such matter.

In addition to the foregoing fundamental policies, the Fund is also subject to strategies and policies discussed herein which, unless otherwise noted, are non-fundamental policies and may be changed by the Board of Trustees.

The TenGrove Laddered Buffered Equity ETF has adopted a non-fundamental investment policy pursuant to Rule 35d-1 under the 1940 Act (the “Name Policy”), whereby it, under normal circumstances, invests at least 80% of its net assets (plus borrowings for investment purposes) in Qualifying Instruments (as defined in the Prospectus) and other instruments that provide exposure to U.S. large-capitalization equities. For purposes of compliance with this investment policy, derivative instruments will be valued at their notional value. The Fund’s Name Policy may be changed by the Board without shareholder approval upon 60 days’ prior written notice.

Investment Strategies

The following information supplements the discussion of each Fund’s investment objective, policies and strategies that appear in the Prospectus.

Types of Investments

Equity Securities. Equity securities, such as the common stocks of an issuer, are subject to stock market fluctuations and therefore may experience volatile changes in value as market conditions, consumer sentiment or the financial condition of the issuers change. A decrease in value of the equity securities in a Fund’s portfolio may also cause the value of a Fund’s Shares to decline.

An investment in a Fund should be made with an understanding of the risks inherent in an investment in equity securities, including the risk that the financial condition of issuers may become impaired or that the general condition of the stock market may deteriorate (either of which may cause a decrease in the value of a Fund’s portfolio securities and therefore a decrease in the value of Fund Shares). Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence and perceptions change. These investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction; and global or regional political, economic or banking crises.

Holders of common stocks incur more risk than holders of preferred stocks and debt obligations because common stockholders, as owners of the issuer, generally have inferior rights to receive payments from the issuer in comparison with the rights of creditors or holders of debt obligations or preferred stocks. Further, unlike debt securities, which typically have a stated principal amount payable at maturity (whose value, however, is subject to market fluctuations prior thereto), or preferred stocks, which typically have a liquidation preference and which may have stated optional or mandatory redemption provisions, common stocks have neither a fixed principal amount nor a maturity. Common stock values are subject to market fluctuations as long as the common stock remains outstanding.

Common Stocks. Common stocks represent units of ownership in a company. Common stocks usually carry voting rights and earn dividends. Unlike preferred stocks, dividends on common stocks are not fixed but are declared at the discretion of the company’s board of directors.

Derivatives. A derivative is a contract that derives its value from an underlying agreed-upon asset or set of assets. The underlying asset can be a stock, bond, commodity, currency, interest rate or market index, among others. Derivatives are used for a variety of purposes, including insuring against movements in price (also called “hedging”), increasing exposure to movements in price for speculation or gaining access to assets or markets that are traditionally difficult to trade in. The majority of derivatives are traded either on an exchange or over-the-counter (“OTC”)—privately traded products that do not trade on an exchange. Commonly used types of derivatives include forward contracts, futures contracts, options contracts and swaps. To the extent a Fund enters into derivatives transactions, it will do so pursuant to Rule 18f-4 under the 1940 Act. Rule 18f-4 requires a Fund to implement certain policies and procedures designed to manage its derivatives risks, dependent upon the Fund’s level of exposure to derivative instruments.

Options Contracts. A Fund will buy and write (sell) options on securities, indexes and other assets for the purpose of realizing its investment objective. By buying a call option, a Fund has the right, in return for a premium paid during the term of the option, to buy the asset underlying the option at the exercise price. By writing (selling) a call option a Fund becomes obligated during the term of the option to sell the asset underlying the option at the exercise price if the option is exercised; conversely, by buying a put option, a Fund has the right, in return for a premium paid during the term of the option, to sell the asset underlying the option at the exercise price. By writing a put option, a Fund becomes obligated during the term of the option to purchase the asset underlying the option at the exercise price if the option is exercised. Cash-settled options give the holder (purchaser) of an option the right to receive an amount of cash upon exercise of the option. Receipt of this cash amount will depend upon the value of the underlying asset (or closing level of the index, as the case may be) upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the level at which the exercise price of the option is set. The amount of cash received, if any, will be the difference between the value of the underlying asset (or closing price level of the index, as the case may be) and the exercise price of the option, multiplied by a specified dollar multiple. The writer (seller) of the option is obligated, in return for the premiums received from the purchaser of the option, to make delivery of this amount to the purchaser. All settlements of index options transactions are in cash.

In the case of cleared options, in order to secure the obligation to deliver the underlying asset in the case of a call option, the writer of a call option is required to deposit in escrow the underlying asset or other assets in accordance with the rules of the Options Clearing Corporation (the “OCC”), a clearing agency created to interpose itself between buyers and sellers of options. The OCC assumes the other side of every purchase and sale transaction on an exchange and, by doing so, guarantees performance by the other side of the transaction. Pursuant to relevant regulatory requirements, a Fund is required to agree in writing to be bound by the rules of the OCC.

If a Fund that writes an option wishes to terminate the Fund’s obligation, the Fund may effect a “closing purchase transaction.” A Fund accomplishes this by buying an option of the same series as the option previously written by the Fund. The effect of the purchase is that the writer’s position will be canceled by the OCC. However, a writer may not effect a closing purchase transaction after the writer has been notified of the exercise of an option. Likewise, a Fund which is the holder of an option may liquidate its position by effecting a “closing sale transaction.” A Fund accomplishes this by selling an option of the same series as the option previously purchased by the Fund. There is no guarantee that either a closing purchase or a closing sale transaction can be effected. If any call or put option is not exercised or sold, the option will become worthless on its expiration date. A Fund will realize a gain (or a loss) on a closing purchase transaction with respect to a call or a put option previously written by the Fund if the premium, plus commission costs, paid by the Fund to purchase the call or put option to close the transaction is less (or greater) than the premium, less commission costs, received by the Fund on the sale of the call or the put option. A Fund also will realize a gain if a call or put option which the Fund has written lapses unexercised, because the Fund would retain the premium.

Although certain securities exchanges attempt to provide continuously liquid markets in which holders and writers of options can close out their positions at any time prior to the expiration of the option, no assurance can be given that a market will exist at all times for all outstanding options purchased or sold by a Fund. If an options market were to become unavailable, a Fund would be unable to realize its profits or limit its losses until the Fund could exercise options it holds, and the Fund would remain obligated until options it wrote were exercised or expired. Reasons for the absence of liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the OCC may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options) and those options would cease to exist, although outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Securities self-regulatory organizations (e.g., the exchanges and the Financial Industry Regulatory Authority (“FINRA”)) have established limitations governing the maximum number of call or put options of certain types that may be bought or written (sold) by a single investor, whether acting alone or in concert with others. These position limits may restrict the number of listed options which a Fund may buy or sell. While a Fund is not directly subject to these rules, as a result of rules applicable to the broker-dealers with whom the Fund transacts in options, it is required to agree in writing to be bound by relevant position limits.

Swap Agreements. A swap agreement is a type of derivative in which two parties exchange cash flows of one party’s financial instrument for the cash flows of the other party’s financial instrument. Thus, a swap’s value is based on cash flow, instead of a specific asset like other derivative products. Each cash flow or stream is considered a “leg” of the swap. Typically, one cash flow is fixed, while the other is variable, such as a benchmark index price, floating currency exchange rate or index price. While swaps can be traded on exchanges of futures markets, most are traded OTC and tailored to the specific counterparties. The swap agreement defines the dates when cash flows are paid and the way in which they are accrued and calculated. Swap agreements are primarily entered into by institutional investors for periods ranging from a day to more than one-year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested in a basket of securities representing a particular index.

A Fund may utilize swap agreements in an attempt to gain exposure to the securities in a market without actually purchasing those securities, or to hedge a position. A Fund’s obligations under a swap agreement will be accrued daily (offset against any amounts owing to such Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregating assets determined to be liquid. Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of the such Fund’s investment restriction concerning senior securities. Because they are two-party contracts which may have terms of greater than seven days, swap agreements may be considered to be illiquid for purposes of a Fund’s illiquid investment limitations. A Fund will not enter into any swap agreement unless the Adviser believes that the other party to the transaction is creditworthy. A Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.

Swap agreements allow for investment in a market without owning or taking physical custody of the underlying securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. The counterparty to any swap agreement will typically be a bank, investment banking firm or broker-dealer. The counterparty will generally agree to pay the Fund the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular stocks, plus the dividends that would have been received on those stocks. A Fund will agree to pay to the counterparty a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to a Fund on any swap agreement should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by such Fund on the notional amount.

Swap agreements typically are settled on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of a swap agreement or periodically during its term. Other swap agreements may require initial premium (discount) payments as well as periodic payments (receipts) related to the interest leg of the swap or to the default of a reference obligation.

Swap agreements do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to swap agreements is limited to the net amount of payments that a Fund is contractually obligated to make. If a swap counterparty defaults, a Fund’s risk of loss consists of the net amount of payments such Fund is contractually entitled to receive, if any. The net amount of the excess, if any, of a Fund’s obligations over its entitlements with respect to each equity swap will be accrued on a daily basis and an amount of cash or liquid assets, having an aggregate NAV at least equal to such accrued excess will be maintained in a segregated account by such Fund’s custodian. Inasmuch as these transactions are entered into for hedging purposes or are offset by segregated cash of liquid assets, as permitted by applicable law, the Fund and the Adviser believe that these transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to such Fund’s borrowing restrictions.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments, which are traded in the OTC market. The Adviser, under the supervision of the Board, is responsible for determining and monitoring the liquidity of any Fund’s transactions in swap agreements.

The use of swap agreements is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If a counterparty’s creditworthiness declines, the value of the swap would likely decline. Moreover, there is no guarantee that the Fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

In recent years, regulators across the globe, including the CFTC and the U.S. banking regulators, have adopted collateral requirements applicable to uncleared swaps. While the Funds are not directly subject to these requirements, where such Fund’s counterparty is subject to the requirements, uncleared swaps between such Fund and that counterparty are required to be marked-to-market on a daily basis, and collateral is required to be exchanged to account for any changes in the value of such swaps. The rules impose a number of requirements as to these exchanges of collateral, including as to the timing of transfers, the type of collateral (and valuations for such collateral) and other matters that may be different than what the Fund would agree with its counterparty in the absence of such regulation. In all events, where the Fund is required to post collateral to its swap counterparty, such collateral will be posted to an independent bank custodian, where access to the collateral by the swap counterparty will generally not be permitted unless such Fund is in default on its obligations to the swap counterparty. In addition to the marked-to-market collateral requirements, regulators have adopted “initial” collateral requirements applicable to uncleared swaps. Where applicable, these rules require parties to an uncleared swap to post, to a custodian that is independent from the parties to the swap, collateral (in addition to any marked-to-market collateral noted above) in an amount that is either (i) specified in a schedule in the rules or (ii) calculated by the regulated party in accordance with a model that has been approved by that party’s regulator(s). At this time, the initial collateral rules do not apply to a Fund’s swap trading relationships. However, the rules are being implemented on a phased basis, and it is possible that in the future, the rules could apply to a Fund. In the event that the rules apply, they would impose significant costs on a Fund’s ability to engage in uncleared swaps and, as such, could adversely affect the Adviser’s ability to manage such Fund, may impair such Fund’s ability to achieve its investment objective and/or may result in reduced returns to such Fund’s investors. The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and related regulatory developments have imposed comprehensive new regulatory requirements on swaps and swap market participants. The regulatory framework includes: (1) registration and regulation of swap dealers and major swap participants; (2) requiring central clearing and execution of standardized swaps; (3) imposing collateral requirements on swap transactions; (4) regulating and monitoring swap transactions through position limits and large trader reporting requirements; and (5) imposing record keeping and centralized and public reporting requirements, on an anonymous basis, for most swaps. The CFTC is responsible for the regulation of most swaps. The SEC has jurisdiction over a small segment of the market referred to as “security-based swaps,” which includes swaps on single securities or credits, or narrow-based indices of securities or credits.

Flexible Exchange (“FLEX”) Options. A Fund may also utilize FLEX Options. FLEX Options are a type of listed options contract with uniquely customizable terms that allow investors to customize key terms like style, strike price and expiration date that are standardized in a typical options contract. FLEX Options are also guaranteed for settlement by the OCC.

Trading FLEX Options involves risks different from, or possibly greater than, the risks associated with investing directly in securities. A Fund may experience losses from specific FLEX Option positions and certain FLEX Option positions may expire worthless. The FLEX Options are listed on an exchange; however, no one can guarantee that a liquid secondary trading market will exist for the FLEX Options. In the event that trading in the FLEX Options is limited or absent, the value of the Fund’s FLEX Options may decrease. In a less liquid market for the FLEX Options, liquidating the FLEX Options may require the payment of a premium (for written FLEX Options) or acceptance of a discounted price (for purchased FLEX Options) and may take longer to complete. A less liquid trading market may adversely impact the value of the FLEX Options and Fund Shares and result in a Fund being unable to achieve its investment objective. Less liquidity in the trading of the Fund’s FLEX Options could have an impact on the prices paid or received by a Fund for the FLEX Options in connection with creations and redemptions of a Fund’s Shares. Depending on the nature of this impact to pricing, a Fund may be forced to pay more for redemptions (or receive less for creations) than the price at which it currently values the FLEX Options. Such overpayment or under collection could reduce the Fund’s ability to achieve its investment objective. Additionally, in a less liquid market for the FLEX Options, the liquidation of a large number of options may more significantly impact the price. A less liquid trading market may adversely impact the value of the FLEX Options and the value of your investment. The trading in FLEX Options may be less deep and liquid than the market for certain other exchange-traded options, non-customized options or other securities.

Illiquid Investments. Pursuant to Rule 22e-4 under the 1940 Act, a Fund may not acquire any “illiquid investment” if, immediately after the acquisition, a Fund would have invested more than 15% of its net assets in illiquid investments that are assets. An “illiquid investment” is any investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Illiquid investments include repurchase agreements with a notice or demand period of more than seven days, certain stripped mortgage-backed securities, certain municipal leases, certain over-the-counter derivative instruments, securities and other financial instruments that are not readily marketable, and restricted securities unless, based upon a review of the relevant market, trading and investment-specific considerations, those investments are determined not to be illiquid. The Trust has implemented a liquidity risk management program and related procedures to identify illiquid investments pursuant to Rule 22e-4, and the Board of Trustees has approved the designation of certain officers of the Trust to administer the Trust’s liquidity risk management program and related procedures. In determining whether an investment is an illiquid investment, the designated officers of the Trust will take into account actual or estimated daily transaction volume of an investment, group of related investments or asset class and other relevant market, trading, and investment-specific considerations. In addition, in determining the liquidity of an investment, the designated officers of the Trust must determine whether trading varying portions of a position in a particular portfolio investment or asset class, in sizes that a Fund would reasonably anticipate trading, is reasonably expected to significantly affect its liquidity, and if so, a Fund must take this determination into account when classifying the liquidity of that investment or asset class.

In addition to actual or estimated daily transaction volume of an investment, group of related investments or asset class and other relevant market, trading, and investment-specific considerations, the following factors, among others, will generally impact the classification of an investment as an “illiquid investment”: (i) any investment that is placed on the Adviser’s and/or Sub-Adviser’s restricted trading list; and (ii) any investment that is delisted or for which there is a trading halt at the close of the trading day on the primary listing exchange at the time of classification (and in respect of which no active secondary market exists). Investments purchased by a Fund that are liquid at the time of purchase may subsequently become illiquid due to these and other events and circumstances. If one or more investments in a Fund’s portfolio become illiquid, a Fund may exceed the 15% limitation in illiquid investments. In the event that changes in the portfolio or other external events cause a Fund to exceed this limit, a Fund must take steps to bring its illiquid investments that are assets to or below 15% of its net assets within a reasonable period of time. This requirement would not force a Fund to liquidate any portfolio instrument where a Fund would suffer a loss on the sale of that instrument.

Short-Term Instruments and Temporary Investments. A Fund may invest in short-term instruments, including money market instruments, on an ongoing basis to provide liquidity, in connection with collateral received by a Fund in its securities lending activities, or for other reasons. For temporary defensive purposes, a Fund may depart from its principal investment strategies and invest part or all of its assets in these securities, or it may hold cash. During such periods, a Fund may not be able to achieve its investment objective(s). A Fund may adopt a temporary defensive strategy when the portfolio managers believe securities in which the Fund normally invests have elevated risks due to political or economic factors and in other extraordinary circumstances. Money market instruments are generally short-term investments that may include, but are not limited to: (i) shares of money market funds; (ii) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities (including government-sponsored enterprises); (iii) negotiable certificates of deposit, bankers’ acceptances, fixed-time deposits and other obligations of U.S. and non-U.S. banks (including non-U.S. branches) and similar institutions; (iv) commercial paper rated, at the date of purchase, “Prime-1” by Moody’s® Investors Service, Inc., “F-1” by Fitch Ratings, Inc., or “A-1” by Standard & Poor’s® Financial Services LLC, a subsidiary of S&P Global, Inc., or if unrated, of comparable quality as determined by the Adviser and/or Sub-Adviser; (v) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than 397 days and that satisfy the rating requirements set forth in Rule 2a-7 under the 1940 Act; (vi) repurchase agreements; and (vii) short-term U.S. dollar denominated obligations of non-U.S. banks (including U.S. branches) that, in the opinion of the Adviser and/or Sub-Adviser, are of comparable quality to obligations of U.S. banks that may be purchased by a Fund. Any of these instruments may be purchased on a current or forward-settled basis. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers’ acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

CFTC Regulation – Commodity Pool Exclusion and Registration

The 2010 enactment of the Dodd-Frank Act resulted in historic and comprehensive statutory reform of derivatives, including swaps, futures and forward contracts, and the manner in which they are designed, negotiated, reported, executed, settled (or “cleared”) and regulated. Title VII of the Dodd-Frank Act creates a framework for the regulation of OTC derivatives, such as swaps. In particular, it makes broad changes to the OTC derivatives market and grants significant new authority to the SEC and the CFTC to regulate OTC derivatives and market participants. The legislation and the related regulations developed by the CFTC, SEC, and other federal regulators that have been and may be promulgated in the future may negatively impact a Fund’s ability to meet its investment objective either through investment limits or requirements imposed on it or any of its counterparties. In particular, capital requirements and requirements related to the mandatory clearing of OTC derivatives transactions have impacted and may continue to impact the costs to a Fund of trading these instruments and, as a result, may affect returns to investors in such Fund.

In February 2012, the CFTC announced substantial amendments to the exclusion in its Regulation 4.5 for registered investment companies from registration as a commodity pool operator (“CPO”). Under these amendments, if a Fund uses commodity interests (such as CFTC-regulated futures, options on futures and swaps) other than for bona fide hedging purposes (as defined by the CFTC) and seeks to claim the Regulation 4.5 exclusion from registration, the aggregate initial margin and premiums required to establish these positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options are “in-the-money” at the time of purchase) may not exceed 5% of the Fund’s NAV. Alternatively, the aggregate net notional value of these positions, determined at the time the most recent position was established, may not exceed 100% of the Fund’s NAV (after taking into account unrealized profits and unrealized losses on any such positions). The Fund intends to comply with the requirements enumerated above to be excluded from registration as a CPO.

Portfolio Turnover

Each Fund buys and sells portfolio securities in the normal course of its investment activities. The proportion of a Fund’s investment portfolio that is bought and sold during a year is known as a Fund’s portfolio turnover rate. A turnover rate of 100% would occur, for example, if a Fund bought and sold securities valued at 100% of its net assets within one year. A high portfolio turnover rate could result in the payment by a Fund of increased brokerage costs, expenses and taxes.

As of the date of this SAI, each Fund has not yet commenced operations and therefore does not have any portfolio turnover information available.

Investment Risks

Overview

An investment in a Fund should be made with an understanding of the risks that an investment in a Fund’s Shares entails, including the risk that the financial condition of the issuers of the equity securities or the general condition of the securities market may worsen and the value of the securities and therefore the value of a Fund may decline. A Fund may not be an appropriate investment for those who are unable or unwilling to assume the risks involved generally with such an investment. The past market and earnings performance of any of the securities included in a Fund is not predictive of their future performance.

Borrowing and Leverage Risk

When a Fund borrows money, it must pay interest and other fees, which will reduce a Fund’s returns if such costs exceed the returns on the portfolio securities purchased or retained with such borrowings. Any such borrowings are intended to be temporary. However, under certain market conditions, including periods of low demand or decreased liquidity, such borrowings might be outstanding for longer periods of time. As prescribed by the 1940 Act, a Fund will be required to maintain specified asset coverage of at least 300% with respect to any bank borrowing immediately following such borrowing. A Fund may be required to dispose of assets on unfavorable terms if market fluctuations or other factors reduce a Fund’s asset coverage to less than the prescribed amount.

Current Market Conditions Risk

Current market conditions risk is the risk that a particular investment, or Fund Shares in general, may fall in value due to current market conditions. As a means to fight inflation, the Federal Reserve and certain foreign central banks have raised interest rates; however, the Federal Reserve has begun to lower interest rates and may continue to do so. U.S. regulators have proposed several changes to market and issuer regulations which would directly impact a Fund, and any regulatory changes could adversely impact a Fund’s ability to achieve its investment strategies or make certain investments. Potential future bank failures could result in disruption to the broader banking industry or markets generally and reduce confidence in financial institutions and the economy as a whole, which may also heighten market volatility and reduce liquidity. Additionally, challenges in commercial real estate markets, including high interest rates, declining valuations and elevated vacancies, could have a broader impact on financial markets. The ongoing adversarial political climate in the United States, as well as political and diplomatic events both domestic and abroad, have and may continue to have an adverse impact on the U.S. regulatory landscape, markets and investor behavior, which could have a negative impact on a Fund’s investments and operations. The change in administration and policy could result in significant impacts to international trade relations, tax and immigration policies, and other aspects of the national and international political and financial landscape, which could affect, among other things, inflation and the securities markets generally. Other unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy. For example, ongoing armed conflicts between Russia and Ukraine in Europe and among Israel, Iran, Hamas and other militant groups in the Middle East, have caused and could continue to cause significant market disruptions and volatility within the markets in Russia, Europe, the Middle East and the United States. The hostilities and sanctions resulting from those hostilities have and could continue to have a significant impact on certain Fund investments as well as Fund performance and liquidity. The economies of the United States and its trading partners, as well as the financial markets generally, may be adversely impacted by trade disputes, including the imposition of tariffs, and other matters. For example, the United States has imposed trade barriers and restrictions on China. In addition, the Chinese government is engaged in a longstanding dispute with Taiwan, continually threatening an invasion. If the political climate between the United States and China does not improve or continues to deteriorate, if China were to attempt invading Taiwan, or if other geopolitical conflicts develop or worsen, economies, markets and individual securities may be adversely affected, and the value of the Fund’s assets may go down. A public health crisis and the ensuing policies enacted by governments and central banks may cause significant volatility and uncertainty in global financial markets, negatively impacting global growth prospects. As the COVID-19 global pandemic illustrated, such events may affect certain geographic regions, countries, sectors and industries more significantly than others. Advancements in technology may also adversely impact markets and the overall performance of a Fund. For instance, the economy may be significantly impacted by the advanced development and increased regulation of artificial intelligence. Additionally, cyber security breaches of both government and non-government entities could have negative impacts on infrastructure and the ability of such entities, including the Funds, to operate properly. These events, and any other future events, may adversely affect the prices and liquidity of a Fund’s portfolio investments and could result in disruptions in the trading markets.

Covered Call Option Risk

By writing covered call options in return for the receipt of premiums, a Fund will give up the opportunity to benefit from potential increases in the value of the reference asset above the exercise prices of the written options, but will continue to bear the risk of declines in the value of the reference asset. The premiums received from the options may not be sufficient to offset any losses sustained from the volatility of the reference asset over time.

The covered call strategy may be subject to imperfect matching or price correlation between the written options and the reference asset, which could reduce a Fund’s returns. Exchanges may suspend the trading of options (for example due to volatile markets or if trading in the reference asset is halted). If trading is suspended, a Fund may be unable to write or purchase options at times that may be desirable or advantageous to a Fund to do so. If a Fund is unable to extinguish the option position before exercise, a Fund may be required to deliver the corresponding shares of the reference asset, resulting in increased transaction costs, tracking error, underinvestment, and potentially the realization of capital gains. Further, this could lead to re-purchasing shares of the reference asset or selling the corresponding options at a less favorable price than a Fund might have received had the options been extinguished. A Fund uses options which are struck on a frequent basis, and the timing of changes in the price of the reference asset may affect a Fund’s performance. For example, if the reference asset experiences a drop in price followed by a quick rebound, a Fund may be unable to fully participate in the rebound if the rebound occurs immediately after a Fund’s roll date. In addition, if trading is suspended, a Fund may be unable to purchase an offsetting option for purposes of closing out an existing written option at the originally scheduled time and date.

Cybersecurity Risk

A Fund is susceptible to potential operational risks through breaches in cybersecurity. A breach in cybersecurity refers to both intentional and unintentional events that may cause a Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause a Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cybersecurity breaches may involve unauthorized access to a Fund’s digital information systems through “hacking” or malicious software coding, but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cybersecurity breaches of a Fund’s third party service providers, such as its administrator, transfer agent, custodian, Sub-Adviser, or Adviser, as applicable, or issuers in which a Fund invests, can also subject a Fund to many of the same risks associated with direct cybersecurity breaches. A Fund has established risk management systems designed to reduce the risks associated with cybersecurity. However, there is no guarantee that such efforts will succeed, especially because a Fund does not directly control the cybersecurity systems of issuers or third party service providers.

Derivatives Risk

The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. In addition, when a Fund invests in certain derivative securities, including, but not limited to, when-issued securities, forward commitments, futures contracts and interest rate swaps, a Fund is effectively leveraging its investments, which could result in exaggerated changes in the net asset value of Fund Shares and can result in losses that exceed the amount originally invested. The success of the Adviser’s derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. Certain specific risks associated with an investment in derivatives may include: market risk, credit risk, correlation risk, liquidity risk, legal risk and systemic or “interconnection” risk, as specified below.

1.	Market Risk. Market risk is the risk that the value of the underlying assets may go up or down. Adverse movements in the value of an underlying asset can expose a Fund to losses. Derivative instruments may include elements of leverage and, accordingly, fluctuations in the value of the derivative instrument in relation to the underlying asset may be magnified. The successful use of derivative instruments depends upon a variety of factors, particularly the portfolio managers’ ability to predict movements of the securities, currencies and commodities markets, which may require different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy adopted will succeed. A decision to engage in a derivative transaction will reflect the portfolio managers’ judgment that the derivative transaction will provide value to a Fund and its shareholders and is consistent with a Fund’s objective, investment limitations and operating policies. In making such a judgment, the portfolio managers will analyze the benefits and risks of the derivative transactions and weigh them in the context of a Fund’s overall investments and investment objective.

2.	Credit Risk/Counterparty Risk. Credit risk is the risk that a loss may be sustained as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivatives is generally less than for privately negotiated or over-the-counter (“OTC”) derivatives, since generally a clearing agency, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately negotiated instruments, there is no similar clearing agency guarantee. In all transactions, a Fund will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transactions and possibly other losses to a Fund. A Fund will enter into transactions in derivative instruments only with counterparties that the Adviser reasonably believes are capable of performing under the contract.

3.	Correlation Risk. Correlation risk is the risk that there might be an imperfect correlation, or even no correlation, between price movements of a derivative instrument and price movements of investments being hedged. When a derivative transaction is used to completely hedge another position, changes in the market value of the combined position (the derivative instrument plus the position being hedged) result from an imperfect correlation between the price movements of the two instruments. With a perfect hedge, the value of the combined position remains unchanged with any change in the price of the underlying asset. With an imperfect hedge, the value of the derivative instrument and its hedge are not perfectly correlated. For example, if the value of a derivative instrument used in a short hedge (such as writing a call option, buying a put option or selling a futures contract) increased by less than the decline in value of the hedged investments, the hedge would not be perfectly correlated. This might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. The effectiveness of hedges using instruments on indices will depend, in part, on the degree of correlation between price movements in the index and the price movements in the investments being hedged.

4.	Liquidity Risk. Liquidity risk is the risk that a derivative instrument cannot be sold, closed out or replaced quickly at or very close to its fundamental value. Generally, exchange contracts are very liquid because the exchange clearinghouse is the counterparty of every contract. OTC transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction. A Fund might be required to maintain segregated accounts and/or make margin payments when taking positions in derivative instruments involving obligations to third parties (i.e., instruments other than purchase options). If a Fund is unable to close out its positions in such instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expires, matures or is closed out. These requirements might impair a Fund’s ability to sell a security or make an investment at a time when it would otherwise be favorable to do so, or require that a Fund sell a portfolio security at a disadvantageous time. A Fund’s ability to sell or close out a position in an instrument prior to expiration or maturity depends upon the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the counterparty to enter into a transaction closing out the position. Due to liquidity risk, there is no assurance that any derivatives position can be sold or closed out at a time and price that is favorable to a Fund.

5.	Legal Risk. Legal risk is the risk of loss caused by the unenforceability of a party’s obligations under the derivative. While a party seeking price certainty agrees to surrender the potential upside in exchange for downside protection, the party taking the risk is looking for a positive payoff. Despite this voluntary assumption of risk, a counterparty that has lost money in a derivative transaction may try to avoid payment by exploiting various legal uncertainties about certain derivative products.

6.	Systemic or “Interconnection” Risk. Systemic or “interconnection” risk is the risk that a disruption in the financial markets will cause difficulties for all market participants. In other words, a disruption in one market will spill over into other markets, perhaps creating a chain reaction. Much of the OTC derivatives market takes place among the OTC dealers themselves, thus creating a large interconnected web of financial obligations. This interconnectedness raises the possibility that a default by one large dealer could create losses for other dealers and destabilize the entire market for OTC derivative instruments.

Equity Securities Risk

The value of a Fund’s Shares will fluctuate with changes in the value of the equity securities in which it invests. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant equity market, such as market volatility, or when political or economic events affecting the issuers occur. Common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market. Additionally, holders of an issuer’s common stock may be subject to greater risks than holders of its preferred stock and debt securities because common stockholders’ claims are subordinated to those of holders of preferred stocks and debt securities upon the bankruptcy of an issuer.

Common Stock Risk. Common stocks are especially susceptible to general market movements and to volatile increases and decreases of value as market confidence in and perceptions of the issuers change. These perceptions are based on unpredictable factors including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises. The Adviser cannot predict the direction or scope of any of these factors. Shareholders of common stocks have rights to receive payments from the issuers of those common stocks that are generally subordinate to those of creditors of, or holders of debt obligations or preferred stocks of, such issuers.

Shareholders of common stocks of the type held by a Fund have a right to receive dividends only when and if, and in the amounts, declared by the issuer’s board of directors and have a right to participate in amounts available for distribution by the issuer only after all other claims on the issuer have been paid. Common stocks do not represent an obligation of the issuer and, therefore, do not offer any assurance of income or provide the same degree of protection of capital as do debt securities. The issuance of additional debt securities or preferred stock will create prior claims for payment of principal, interest and dividends which could adversely affect the ability and inclination of the issuer to declare or pay dividends on its common stock or the rights of holders of common stock with respect to assets of the issuer upon liquidation or bankruptcy. The value of common stocks is subject to market fluctuations for as long as the common stocks remain outstanding, and thus the value of the equity securities in a Fund will fluctuate over the life of the Fund and may be more or less than the price at which they were purchased by the Fund. The equity securities held in a Fund may appreciate or depreciate in value (or pay dividends) depending on the full range of economic and market influences affecting these securities, including the impact of the Fund’s purchase and sale of the equity securities and other factors.

Holders of common stocks incur more risk than holders of preferred stocks and debt obligations because common stockholders, as owners of the entity, have generally inferior rights to receive payments from the issuer in comparison with the rights of creditors of, or holders of debt obligations or preferred stocks issued by, the issuer. Cumulative preferred stock dividends must be paid before common stock dividends and any cumulative preferred stock dividend omitted is added to future dividends payable to the holders of cumulative preferred stock. Preferred stockholders are also generally entitled to rights on liquidation, which are senior to those of common stockholders.

Depositary Receipts Risk. Investing in depositary receipts involves the same risks as direct investments in non-U.S. securities. In addition, the underlying issuers of certain Depositary Receipts are under no obligation to distribute shareholder communications or pass through any voting rights with respect to the deposited securities to the holders of such receipts. The Fund may therefore receive less timely information or have less control than if it invested directly in the non-U.S. issuer.

Failure to Qualify as a Regulated Investment Company Risk

If, in any year, a Fund fails to qualify as a regulated investment company under the applicable tax laws, the Fund would be taxed as an ordinary corporation. In such circumstances, a Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment. If a Fund fails to qualify as a regulated investment company, distributions to the Fund’s shareholders generally would be eligible for the dividends received deduction in the case of corporate shareholders.

Foreign Securities Risk

Investments in securities of non-U.S. issuers involve certain risks that may not be present with investments in securities of U.S. issuers, such as risk of loss due to foreign currency fluctuations or to political or economic instability, as well as varying regulatory requirements applicable to investments in non-U.S. issuers. There may be less information publicly available about a non-U.S. issuer than a U.S. issuer. Non-U.S. issuers may also be subject to different regulatory, accounting, auditing, financial reporting and investor protection standards than U.S. issuers.

Large Capitalization Companies Risk

Large capitalization companies may be less able than smaller capitalization companies to adapt to changing market conditions. Large capitalization companies may be more mature and subject to more limited growth potential compared with smaller capitalization companies. During different market cycles, the performance of large capitalization companies has trailed the overall performance of the broader securities markets.

Legislation and Litigation Risk

Legislation or litigation that affects the value of securities held by a Fund may reduce the value of a Fund. From time to time, various legislative initiatives are proposed in both the United States and in other countries which may have a negative impact on a Fund. Additionally, litigation regarding any of the issuers of securities to which a Fund has exposure either directly or indirectly, or industries represented by these issuers, may have a negative impact on the value of these securities. Such legislation or litigation may cause a Fund to lose value.

Listing Standards Risk

The Funds are required by the Exchange to comply with certain listing standards (which includes certain investment parameters) in order to maintain its listing on the Exchange. Compliance with these listing standards may compel a Fund to sell securities at an inopportune time or for a price other than the security’s then-current market value. The sale of securities in such circumstances could limit a Fund’s profit or require a Fund to incur a loss, and as a result, a Fund’s performance could be impacted. Non-compliance with the listing standards of the Exchange may result in a Fund’s shares being delisted by the Exchange. Any resulting liquidation of a Fund could cause the Fund to incur elevated transaction costs and could result in negative tax consequences for its shareholders.

Liquidity Risk

The Funds may have investments that they may not be able to dispose of or close out readily at a favorable time or price (or at all), or at a price approximating a Fund’s valuation of the investment. For example, certain investments may be subject to restrictions on resale, may trade over-the-counter or in limited volume, or may not have an active trading market. Illiquid securities may trade at a discount from comparable, more liquid investments and may be subject to wide fluctuations in market value. It may be difficult for a Fund to value illiquid securities accurately. The market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. If a Fund needed to sell a large block of illiquid securities to meet shareholder redemption requests or to raise cash, these sales could further reduce the securities’ prices and adversely affect performance of a Fund. Disposal of illiquid securities may entail registration expenses and other transaction costs that are higher than those for liquid securities.

Options Contracts Risk

The use of options involves investment strategies and risks different from those associated with ordinary portfolio securities transactions and depends on the ability of a Fund’s portfolio manager to forecast market movements correctly. The prices of options are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, or in interest or currency exchange rates, including the anticipated volatility, which in turn are affected by fiscal and monetary policies and by national and international political and economic events. As a seller (writer) of a put option, the seller will tend to lose money if the value of the reference index or security falls below the strike price. As the seller (writer) of a call option, the seller will tend to lose money if the value of the reference index or security rises above the strike price. As the buyer of a put or call option, the buyer risks losing the entire premium invested in the option if the buyer does not exercise the option. The effective use of options also depends on a Fund’s ability to terminate option positions at times deemed desirable to do so. There is no assurance that a Fund will be able to effect closing transactions at any particular time or at an acceptable price. In addition, there may at times be an imperfect correlation between the movement in values of options and their underlying securities and there may at times not be a liquid secondary market for certain options. Options may also involve the use of leverage, which could result in greater price volatility than other markets.

Swap Agreements Risk

The use of swaps is a highly specialized activity which involves investment techniques, risk analyses and tax planning different from those associated with ordinary portfolio securities transactions. These transactions can result in sizeable realized and unrealized capital gains and losses relative to the gains and losses from a Fund’s direct investments in securities. Transactions in swaps can involve greater risks than if a Fund had invested in the reference assets directly since, in addition to general market risks, swaps may be leveraged and are also subject to illiquidity risk, counterparty risk, credit risk and pricing risk. However, certain risks may be reduced (but not eliminated) if a Fund invests in cleared swaps. Regulators also may impose limits on an entity’s or group of entities’ positions in certain swaps. Because bilateral swap agreements are two-party contracts and because they may have terms of greater than seven days, these swaps may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap in the event of the default or bankruptcy of a swap counterparty. Many swaps are complex and valued subjectively. Swaps and other derivatives may also be subject to pricing or “basis” risk, which exists when the price of a particular derivative diverges from the price of corresponding cash market instruments. Under certain market conditions it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity. If a swap transaction is particularly large or if the relevant market is illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses.

Trading Issues Risk

Although Fund Shares are listed for trading on the Exchange, there can be no assurance that an active trading market for Fund Shares will develop or be maintained. Trading in Fund Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Fund Shares inadvisable. In addition, trading in Fund Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. Market makers are under no obligation to make a market in Fund Shares, and authorized participants are not obligated to submit purchase or redemption orders for Creation Units. In the event market makers cease making a market in Fund Shares or authorized participants stop submitting purchase or redemption orders for Creation Units, Fund Shares may trade at a larger premium or discount to their NAV. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of a Fund will continue to be met or will remain unchanged. A Fund may have difficulty maintaining its listing on the Exchange in the event a Fund’s assets are small or a Fund does not have enough shareholders.

Valuation Risk

The Funds may hold securities or other assets that may be valued on the basis of factors other than market quotations. This may occur because the asset or security does not trade on a centralized exchange, or in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” assets or securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that a Fund could sell or close out a portfolio position for the value established for it at any time, and it is possible that a Fund would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by a Fund at that time. A Fund’s ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.

Management of the Funds

Trustees and Officers

The general supervision of the duties performed for the Funds under the Investment Management Agreement (as defined below) is the responsibility of the Board of Trustees of the Trust (the “Board”). There are [  ] Trustees of the Trust (each a “Trustee” and collectively, the “Trustees”), [  ] of whom is an “interested person” (as the term is defined in the 1940 Act) (the “Interested Trustee”) and [  ] of whom are Trustees who are not officers or employees of the Adviser or any of its affiliates (each an “Independent Trustee” and collectively the “Independent Trustees”). The Trustees serve for indefinite terms until their resignation, death or removal. [The Trust has not established a lead Independent Trustee position.] The Trustees set broad policies for the Funds, choose the Trust’s officers and hire the Funds’ investment adviser. Each Trustee, except for [  ], is an Independent Trustee. [  ] is deemed an Interested Trustee of the Trust. The officers of the Trust manage its day-to-day operations, are responsible to the Board of Trustees and serve indefinite terms. The following is a list of the Trustees and executive officers of the Trust and a statement of their present positions and principal occupations during the past five years, the number of portfolios each Trustee oversees and the other directorships they have held during the past five years, if applicable.

Name and Year of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer in the Past Five Years
Interested Trustee(1)
[ ] Year of Birth: [ ]	Interested Trustee[1]	Since 2026
Independent Trustees
[ ] Year of Birth: [ ]	Trustee	Since 2026
[ ] Year of Birth: [ ]	Trustee	Since 2026
[ ] Year of Birth: [ ]	Trustee	Since 2026

Name and Year of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer in the Past Five Years
Officers
[ ] Year of Birth: [ ]	Chief Executive Officer; President	Since 2026
[ ] Year of Birth: [ ]	Chief Financial Officer; Chief Accounting Officer; Treasurer	Since 2026
[ ] Year of Birth: [ ]	Secretary	Since 2026
[ ] Year of Birth: [ ]	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2026

(1)	[ ] is deemed an “interested person” of the Trust, as defined by the 1940 Act, due to his position at the Adviser.

Unitary Board Leadership Structure

It is anticipated that each Trustee will serve as a trustee of all funds in the TenGrove Fund Complex (as defined below), which is known as a “unitary” board leadership structure. Each Trustee currently serves as a trustee of the Funds and is anticipated to serve as a trustee for future funds issued by the Trust (each, a “TenGrove Fund” and collectively, the “TenGrove Fund Complex”). None of the Trustees who are not “interested persons” of the Trust, nor any of their immediate family members, have ever been a director, officer or employee of, or consultant to, TenGrove LLC or any of its affiliates. [         ], an Interested Trustee, serves as the Chairman of the Board of Trustees for each fund in the TenGrove Fund Complex.

The same [       ] persons serve as Trustees on the Board of Trustees and are anticipated to serve on the Board of Trustees of all other funds in the TenGrove Fund Complex. The unitary board structure was adopted for the TenGrove Fund Complex because of the efficiencies it achieves with respect to the governance and oversight of the TenGrove Funds. Each TenGrove Fund is subject to the rules and regulations of the 1940 Act (and other applicable securities laws), which means that many of the TenGrove Funds face similar issues with respect to certain of their fundamental activities, including risk management, portfolio liquidity, portfolio valuation and financial reporting. Because of the similar and often overlapping issues facing the TenGrove Funds, including among any such exchange-traded funds, the Board of Trustees of the TenGrove Funds believes that maintaining a unitary board structure promotes efficiency and consistency in the governance and oversight of all TenGrove Funds and reduces the costs, administrative burdens and possible conflicts that may result from having multiple boards. In adopting a unitary board structure, the Trustees seek to provide effective governance through establishing a board the overall composition of which, as a body, possesses the appropriate skills, diversity, independence and experience to oversee a Fund’s business.

Annually, the Board of Trustees will review its governance structure and the committee structures, its performance and functions and any processes that would enhance board governance over the business of the TenGrove Funds. The Board of Trustees has determined that its leadership structure, including the unitary board and committee structure, is appropriate based on the characteristics of the funds it serves and the characteristics of the TenGrove Fund Complex as a whole.

Board Committees

The Board of Trustees has established two standing committees (as described below) and has delegated certain of its responsibilities to those committees. The Board of Trustees and its committees meet frequently throughout the year to oversee the activities of the Funds, review contractual arrangements with and the performance of service providers, oversee compliance with regulatory requirements and review the Funds’ performance. The Independent Trustees are represented by independent legal counsel at all Board committee meetings. Generally, the Board of Trustees acts by majority vote of the Trustees present at a meeting, assuming a quorum is present, unless otherwise required by applicable law.

The two standing committees of the Board of Trustees are the Nominating Committee and the Audit Committee.

The Nominating Committee is responsible for appointing and nominating non-interested persons to the Board of Trustees. [       ], [       ] and [       ] are members of the Nominating Committee. If there is no vacancy on the Board of Trustees, the Board of Trustees will not actively seek recommendations from other parties, including shareholders. When a vacancy on the Board of Trustees occurs and nominations are sought to fill such vacancy, the Nominating Committee may seek nominations from those sources it deems appropriate in its discretion, including shareholders of a Fund. To submit a recommendation for nomination as a candidate for a position on the Board of Trustees, shareholders of a Fund should mail such recommendation to TenGrove ETF Trust, [       ], [       ], [       ]. Such recommendation shall include the following information: (i) a statement in writing setting forth (A) the name, age, date of birth, business address, residence address and nationality of the person or persons to be nominated; (B) the class or series and number of all Fund Shares owned of record or beneficially by each such person or persons, as reported to such shareholder by such nominee(s); (C) any other information regarding each such person required by paragraphs (a), (d), (e) and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Exchange Act of 1934 (the “1934 Act”); (D) any other information regarding the person or persons to be nominated that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitation of proxies for election of trustees or directors pursuant to Section 14 of the 1934 Act and the rules and regulations promulgated thereunder; and (E) whether such shareholder believes any nominee is or will be an “interested person” of a Fund (as defined in the 1940 Act) and, if not an “interested person,” information regarding each nominee that will be sufficient for a Fund to make such determination; and (ii) the written and signed consent of any person to be nominated to be named as a nominee and to serve as a trustee if elected. In addition, the Trustees may require any proposed nominee to furnish such other information as they may reasonably require or deem necessary to determine the eligibility of such proposed nominee to serve as a Trustee.

The Audit Committee is responsible for overseeing the Funds’ accounting and financial reporting process, the system of internal controls and audit process and for evaluating and appointing independent auditors (subject also to approval of the Board of Trustees). [       ], [       ], and [       ] serve on the Audit Committee.

Risk Oversight

As part of the general oversight of the Funds, the Board of Trustees is involved in the risk oversight of the Funds. The Board of Trustees has adopted and periodically reviews policies and procedures designed to address the Funds’ risks. Oversight of investment and compliance risk, including, if applicable, oversight of any Sub-Adviser, is performed primarily at the Board of Trustees level in conjunction with the Adviser’s investment oversight group and the Trust’s Chief Compliance Officer (“CCO”). [       ].

Oversight of other risks also occurs at the committee level. The Adviser’s investment oversight group reports to the Board of Trustees at quarterly meetings regarding, among other things, Fund performance and the various drivers of such performance as well as information related to the Adviser and its operations and processes. The Board of Trustees reviews reports on the Funds’ and the service providers’ compliance policies and procedures at each quarterly Board of Trustees meeting and receives an annual report from the CCO regarding the operations of the Funds’ and the service providers’ compliance programs. In addition, the Independent Trustees meet privately each quarter with the CCO. The Audit Committee reviews with the Adviser the Funds’ major financial risk exposures and the steps the Adviser has taken to monitor and control these exposures, including the Funds’ risk assessment and risk management policies and guidelines. The Audit Committee also, as appropriate, reviews in a general manner the processes other Board committees have in place with respect to risk assessment and risk management. The Nominating Committee monitors all matters related to the corporate governance of the Trust.

Not all risks that may affect the Funds can be identified nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Funds or the Adviser or other service providers. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve the Funds’ goals. As a result of the foregoing and other factors, the Funds’ ability to manage risk is subject to substantial limitations.

Board Diversification and Trustee Qualifications

As described above, the Nominating Committee of the Board of Trustees oversees matters related to the nomination of Trustees. The Nominating Committee seeks to establish an effective Board of Trustees with an appropriate range of skills and diversity, including, as appropriate, differences in background, professional experience, education, vocations, and other individual characteristics and traits in the aggregate. Each Trustee must meet certain basic requirements, including relevant skills and experience, time availability and, if qualifying as an Independent Trustee, independence from the Adviser, the Sub-Adviser, underwriters or other service providers, including any affiliates of these entities.

Listed below for each current Trustee are the experiences, qualifications and attributes that led to the conclusion, as of the date of this SAI, that each current Trustee should serve as a Trustee in light of the Trust’s business and structure.

Interested Trustee.

[              ]

Independent Trustees.

[              ]

[              ]

[              ]

Each Independent Trustee is paid a fixed annual retainer of $[              ]. These fees will be allocated equally among each fund in the TenGrove Fund Complex. Trustees are also reimbursed for travel and out-of-pocket expenses incurred in connection with all meetings.

The following table sets forth the estimated compensation to be earned by each Independent Trustee (including reimbursement for travel and out-of-pocket expenses) for services to the Funds and the estimated aggregate compensation to be paid to them for services to the TenGrove Fund Complex for the fiscal year ended [              ]. The Trust has no retirement or pension plans. The officers and Trustees who are “interested persons” as designated above serve without any compensation from the Trust. The Trust has no employees. Its officers are compensated by TenGrove LLC.

Name of Trustee	Estimated Compensation from The Funds	Estimated Total Compensation from the TenGrove Fund Complex
[ ]	[_____]	[_____]
[ ]	[_____]	[_____]
[ ]	[_____]	[_____]

Because each Fund has not commenced operations prior to the date of the Prospectus, the Trustees did not beneficially own any equity securities of a Fund as of the date of this SAI. The following table sets forth the dollar range of equity securities beneficially owned by the Interested and Independent Trustees in the Funds and all funds overseen by the Trustees in the TenGrove Fund Complex as of [_________]:

Name of Trustee	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in the TenGrove Fund Complex
Interested Trustee
[ ]	N/A	N/A
Independent Trustees
[ ]	N/A	N/A
[ ]	N/A	N/A
[ ]	N/A	N/A

As of [_________], the Independent Trustees of the Trust and immediate family members did not own beneficially or of record any class of securities of an investment adviser or principal underwriter of the Funds or any person directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Funds.

As of [_________], the officers of the Trust and Trustees, in the aggregate, owned less than 1% of the shares of the Funds.

Control Persons and Principal Holders of Securities

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of a fund. A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of a company or acknowledges the existence of control. As of the date of this SAI, each Fund has not yet commenced operations and, accordingly, this information is not yet available.

Investment Adviser and Other Service Providers

Investment Adviser. TenGrove LLC (the “Adviser”), [     ], [     ], [     ], is the investment adviser for the Funds. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. The Adviser is a Delaware limited liability company and was organized in 2026. The Adviser also administers the Trust’s business affairs, provides office facilities and equipment and certain clerical, bookkeeping and administrative services, and permits any of its officers or employees to serve without compensation as Trustees or officers of the Trust if elected to such positions.

Pursuant to an investment management agreement between the Adviser and the Trust, on behalf of each Fund (the “Investment Management Agreement”), the Adviser manages the investment of the Funds’ assets and is responsible for paying all expenses of the Funds, excluding the fee payments under the Investment Management Agreement, interest charges on any borrowings (including net interest expenses incurred in connection with an investment in reverse repurchase agreements or futures contracts), dividends and other expenses on securities sold short, taxes (of any kind or nature, including, but not limited to, income, excise, transfer and withholding taxes), brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments (including any net account or similar fees charged by futures commission merchants) or in connection with creation and redemption transactions (including without limitation any fees, charges, taxes, levies or expenses related to the purchase or sale of an amount of any currency, or the patriation or repatriation of any security or other asset, related to the execution of portfolio transactions or any creation or redemption transactions), acquired fund fees and expenses, accrued deferred tax liability, fees and expenses payable related to the provision of securities lending services, legal fees or expenses in connection with any arbitration, litigation or pending or threatened arbitration or litigation, including any settlements in connection therewith, extraordinary expenses, and distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act. Each Fund has agreed to pay the Adviser an annual management fee equal to a percentage of its daily net assets, as detailed in the below table.

Fund	Management Fee
TenGrove U.S. Public-Private Technology ETF	[__]%
TenGrove International Public-Private Technology ETF	[__]%
TenGrove Public-Private Fintech, Payments & Digital Commerce ETF	[__]%
TenGrove Premium Equity Income ETF	[__]%
TenGrove Laddered Buffered Equity ETF	[__]%

Under the Investment Management Agreement, the Adviser shall not be liable for any loss sustained by reason of the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon the investigation and research made by any other individual, firm or corporation, if such recommendation shall have been selected with due care and in good faith, except loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Adviser in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties. The Investment Management Agreement is in place for the original initial two-year term, and thereafter only if approved annually by the Board of Trustees, including a majority of the Independent Trustees. The Investment Management Agreement terminates automatically upon assignment and is terminable at any time without penalty as to a Fund by the Board of Trustees, including a majority of the Independent Trustees, or by vote of the holders of a majority of a Fund’s outstanding voting securities on 60 days’ written notice to the Adviser, or by the Adviser on 60 days’ written notice to a Fund.

Sub-Adviser. The Adviser has retained [            ] (the “Sub-Adviser”) to serve as the investment Sub-Adviser for each of the Funds. [            ] is located at [            ], [            ], [            ].

The Board of Trustees of the Trust, including the Independent Trustees, have approved an investment sub-advisory agreement between the Adviser, the Trust, on behalf of each Fund, and the Sub-Adviser (the “Sub-Advisory Agreement”). The Board of Trustees determined that the Sub-Advisory Agreement is in the best interests of each Fund in light of the services, expenses and such other matters as the Board of Trustees considered to be relevant in the exercise of its reasonable business judgment.

Pursuant to the Sub-Advisory Agreement, the Adviser has agreed to pay for the services provided by the Sub-Adviser through sub-advisory fees. The Adviser is responsible for paying the entire amount of the Sub-Adviser’s fee for each Fund. The Funds do not directly pay the Sub-Adviser.

Portfolio Managers. Joseph Tennant and William O’Boyle serve as each Fund’s portfolio managers and are primarily responsible for the day-to-day management of each Fund.

•	Joseph Tennant. Joseph Tennant is a Co-Founder of TenGrove LLC and has served as a portfolio manager of each Fund since its inception in 2026. Prior to co-founding the Adviser in 2026, Mr. Tennant spent 10 years at Select Equity Group, L.P., where he was a Principal and Co-Portfolio Manager. Prior to Select Equity Group, L.P., Mr. Tennant was an Associate at Berkshire Partners and an Analyst at Blackstone. Mr. Tennant received a B.S. Economics from The Wharton School at the University of Pennsylvania.

•	William O’Boyle. William O’Boyle is a Co-Founder of TenGrove LLC and has served as a portfolio manager of each Fund since its inception in 2026. Prior to co-founding the Adviser in 2026, Mr. O’Boyle spent 12 years at Select Equity Group, L.P., where he served as Head of International Trading and Deputy Chief Operating Officer. Mr. O’Boyle received a B.S. Engineering and an M.Eng. from Lehigh University and an M.B.A. from The Wharton School at the University of Pennsylvania, and is a CFA charterholder.

Portfolio Manager Compensation. The portfolio managers do not receive any special or additional compensation from the Adviser for their services as portfolio managers. Each portfolio manager’s compensation is based solely on the overall financial operating results of the Adviser. Each portfolio manager’s compensation is not directly linked to a Fund’s performance, although positive performance and growth in managed assets are factors that may contribute to the Adviser’s distributable profits and assets under management.

Portfolio Manager Ownership of a Fund’s Shares. As of the date of this SAI, the Funds have not yet commenced operations and, accordingly, none of the portfolio managers beneficially own the Fund’s Shares.

Other Accounts Managed by the Portfolio Managers. In addition to the Funds, the portfolio managers are responsible for the day-to-day management of certain other accounts, as listed below. None of the accounts managed by the portfolio managers listed below are subject to performance based advisory fees. The information below is provided as of December 31, 2025.

Portfolio Manager	Other Registered Investment Company Accounts	Assets Managed ($ millions)	Other Pooled Investment Vehicle Accounts	Assets Managed ($ millions)	Other Accounts	Assets Managed ($ millions)
Joseph Tennant	[ ]	$[ ]	[ ]	$[ ]	[ ]	$[ ]
William O’Boyle	[ ]	$[ ]	[ ]	$[ ]	[ ]	$[ ]

Conflicts of Interest. Each portfolio manager’s management of “other accounts” may give rise to potential conflicts of interest in connection with his management of a Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Funds. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio managers could favor one account over another. Another potential conflict could include the portfolio managers’ knowledge about the size, timing and possible market impact of Fund trades, whereby the portfolio managers could use this information to the advantage of other accounts and to the disadvantage of the Funds. However, the Adviser and Sub-Adviser have established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated.

Transfer Agent and Administrator. Ultimus Fund Solutions, LLC, (“Ultimus” or the “Transfer Agent”), located at [                        ], serves as the Funds’ transfer agent and administrator.

Pursuant to an administration servicing agreement and transfer agent servicing agreement between the Trust and Ultimus, Ultimus provides the Trust with administrative and management services (other than investment advisory services). In this capacity, Ultimus does not have any responsibility or authority for the management of the Funds, the determination of investment policy, or for any matter pertaining to the distribution of a Fund’s Shares. As compensation for the administration and management services, the Adviser pays Ultimus a fee based on a Fund’s average daily net assets, subject to a minimum annual fee. Ultimus also is entitled to certain out-of-pocket expenses for the services mentioned above, including pricing expenses.

Custodian. Pursuant to a custody agreement between the Trust and [     ] (“[    ]” or the “Custodian”) (the “Custody Agreement”), [    ], located at [    ], serves as the custodian of the Funds’ assets. [   ] holds and administers the assets in a Fund’s portfolio. Pursuant to the Custody Agreement, [     ] receives an annual fee from the Adviser based on the Trust’s total average daily net assets, subject to a minimum annual fee, and certain settlement charges. [     ] also is entitled to certain out-of-pocket expenses.

Distributor. The Trust and [              ] (the “Distributor”) are parties to a distribution agreement (the “Distribution Agreement”), whereby the Distributor acts as principal underwriter for the Trust and distributes a Fund’s Shares. Fund Shares are continuously offered for sale by the Distributor only in Creation Units. The Distributor will not distribute Fund Shares in amounts less than a Creation Unit and does not maintain a secondary market in Fund Shares. The principal business address of the Distributor is [                            ].

Under the Distribution Agreement, the Distributor, as agent for the Trust, will receive orders for the purchase and redemption of Creation Units, provided that any subscriptions and orders will not be binding on the Trust until accepted by the Trust. The Distributor is a broker-dealer registered under the 1934 Act and a member of FINRA.

The Distributor also may enter into agreements with securities dealers (“Soliciting Dealers”) who will solicit purchases of Creation Units of Fund Shares. Such Soliciting Dealers also may be Authorized Participants (as discussed in the section entitled “Creation and Redemption of Creation Units”) or DTC Participants (as defined below).

The Distribution Agreement will continue for two years from its effective date and is renewable annually thereafter. The continuance of the Distribution Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of a Fund and (ii) by the vote of a majority of the Independent Trustees who have no direct or indirect financial interest in the operations of the Distribution Agreement or any related agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement is terminable without penalty by the Trust on 60 days’ written notice when authorized either by majority vote of its outstanding voting Fund Shares or by a vote of a majority of its Board of Trustees (including a majority of the Independent Trustees), or by the Distributor on 60 days’ written notice, and will automatically terminate in the event of its assignment. The Distribution Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Distributor, or reckless disregard by it of its obligations thereunder, the Distributor shall not be liable for any action or failure to act in accordance with its duties thereunder.

Because each Fund has not commenced operation prior to the date of the SAI, there has been no underwriting commissions with respect to the sale of Fund Shares, and the Distributor did not receive compensation on redemptions for a Fund for that period.

Intermediary Compensation. The Adviser or its affiliates, out of their own resources and not out of Fund assets (i.e., without additional cost to a Fund or its shareholders), may pay certain broker dealers, banks and other financial intermediaries (“Intermediaries”) for certain activities related to a Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange traded products, including a Fund, or for other activities, such as marketing and educational training or support. These arrangements are not financed by a Fund and, thus, do not result in an increase in a Fund’s expenses. They are not reflected in the fees and expenses listed in the fees and expenses sections of a Fund’s Prospectus and they do not change the price paid by investors for the purchase of a Fund’s Shares or the amount received by a shareholder as proceeds from the redemption of a Fund’s Shares.

Such compensation may be paid to Intermediaries that provide services to a Fund, including marketing and education support (such as through conferences, webinars and printed communications). The Adviser will periodically assess the advisability of continuing to make these payments. Payments to an Intermediary may be significant to the Intermediary, and amounts that Intermediaries pay to your adviser, broker or other investment professional, if any, also may be significant to such adviser, broker or investment professional. Because an Intermediary may make decisions about what investment options it will make available or recommend, and what services to provide in connection with various products, based on payments it receives or is eligible to receive, such payments create conflicts of interest between the Intermediary and its clients. For example, these financial incentives may cause the Intermediary to recommend a Fund rather than other investments. The same conflict of interest exists with respect to your financial adviser, broker or investment professional if he or she receives similar payments from his or her Intermediary firm.

Intermediary information is current only as of the date of this SAI. Please contact your adviser, broker, or other investment professional for more information regarding any payments his or her Intermediary firm may receive. Any payments made by the Adviser or their affiliates to an Intermediary may create the incentive for an Intermediary to encourage customers to buy a Fund’s Shares.

Distribution and Service Plan. The Board of Trustees has adopted a Distribution and Service Plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act (“Rule 12b-1”), which regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. The Fund does not currently pay, and the Fund has no current intention to pay, Rule 12b-1 fees. Rule 12b-1 fees to be paid by the Fund under the Plan may only be imposed after approval by the Board of Trustees.

Continuance of the Plan must be approved annually by a majority of the Trustees of the Trust and by a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust and have no direct or indirect financial interest in the Plan or in any agreements related to the Plan (“Qualified Trustees”). The Plan requires that quarterly written reports of amounts spent under the Plan and the purposes of such expenditures be furnished to and reviewed by the Trustees. The Plan may not be amended to increase materially the amount that may be spent thereunder without approval by a majority of the outstanding Fund Shares. All material amendments of the Plan will require approval by a majority of the Trustees of the Trust and of the Qualified Trustees.

The Plan provides that a Fund pays the Distributor an annual fee of up to a maximum of [0.25]% of the average daily net assets of Fund Shares. Under the Plan, the Distributor may make payments pursuant to written agreements to financial institutions and intermediaries such as banks, savings and loan associations and insurance companies including, without limit, investment counselors, broker-dealers and the Distributor’s affiliates and subsidiaries (collectively, “Agents”) as compensation for services and reimbursement of expenses incurred in connection with distribution assistance. The Plan is characterized as a compensation plan since the distribution fee will be paid to the Distributor without regard to the distribution expenses incurred by the Distributor or the amount of payments made to other financial institutions and intermediaries. The Trust intends to operate the Plan in accordance with its terms and with FINRA’s rules concerning sales charges.

Under the Plan, subject to the limitations of applicable law and regulations, each Fund is authorized to compensate the Distributor up to the maximum amount to finance any activity primarily intended to result in the sale of Creation Units of a Fund or for providing or arranging for others to provide shareholder services and for the maintenance of shareholder accounts. Such activities may include, but are not limited to: (i) delivering copies of a Fund’s then current reports, prospectuses, notices, and similar materials, to prospective purchasers of Creation Units; (ii) marketing and promotional services, including advertising; (iii) paying the costs of and compensating others, including Authorized Participants with whom the Distributor has entered into written Authorized Participant Agreements, for performing shareholder servicing on behalf of a Fund; (iv) compensating certain Authorized Participants for providing assistance in distributing the Creation Units of a Fund, including the travel and communication expenses and salaries and/or commissions of sales personnel in connection with the distribution of the Creation Units of a Fund; (v) payments to financial institutions and intermediaries such as banks, savings and loan associations, insurance companies and investment counselors, broker-dealers, mutual fund supermarkets and the affiliates and subsidiaries of the Trust’s service providers as compensation for services or reimbursement of expenses incurred in connection with distribution assistance; (vi) facilitating communications with beneficial owners of Fund Shares, including the cost of providing (or paying others to provide) services to beneficial owners of Fund Shares, including, but not limited to, assistance in answering inquiries related to shareholder accounts; and (vii) such other services and obligations as are set forth in the Distribution Agreement.

Aggregations. Fund Shares in amounts less than Creation Units are not distributed by the Distributor. The Distributor will deliver the Prospectus and, upon request, this SAI to Authorized Participants purchasing Creation Units and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the 1934 Act and a member of the Financial Industry Regulatory Authority (“FINRA”).

The Distribution Agreement provides that it may be terminated at any time, without the payment of any penalty, on at least 60 days’ written notice by the Trust to the Distributor (i) by vote of a majority of the Independent Trustees; or (ii) by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of a Fund. The Distribution Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

The Distributor may also enter into agreements with participants that utilize the facilities of the Depository Trust Company (the “DTC Participants”), which have international operational capabilities and place orders for Creation Units of a Fund’s Shares. Participating Parties (as defined in “Procedures for Creation of Creation Units” below) shall be DTC Participants (as defined in “DTC Acts as Securities Depository for Fund Shares” below).

Legal Counsel. Chapman and Cutler LLP, 320 South Canal Street, Chicago, Illinois 60606, is legal counsel to the Trust.

Independent Registered Public Accounting Firm. [              ], located at [                          ], serves as the Fund’s independent registered public accounting firm. [           ] audits the Fund’s financial statements and performs other related audit services.

Brokerage Allocations

The Sub-Adviser is responsible for decisions to buy and sell securities for a Fund and for the placement of a Fund’s securities business, the negotiation of the commissions to be paid on brokered transactions, the prices for principal trades in securities, and the allocation of portfolio brokerage and principal business.

The Sub-Adviser owes a fiduciary duty to its clients (including a Fund) to seek to provide best execution on trades effected. In selecting a broker/dealer for each specific transaction, the Sub-Adviser chooses the broker/dealer deemed most capable of providing the services necessary to obtain the most favorable execution. “Best execution” is generally understood to mean the most favorable cost or net proceeds reasonably obtainable under the circumstances. The full range of brokerage services applicable to a particular transaction may be considered when making this judgment, which may include, but is not limited to: liquidity, price, commission, timing, aggregated trades, capable floor brokers or traders, competent block trading coverage, ability to position, capital strength and stability, reliable and accurate communications and settlement processing, use of automation, knowledge of other buyers or sellers, arbitrage skills, administrative ability, underwriting and provision of information on a particular security or market in which the transaction is to occur. The specific criteria will vary depending upon the nature of the transaction, the market in which it is executed, and the extent to which it is possible to select from among multiple broker/dealers. The Sub-Adviser also will use electronic crossing networks (“ECNs”) when appropriate.

Subject to the foregoing policies, brokers or dealers selected to execute a Fund’s portfolio transactions may include a Fund’s Authorized Participants or their affiliates. An Authorized Participant or its affiliates may be selected to execute a Fund’s portfolio transactions in conjunction with an all-cash creation unit order or an order including “cash-in-lieu,” so long as such selection is in keeping with the foregoing policies. A Fund may determine to not charge a variable fee on certain orders when the Sub-Adviser has determined that doing so is in the best interests of a Fund’s shareholders, e.g., for creation orders that facilitate the rebalance of a Fund’s portfolio in a more tax efficient manner than could be achieved without such order, even if the decision to not charge a variable fee could be viewed as benefiting the Authorized Participant or its affiliate selected to execute a Fund’s portfolio transactions in connection with such orders.

The Sub-Adviser may use a Fund’s assets for, or participate in, third-party soft dollar arrangements, in addition to receiving proprietary research from various full-service brokers, the cost of which is bundled with the cost of the broker’s execution services. The Sub-Adviser does not “pay up” for the value of any such proprietary research. Section 28(e) of the 1934 Act permits the Sub-Adviser, under certain circumstances, to cause a Fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. The Sub-Adviser may receive a variety of research services and information on many topics, which it can use in connection with its management responsibilities with respect to the various accounts over which it exercises investment discretion or otherwise provides investment advice. The research services may include qualifying order management systems, portfolio attribution and monitoring services and computer software and access charges which are directly related to investment research. Accordingly, a Fund may pay a broker commission higher than the lowest available in recognition of the broker’s provision of such services to the Sub-Adviser, but only if the Sub-Adviser determines the total commission (including the soft dollar benefit) is comparable to the best commission rate that could be expected to be received from other brokers. The amount of soft dollar benefits received depends on the amount of brokerage transactions effected with the brokers. A conflict of interest exists because there is an incentive to: (i) cause clients to pay a higher commission than the firm might otherwise be able to negotiate; (ii) cause clients to engage in more securities transactions than would otherwise be optimal; and (iii) only recommend brokers that provide soft dollar benefits.

The Sub-Adviser faces a potential conflict of interest when it uses client trades to obtain brokerage or research services. This conflict exists because the Sub-Adviser can use the brokerage or research services to manage client accounts without paying cash for such services, which reduces the Sub-Adviser’s expenses to the extent that the Sub-Adviser would have purchased such products had they not been provided by brokers. Section 28(e) permits the Sub-Adviser to use brokerage or research services for the benefit of any account it manages. Certain accounts managed by the Sub-Adviser may generate soft dollars used to purchase brokerage or research services that ultimately benefit other accounts managed by the Sub-Adviser, effectively cross subsidizing the other accounts managed by the Sub-Adviser that benefit directly from the product. The Sub-Adviser may not necessarily use all of the brokerage or research services in connection with managing a Fund whose trades generated the soft dollars used to purchase such products.

If purchases or sales of portfolio securities of a Fund and one or more other investment companies or clients supervised by the Sub-Adviser are considered at or about the same time, transactions in such securities are allocated among the several investment companies and clients in a manner deemed equitable and consistent with its fiduciary obligations to all by the Sub-Adviser. In some cases, this procedure could have a detrimental effect on the price or volume of the security so far as a Fund is concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to a Fund. The primary consideration is prompt execution of orders at the most favorable net price.

Additional Information

Book Entry Only System. The following information supplements and should be read in conjunction with the Prospectus.

DTC Acts as Securities Depository for Fund Shares. Fund Shares are represented by securities registered in the name of The Depository Trust Company (“DTC”) or its nominee, Cede & Co., and deposited with, or on behalf of, DTC.

DTC, a limited-purpose trust company, was created to hold securities of its participants (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the NYSE and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).

Beneficial ownership of Fund Shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Fund Shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase and sale of Fund Shares.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to a letter agreement between DTC and the Trust, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of Fund Shares held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participants a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Fund distributions shall be made to DTC or its nominee, as the registered holder of all of Fund Shares. DTC or its nominee, upon receipt of any such distributions, shall immediately credit DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in a Fund’s Shares as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Fund Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such Fund Shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may decide to discontinue providing its service with respect to shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions at a comparable cost.

Policy Regarding Disclosure of Portfolio Holdings. The Trust has adopted a policy regarding the disclosure of information about a Fund’s portfolio holdings. The Board of Trustees must approve all material amendments to this policy. A Fund’s portfolio holdings are publicly disseminated each day a Fund is open for business through financial reporting and news services, including publicly accessible Internet websites. In addition, a basket composition file, which includes the security names and share quantities to deliver in exchange for a Fund’s Shares, together with estimates and actual cash components, is publicly disseminated each day the NYSE is open for trading via the National Securities Clearing Corporation (“NSCC”). The basket represents one Creation Unit of a Fund. A Fund’s portfolio holdings are also available on its website at https://www.tengrove.com/[____]. The Trust, Adviser, and the Distributor will not disseminate non-public information concerning the Trust.

Portfolio Schedule. The Funds file portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the SEC’s website at http://www.sec.gov. A Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual financial statements and other information provided to shareholders, respectively, and is filed with the SEC on Form N-CSR. A semi-annual or annual financial statement and other information provided for a Fund will become available to investors within 60 days after the period to which it relates. A Fund’s Form N-PORT and Form N-CSR are available on the SEC’s website listed above.

Codes of Ethics. In order to mitigate the possibility that a Fund will be adversely affected by personal trading, the Trust, the Adviser, the Sub-Adviser, and the Distributor have adopted Codes of Ethics under Rule 17j-1 of the 1940 Act. These Codes of Ethics contain policies restricting securities trading in personal accounts access persons, Trustees and others who normally come into possession of information on portfolio transactions. Personnel subject to the Codes of Ethics may invest in securities that may be purchased or held by a Fund; however, the Codes of Ethics require that each transaction in such securities be reviewed by the Compliance Department. These Codes of Ethics are on public file with, and are available from, the SEC.

Proxy Voting Policies and Procedures

The Board of Trustees has delegated responsibility for decisions regarding proxy voting for securities held by the Funds to the Adviser and has directed the Adviser to vote proxies consistent with a Fund’s best interests. The Adviser will vote such proxies in accordance with its proxy voting policies and procedures, which are included in Exhibit A to this SAI. The Board of Trustees will periodically review a Fund’s proxy voting record.

Because the Funds have not commenced operations prior to the date of the SAI, information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is not available. Once available, such information will be available upon request and without charge on its website at https://www.tengrove.com/[____], by calling [             ] or by accessing the SEC’s website at https://www.sec.gov.

Creation and Redemption of Creation Units

General. ETFs, such as the Funds, generally issue and redeem their shares in primary market transactions through a creation and redemption mechanism and do not sell or redeem individual shares. Instead, financial entities, known as “Authorized Participants,” have contractual arrangements with an ETF or one of the ETF’s service providers to purchase and redeem ETF shares directly with the ETF in large blocks of shares known as “Creation Units.” Prior to start of trading on each business day, an ETF publishes through the NSCC the “basket” of securities, cash or other assets that it will accept in exchange for a Creation Unit of the ETF’s shares. An Authorized Participant that wishes to effectuate a creation of an ETF’s shares deposits with the ETF the “basket” of securities, cash or other assets identified by the ETF that day, and then receives the Creation Unit of the ETF’s shares in return for those assets. After purchasing a Creation Unit, the Authorized Participant may continue to hold the ETF’s shares or sell them in the secondary market. The redemption process is the reverse of the purchase process: the authorized participant redeems a Creation Unit of ETF shares for a basket of securities, cash or other assets. The combination of the creation and redemption process with secondary market trading in ETF shares and underlying securities provides arbitrage opportunities that are designed to help keep the market price of ETF shares at or close to the NAV per share of the ETF.

Each Authorized Participant is a member or participant of a clearing agency registered with the SEC that has a written agreement with a Fund or one of its service providers that allows the Authorized Participant to place orders for the purchase or redemption of Creation Units (a “Participant Agreement”). Orders to purchase Creation Units must be delivered through an Authorized Participant that has executed a Participant Agreement and must comply with the applicable provisions of such Participant Agreement. Investors wishing to purchase or sell shares generally do so on an exchange. Institutional investors other than Authorized Participants are responsible for making arrangements for a redemption request to be made through an Authorized Participant.

A “Business Day” is generally any day on which the NYSE, the Exchange and the Trust are open for business. As of the date of this SAI, the NYSE observes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Business Day on which an order to purchase or redeem Creation Units is received in proper form is referred to as the “Transmittal Date.”

Basket Composition and Custom Baskets. Rule 6c-11(c)(3) under the 1940 Act requires an ETF relying on the exemptions offered by Rule 6c-11 to adopt and implement written policies and procedures governing the construction of baskets and the process that the ETF will use for the acceptance of baskets. In general, in connection with the construction and acceptance of baskets, the Adviser may consider various factors, including, but not limited to: (1) whether the securities, assets and other positions comprising a basket are consistent with the ETF’s investment objective(s), policies and disclosure; (2) whether the securities, assets and other positions can legally and readily be acquired, transferred and held by the ETF and/or Authorized Participant(s), as applicable; (3) whether to utilize cash, either in lieu of securities or other instruments or as a cash balancing amount; and (4) in the case of an ETF that tracks an index, whether the securities, assets and other positions aid index tracking.

Each Fund may utilize a pro-rata basket or a custom basket in reliance on Rule 6c-11. A “pro-rata basket” is a basket that is a pro rata representation of the ETF’s portfolio holdings, except for minor deviations when it is not operationally feasible to include a particular instrument within the basket, except to the extent that a Fund utilized different baskets in transactions on the same Business Day.

Rule 6c-11 defines “custom baskets” to include two categories of baskets. First, a basket containing a non-representative selection of the ETF’s portfolio holdings would constitute a custom basket. These types of custom baskets include, but are not limited to, baskets that do not reflect: (i) a pro rata representation of a Fund’s portfolio holdings; (ii) a representative sampling of an ETF’s portfolio holdings; or (iii) changes due to a rebalancing or reconstitution of an ETF’s securities market index, if applicable. Second, if different baskets are used in transactions on the same Business Day, each basket after the initial basket would constitute a custom basket. For example, if an ETF exchanges a basket with either the same or another Authorized Participant that reflects a representative sampling that differs from the initial basket, that basket (and any such subsequent baskets) would be a custom basket. Similarly, if an ETF substitutes cash in lieu of a portion of basket assets for a single Authorized Participant, that basket would be a custom basket. The Adviser’s Rule 6c-11 Committee defines any deviation from a pro-rata basket to be a “custom basket.” Rebalancing and reconstitution baskets do not constitute custom baskets. All cash baskets that are the initial basket on a Business Day also do not constitute custom baskets.

Under a variety of circumstances, an ETF and its shareholders may benefit from the flexibility afforded by custom baskets. In general terms, the use of custom baskets may reduce costs, increase efficiency and improve trading. Because utilizing custom baskets provides a way for an ETF to add, remove and re-weight portfolio securities without transacting in the market, it may help the ETF to avoid transaction costs and adverse tax consequences. Rule 6c-11 provides an ETF with flexibility to use “custom baskets” if the ETF has adopted written policies and procedures that: (1) set forth detailed parameters for the construction and acceptance of custom baskets that are in the best interests of the ETF and its shareholders, including the process for any revisions to, or deviations from, those parameters; and (2) specify the titles or roles of employees of the ETF’s investment adviser who are required to review each custom basket for compliance with those parameters.

The use of baskets that do not correspond to pro rata to an ETF’s portfolio holdings has historically created concern that an Authorized Participant could take advantage of its relationship with an ETF and pressure the ETF to construct a basket that favors an Authorized Participant to the detriment of the ETF’s shareholders. For example, because ETFs rely on Authorized Participants to maintain the secondary market by promoting an effective arbitrage mechanism, an Authorized Participant holding less liquid or less desirable securities potentially could pressure an ETF into accepting those securities in its basket in exchange for liquid ETF shares (i.e., dumping). An Authorized Participant also could pressure the ETF into including in its basket certain desirable securities in exchange for ETF shares tendered for redemption (i.e., cherry-picking). In either case, the ETF’s other investors would be disadvantaged and would be left holding shares of an ETF with a less liquid or less desirable portfolio of securities. The Adviser has adopted policies and procedures designed to mitigate these concerns but there is ultimately no guarantee that such policies and procedures will be effective.

Basket Dissemination.  Basket files are published for consumption through the NSCC, a subsidiary of Depository Trust & Clearing Corporation, and can be utilized for pricing, creations, redemptions, rebalancing and custom scenarios. In most instances, pro rata baskets are calculated and supplied by the ETF’s custodial bank based on ETF holdings, whereas non-pro-rata, custom and forward-looking pro rata baskets are calculated by the Adviser and disseminated by the ETF’s custodial bank through the NSCC process. Prior to the opening of business of the Exchange (currently 9:30 a.m., Eastern Time), the Funds publishes this information for the day (subject to correction of any errors) and is made available through the NSCC to effectuate creations or redemptions of Creation Units of a Fund until the next list is announced on the next Business Day.

Placement of Creation or Redemption Orders.  All orders to purchase or redeem Creation Units are to be governed according to the applicable Participant Agreement that each Authorized Participant has executed. In general, all orders to purchase or redeem Creation Units must be received by the transfer agent in the proper form required by the Participant Agreement no later than 3:00 p.m., Eastern Time, on each day the NYSE is open for business (the “Closing Time”) in order for the purchase or redemption of Creation Units to be effected based on the NAV of shares of a Fund as next determined on such date after receipt of the order in proper form. The Closing Time may be modified by a Fund from time-to-time by amendment to the Participant Agreement and/or applicable order form. At its discretion, a Fund may also require an Authorized Participant to submit orders to purchase or redeem Creation Units be placed earlier in the day (such as instances where an applicable market for a security comprising a creation or redemption basket closes earlier than usual).

All orders from investors who are not Authorized Participants to create Creation Units shall be placed with an Authorized Participant, in the form required by such Authorized Participant. In addition, the Authorized Participant may request the investor to make certain representations or enter into agreements with respect to the order, e.g., to provide for payments of cash, when required. Investors should be aware that their particular broker may not have executed a Participant Agreement and that, therefore, orders to create Creation Units of a Fund have to be placed by the investor’s broker through an Authorized Participant that has executed a Participant Agreement. In such cases there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement. Those persons placing orders should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of Deposit Instruments (as defined below) and Cash Component (as defined below). Those placing orders for Creation Units through the Clearing Process should afford sufficient time to permit proper submission of the order to the Distributor prior to the end of the Order Window. Orders for Creation Units that are effected outside of the Clearing Process are likely to require transmittal by the DTC Participant earlier on the Transmittal Date than orders effected using the Clearing Process. The delivery of Creation Units created through the Clearing Process will occur no later than the second Business Day following the Transmittal Date (T+2).

A “Deposit Instrument” (an in-kind deposit of a designated portfolio of securities and other instruments) must be delivered to the Trust through DTC or NSCC, and Deposit Instruments which are non-U.S. securities, if applicable, must be delivered to an account maintained at the applicable local subcustodian of the Trust on or before the International Contractual Settlement Date, as defined below. If a Deposit Security is an ADR or similar domestic instrument, it may be delivered to the Custodian. Deposit Instruments must be delivered to the Fund through the applicable processes set forth in the Participant Agreement.

Beneficial Owners of a Fund’s shares may sell their shares in the secondary market, but must accumulate enough shares to constitute a Creation Unit to redeem through the Fund. A Fund will not redeem shares in amounts less than Creation Units and there can be no assurance that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur customary brokerage and other costs in connection with assembling a sufficient number of the Fund’s shares to constitute a redeemable Creation Unit. Redemption requests must be placed by or through an Authorized Participant. Creation Units will be redeemable at their NAV per Creation Unit next determined after receipt of a request for redemption by a Fund.

In connection with taking delivery of shares of non-U.S. Fund Securities, if applicable, upon redemption of shares of a Fund, a redeeming Beneficial Owner, or Authorized Participant acting on behalf of such Beneficial Owner, must maintain appropriate security arrangements with a qualified broker-dealer, bank or other custody provider in each jurisdiction in which any of the Fund Securities are customarily traded, to which account the Fund Securities will be delivered.

To the extent contemplated by an Authorized Participant’s agreement, in the event the Authorized Participant has submitted a redemption request in proper form but is unable to transfer all or part of the Creation Unit to be redeemed to a Fund’s transfer agent, the transfer agent will nonetheless accept the redemption request in reliance on the undertaking by the Authorized Participant to deliver the missing shares as soon as possible. Such undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral consisting of cash having a value (marked to market daily) at least equal to [102]% ([105]% for international securities), which the Adviser may change from time to time, of the value of the missing shares.

Purchase and Issuance of Creation Units. The consideration for purchase of a Creation Unit of shares of a Fund generally consists of Deposit Instruments and an amount of cash computed as described below (the “Cash Component” sometimes also referred to as the “Balancing Amount”). Together, the Deposit Instruments (and/or any cash with respect to cash purchases and cash-in-lieu amounts) and the Cash Component constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit of the Fund. The Cash Component serves the function of compensating for any differences between the NAV per Creation Unit and the “Deposit Amount” (an amount equal to the aggregate market value of the Deposit Instruments and/or cash in lieu of all or a portion of the Deposit Instruments).

A Creation Unit will generally not be issued until the transfer of good title to the applicable Fund of the Deposit Instruments and the payment of the Cash Component, the Creation Transaction Fee (as discussed below) and any other required cash amounts have been completed. To the extent contemplated by the applicable Participant Agreement, Creation Units of a Fund will be issued to such Authorized Participant notwithstanding the fact that the corresponding Fund Deposits have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Instruments as soon as possible, which undertaking shall be secured by such Authorized Participant’s delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked to market daily) at least equal to [102]% ([105]% for international securities) which the Adviser may change from time to time of the value of the missing Deposit Instruments. Such cash collateral must be delivered no later than 2:00 p.m., Eastern Time, on the contractual settlement date. The Participant Agreement will permit the Fund to use such collateral to buy the missing Deposit Instruments at any time and will subject the Authorized Participant to liability for any shortfall between the cost to the applicable Fund of purchasing such securities and the value of the collateral.

Delivery of Redemption Proceeds.  Deliveries of securities to Authorized Participants in connection with redemption orders are generally expected to be made within one Business Day. Due to the schedule of holidays in certain countries, however, the delivery of in-kind redemption proceeds for a Fund may take longer than one Business Day after the day on which the redemption request is received in proper form. Section 22(e) of the 1940 Act generally prohibits a registered open-end management investment company from postponing the date of satisfaction of redemption requests for more than seven days after the tender of a security for redemption. This prohibition can cause operational difficulties for ETFs that hold foreign investments and exchange in-kind baskets for Creation Units. For example, local market delivery cycles for transferring foreign investments to redeeming investors, together with local market holiday schedules, can sometimes require a delivery process in excess of seven days. However, Rule 6c-11 grants relief from Section 22(e) to permit an ETF to delay satisfaction of a redemption request for more than seven days if a local market holiday, or series of consecutive holidays, or the extended delivery cycles for transferring foreign investments to redeeming Authorized Participants, or the combination thereof prevents timely delivery of the foreign investment included in the ETF’s basket. Under this exemption, an ETF must deliver foreign investments as soon as practicable, but in no event later than 15 days after the tender to the ETF. The exemption therefore will permit a delay only to the extent that additional time for settlement is actually required, when a local market holiday, or series of consecutive holidays, or the extended delivery cycles for transferring foreign investments to redeeming authorized participants prevents timely delivery of the foreign investment included in the ETF’s basket. If a foreign investment settles in less than 15 days, Rule 6c-11 requires an ETF to deliver it pursuant to the standard settlement time of the local market where the investment trades. Rule 6c-11 defines “foreign investment” as any security, asset or other position of the ETF issued by a foreign issuer (as defined by Rule 3b-4 under the 1934 Act), and that is traded on a trading market outside of the United States. This definition is not limited to “foreign securities,” but also includes other investments that may not be considered securities. Although these other investments may not be securities, they may present the same challenges for timely settlement as foreign securities if they are transferred in kind.

The redemption proceeds for a Creation Unit generally consist of the Deposit Instruments—as announced on the Business Day of the request for redemption received in proper form—plus or minus cash in an amount equal to the difference between the net asset value of the Fund shares (per Creation Unit) being redeemed, as next determined on the Transmittal Date after receipt of a request in proper form on the Submission Date, and the aggregate market value of the Deposit Instruments (the “Cash Redemption Amount”), less the applicable Redemption Transaction Fee (as described below) and, if applicable, any operational processing and brokerage costs, transfer fees or stamp taxes. In the event that the Deposit Instruments have an aggregate market value greater than the net asset value of the Fund’s shares (per Creation Unit), a compensating cash payment equal to the difference plus the applicable Redemption Transaction Fee and, if applicable, any operational processing and brokerage costs, transfer fees or stamp taxes, is required to be made by or through an Authorized Participant by the redeeming shareholder.

Creation and Redemption Orders Outside the Clearing Process. As described above, the Clearing Process is the process of creating or redeeming Creation Units through the Continuous Net Settlement System of the NSCC. Fund Deposits made outside the Clearing Process must be delivered through a DTC Participant that has executed a Participant Agreement with the Trust, the Distributor and the Administrator. A DTC Participant who wishes to place an order creating Creation Units to be effected outside the Clearing Process need not be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that the creation of Creation Units will instead be effected through a transfer of securities and cash directly through DTC. The Fund Deposit transfer must be ordered by the DTC Participant on the Submission Date in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities through DTC to the account of the Trust by no later than 11:00 a.m., Eastern Time, of the next Business Day immediately following the Transmittal Date. All questions as to the number of Deposit Instruments to be delivered, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by the Trust, whose determination shall be final and binding. The cash equal to the Cash Component must be transferred directly to the Administrator through the Federal Reserve wire system in a timely manner so as to be received by the Administrator no later than 2:00 p.m., Eastern Time, on the next Business Day immediately following the Transmittal Date. An order to create Creation Units outside the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor during the Order Window on the Submission Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed. However, if the Administrator does not receive both the requisite Deposit Securities and the Cash Component by 11:00 a.m. and 2:00 p.m., respectively, on the next Business Day immediately following the Transmittal Date, such order will be cancelled. Upon written notice to the Distributor, such cancelled order may be resubmitted the following Business Day using the Fund Deposit as newly constituted to reflect the then current NAV of the Fund. The delivery of Creation Units so created will occur no later than the second Business Day following the Transmittal Date (T+2).

Creation Units may be created in advance of receipt by the Trust of all or a portion of the applicable Deposit Instruments as described below. In these circumstances, the initial deposit will have a value greater than the NAV of the shares on the Transmittal Date in proper form since in addition to available Deposit Instruments, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) [102]% ([105]% for international securities) of the market value of the undelivered Deposit Securities (the “Additional Cash Deposit”). The order shall be deemed to be received on the Submission Date provided that the order is placed in proper form during the Order Window on such date and federal funds in the appropriate amount are deposited with the Administrator by 11:00 a.m., Eastern Time, on the Business Day following the Transmittal Date. If the order is not placed in proper form during the Order Window on the Submission Date or federal funds in the appropriate amount are not received by 11:00 a.m. on the Business Day following the Transmittal Date, then the order may be deemed to be rejected and the investor shall be liable to the Trust for losses, if any, resulting therefrom. An additional amount of cash shall be required to be deposited with the Trust, pending delivery of the missing Deposit Instruments to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to [102]% ([105]% for international securities) of the daily marked to market value of the missing Deposit Instruments. To the extent that missing Deposit Instruments are not received by 1:00 p.m., Eastern Time, on the second Business Day following the Transmittal Date or in the event a mark to market payment is not made within one Business Day following notification by the Distributor that such a payment is required, the Trust may use the cash on deposit to purchase the missing Deposit Instruments. Authorized Participants will be liable to the Trust for the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Instruments exceeds the market value of such Deposit Instruments on the Transmittal Date by the Distributor plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Instruments have been properly received by the Administrator or purchased by the Trust and deposited into the Trust. In addition, a transaction fee will be charged in all cases. The delivery of Creation Units of the applicable Fund so created will occur no later than the second Business Day following the Transmittal Date. However, as discussed in the section below, the Fund reserves the right to settle Creation Unit transactions on a basis other than the second Business Day following the Transmittal Date to accommodate foreign market holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates (that is the last day the holder of a security can sell the security and still receive dividends payable on the security), and in certain other circumstances. The Authorized Participant shall be liable to the applicable Fund for losses, if any, resulting from unsettled orders.

Orders to redeem Creation Units outside the Clearing Process must be delivered through a DTC Participant that has executed the Participant Agreement. A DTC Participant who wishes to place an order for redemption of Creation Units to be effected outside the Clearing Process need not be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that redemption of Creation Units will instead be effected through transfer of Shares directly through DTC. An order to redeem Creation Units outside the Clearing Process is deemed received by the Administrator on the Transmittal Date if (i) such order is received by the Administrator during the Order Window on the Submission Date; (ii) such order is accompanied or preceded by the requisite number of shares of the applicable Fund and/or the Cash Redemption Amount specified in such order, which delivery must be made through DTC to the Administrator no later than 11:00 a.m. and 2:00 p.m., respectively, Eastern Time, on the next Business Day following the Transmittal Date (the “DTC Cut-Off-Time”); and (iii) all other procedures set forth in the Participant Agreement are properly followed.

After the Administrator has deemed an order for redemption outside the Clearing Process received, the Administrator will initiate procedures to transfer the requisite Fund Securities, which are expected to be delivered within two Business Days, and/or the Cash Redemption Amount to the Authorized Participant, on behalf of the redeeming Beneficial Owner, by the second Business Day following the Transmittal Date on which such redemption order is deemed received by the Administrator.

The calculation of the value of the Fund Securities and the Cash Redemption Amount to be delivered upon redemption will be made by the Administrator according to the Fund’s established evaluation procedures computed on the Transmittal Date. Therefore, if a redemption order in proper form is submitted to the Administrator by a DTC Participant during the Order Window on the Submission Date, and the requisite number of shares of the Fund are delivered to the custodian prior to the DTC Cut-Off-Time, then the value of the Fund Securities and/or the Cash Redemption Amount to be delivered will be determined by the Administrator on such Transmittal Date. If, however, a redemption order is submitted to the Administrator by a DTC Participant during the Order Window on the Submission Date, but either (1) the requisite number of shares of the Fund are not delivered by the DTC Cut-Off-Time as described above on the next Business Day following the Transmittal Date or (2) the redemption order is not submitted in proper form, then the redemption order will not be deemed received as of the Submission Date. In such case, the value of the Fund Securities and the Cash Redemption Amount to be delivered will be computed on the Business Day that such order is deemed received by the Administrator, i.e., the Business Day on which the shares of the Fund are delivered through DTC to the Administrator by the DTC Cut-Off-Time on such Business Day pursuant to a properly submitted redemption order.

If it is not possible to effect deliveries of the Fund Securities, the Trust may in its discretion exercise its option to redeem such shares in cash, and the redeeming Beneficial Owner will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash which a Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its Shares based on the NAV of shares of the Fund next determined on the Transmittal Date (minus a redemption transaction fee and additional charge for requested cash redemptions specified above, to offset the Trust’s brokerage and other transaction costs associated with the disposition of Fund Securities). A Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities which differs from the exact composition of a Fund Securities but does not differ in NAV.

Redemptions of shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and the Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Fund could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering Fund Securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular stock included in the Fund Securities applicable to the redemption of a Creation Unit may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming Beneficial Owner of shares of the Fund to complete an order form or to enter into agreements with respect to such matters as compensating cash payment, beneficial ownership of Shares or delivery instructions. The Trust also reserves the right to offer an “all cash” option for redemptions of Creation Units for the Fund.

Creation Transaction Fees.  A Fund imposes fees in connection with the purchase of Creation Units. These fees may vary based upon various facts-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price for each Creation Unit will equal the daily NAV per share of a Fund times the number of shares in a Creation Unit, plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the creation basket.

Redemption Transaction Fees.  A Fund also imposes fees in connection with the redemption of Creation Units. These fees may vary based upon various facts-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price received for each Creation Unit will equal the daily NAV per share of a Fund times the number of shares in a Creation Unit, minus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the redemption basket. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit may also be assessed an amount to cover the cost of such services. The redemption fee charged by a Fund will comply with Rule 22c-2 of the 1940 Act which limits redemption fees to no more than 2% of the value of the shares redeemed.

Suspension of Creations.  The SEC has stated its position that an ETF generally may suspend the issuance of Creation Units only for a limited time and only due to extraordinary circumstances, such as when the markets on which the ETF’s portfolio holdings are traded are closed for a limited period of time. The SEC has also stated that an ETF could not set transaction fees so high as to effectively suspend the issuance of Creation Units. Circumstances in which a Fund may suspend creations include, but are not limited to: (i) the order is not in proper form; (ii) the purchaser or group of related purchasers, upon obtaining the Creation Units of such Fund’s Shares ordered, would own 80% or more of the currently outstanding shares of such Fund and if, pursuant to Section 351 of the Code, the Fund would have a basis in the securities different from the market value of such securities on the date of deposit; (iii) the required consideration is not delivered; (iv) the acceptance of the basket would, in the opinion of such Fund, be unlawful; or (v) there exist circumstances outside the control of such Fund that make it impossible to process purchases of Creation Units for all practical purposes. Examples of such circumstances include: acts of God or public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting a Fund, the Adviser, the Distributor, DTC, NSCC, the transfer agent, the custodian, any sub-custodian or any other participant in the purchase process; and similar extraordinary events. A Fund reserves the right to reject a creation order transmitted to it provided that such action does not result in a suspension of sales of creation units in contravention of 6c-11 and the SEC’s positions thereunder. The Transfer Agent shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of such prospective creator of the rejection of the order of such person. The Trust, a Fund, the transfer agent, the custodian, any sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of baskets, nor shall any of them incur any liability for the failure to give any such notification.

Suspension of Redemptions.  An ETF may suspend the redemption of Creation Units only in accordance with Section 22(e) of the 1940 Act. Section 22(e) stipulates that no registered investment company shall suspend the right of redemption, or postpone the date of payment or satisfaction upon redemption of any redeemable security in accordance with its terms for more than seven days after the tender of such security to the company or its agent designated for that purpose for redemption, except (1) for any period (A) during which the NYSE is closed other than customary week-end and holiday closings or (B) during which trading on the NYSE is restricted; (2) for any period during which an emergency exists as a result of which (A) disposal by the investment company of securities owned by it is not reasonably practicable or (B) it is not reasonably practicable for such company fairly to determine the value of its net assets; or (3) for such other periods as the SEC may by order permit for the protection of security holders of the investment company.

Exceptions to Use of Creation Units.  Under Rule 6c-11 of the 1940 Act, ETFs are permitted to sell or redeem individual shares on the day of consummation of a reorganization, merger, conversion, or liquidation. In these limited circumstances, an ETF may need to issue or redeem individual shares and may need to transact without utilizing Authorized Participants.

Regular Holidays

Each Fund generally intends to effect deliveries of Creation Units and securities in its portfolio (“Portfolio Securities”) on a basis of “T” plus two Business Days (i.e., days on which the NYSE is open). The Fund may effect deliveries of Creation Units and portfolio securities on a basis other than “T” plus two in order to accommodate local holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates, or under certain other circumstances. The ability of the Trust to effect in-kind creations and redemptions within two Business Days of receipt of an order in good form is subject, among other things, to the condition that, within the time period from the date of the order to the date of delivery of the securities, there are no days that are holidays in the applicable foreign market. For every occurrence of one or more intervening holidays in the applicable foreign market that are not holidays observed in the U.S. equity market, the redemption settlement cycle will be extended by the number of such intervening holidays. In addition to holidays, other unforeseeable closings in a foreign market due to emergencies may also prevent the Trust from delivering securities within the normal settlement period.

The longest redemption cycle for a Fund is a function of the longest redemption cycle among the countries whose securities comprise the Fund. The securities delivery cycles currently practicable for transferring Portfolio Securities to redeeming investors, coupled with foreign market holiday schedules, will require a delivery process longer than seven calendar days for the Fund in certain circumstances. Although certain holidays may occur on different dates in subsequent years, the number of days required to deliver the redemption proceeds in any given year is not expected to exceed 14 days. The proclamation of new holidays, the treatment by market participants of certain days as “informal holidays” (e.g., days on which no or limited securities transactions occur, as a result of substantially shortened trading hours), the elimination of existing holidays, or changes in local securities delivery practices, could affect the information set forth herein at some time in the future.

Federal Tax Matters

This section summarizes some of the main U.S. federal income tax consequences of owning Fund Shares. This section is current as of the date of this SAI. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a corporation, a non-U.S. person, a broker-dealer, or other investor with special circumstances. In addition, this section does not describe your state, local or foreign tax consequences.

This federal income tax summary is based in part on the advice of counsel to a Fund. The Internal Revenue Service could disagree with any conclusions set forth in this section. In addition, our counsel may not have been asked to review, and may not have reached a conclusion with respect to the federal income tax treatment of the assets to be deposited in a Fund. This may not be sufficient for prospective investors to use for the purpose of avoiding penalties under federal tax law.

As with any investment, prospective investors should seek advice based on their individual circumstances from their own tax advisor.

Each Fund intends to qualify annually and to elect to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”).

To qualify for the favorable U.S. federal income tax treatment generally accorded to regulated investment companies, a Fund must, among other things, (i) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies or other income derived with respect to its business of investing in such stock, securities or currencies, or net income derived from interests in certain publicly traded partnerships; (ii) diversify its holdings so that, at the end of each quarter of the taxable year, (a) at least 50% of the market value of a Fund’s assets is represented by cash and cash items (including receivables), U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer generally limited for the purposes of this calculation to an amount not greater than 5% of the value of a Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or the securities of other regulated investment companies) of any one issuer, or two or more issuers which a Fund controls which are engaged in the same, similar or related trades or businesses, or the securities of one or more of certain publicly traded partnerships; and (iii) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses) and at least 90% of its net tax-exempt interest income each taxable year. There are certain exceptions for failure to qualify if the failure is for reasonable cause or is de minimis, and certain corrective action is taken and certain tax payments are made by a Fund.

As a regulated investment company, a Fund generally will not be subject to U.S. federal income tax on its investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid) and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes to shareholders. Each Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gain. If a Fund retains any net capital gain or investment company taxable income, it will generally be subject to federal income tax at regular corporate rates on the amount retained. In addition, amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax unless, generally, a Fund distributes during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending [              ] of the calendar year, and (3) any ordinary income and capital gains for previous years that were not distributed during those years. In order to prevent application of the excise tax, each Fund intends to make its distributions in accordance with the calendar year distribution requirement. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by a Fund in October, November or December with a record date in such a month and paid by a Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

Subject to certain reasonable cause and de minimis exceptions, if a Fund fails to qualify as a regulated investment company or fails to satisfy the 90% distribution requirement in any taxable year, such Fund would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders as ordinary income.

Distributions. Dividends that qualify as “exempt-interest dividends” generally are excluded from gross income for federal income tax purposes. Some or all of the exempt-interest dividends, however, may be taken into account in determining the alternative minimum tax on individuals and may have other tax consequences (e.g., they may affect the amount of a shareholder’s social security benefits that are taxed). For tax years beginning after December 31, 2022, exempt-interest dividends may affect the corporate alternative minimum tax for certain corporations. Other dividends paid out of a Fund’s investment company taxable income are generally taxable to a shareholder as ordinary income to the extent of such Fund’s earnings and profits, whether paid in cash or reinvested in additional shares. However, certain ordinary income distributions received from a Fund may be taxed at capital gains tax rates. In particular, ordinary income dividends received by an individual shareholder from a regulated investment company such as a Fund are generally taxed at the same rates that apply to net capital gain, provided that certain holding period requirements are satisfied and provided the dividends are attributable to qualifying dividends received by such Fund itself. Dividends received by a Fund from foreign corporations are qualifying dividends eligible for this lower tax rate only in certain circumstances.

The Funds will provide notice to its shareholders of the amount of any distributions that may be taken into account as a dividend, which is eligible for the capital gains tax rates. The Funds cannot make any guarantees as to the amount of any distribution which will be regarded as a qualifying dividend.

Income from a Fund may also be subject to a 3.8% “Medicare tax.” This tax generally applies to net investment income if the taxpayer’s adjusted gross income exceeds certain threshold amounts, which are $250,000 in the case of married couples filing joint returns and $200,000 in the case of single individuals. Interest that is excluded from gross income and exempt-interest dividends from the Fund are generally not included in net investment income for purposes of this tax.

A corporation that owns Fund Shares generally will not be entitled to the dividends received deduction with respect to many dividends received from such Fund because the dividends received deduction is generally not available for distributions from regulated investment companies. However, certain ordinary income dividends on shares that are attributable to qualifying dividends received by a Fund from certain domestic corporations may be reported by such Fund as being eligible for the dividends received deduction. The presence of call options in a portfolio may reduce the amount of dividends that are treated as qualifying dividends.

Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, properly reported as capital gain dividends are taxable to a shareholder as long-term capital gains, regardless of how long the shareholder has held Fund Shares. The presence of call options in a portfolio may reduce the amount of dividends that would otherwise be treated as capital gain dividends. An election may be available to you to defer recognition of the gain attributable to a capital gain dividend if you make certain qualifying investments within a limited time. You should talk to your tax advisor about the availability of this deferral election and its requirements. Shareholders receiving distributions in the form of additional a Fund’s Shares, rather than cash, generally will have a tax basis in each such Fund Share equal to the value of a share of a Fund on the reinvestment date. A distribution of an amount in excess of a Fund’s current and accumulated earnings and profits will be treated by a shareholder as a return of capital which is applied against and reduces the shareholder’s basis in his or her Fund Shares. To the extent that the amount of any such distribution exceeds the shareholder’s basis in his or her Fund Shares, the excess will be treated by the shareholder as gain from a sale or exchange of such Fund Shares.

Shareholders will be notified annually as to the U.S. federal income tax status of distributions, and shareholders receiving distributions in the form of additional Fund’s Shares will receive a report as to the value of those Fund’s Shares.

Sale or Exchange of Fund Shares. Upon the sale or other disposition of Fund Shares, which a shareholder holds as a capital asset, such a shareholder may realize a capital gain or loss, which will be long-term or short-term, depending upon the shareholder’s holding period for Fund Shares. Generally, a shareholder’s gain or loss will be a long-term gain or loss if Fund Shares have been held for more than one year. An election may be available to you to defer recognition of capital gain if you make certain qualifying investments within a limited time. You should talk to your tax advisor about the availability of this deferral election and its requirements.

Any loss realized on a sale or exchange will be disallowed to the extent that shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after disposition of shares or to the extent that the shareholder, during such period, acquires or enters into an option or contract to acquire, substantially identical stock or securities. In such a case, the basis of a Fund Shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of Fund Shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of long-term capital gain received by the shareholder with respect to such Fund Shares.

Taxes on Purchase and Redemption of Creation Units. If a shareholder exchanges securities for Creation Units the shareholder will generally recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the shareholder’s aggregate basis in the securities surrendered and the Cash Component paid. If a shareholder exchanges Creation Units for securities, then the shareholder will generally recognize a gain or loss equal to the difference between the shareholder’s basis in the Creation Units and the aggregate market value of the securities received and the Cash Redemption Amount. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units or Creation Units for securities cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position.

Treatment of the Options. A Fund’s investments in offsetting positions with respect to a particular underlying security may be “straddles” for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund, and losses realized by a Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating taxable income for the taxable year in which the losses are realized. In addition, certain carrying charges (including interest expense) associated with positions in a straddle may be required to be capitalized rather than deducted currently. Certain elections that a Fund may make with respect to its straddle positions may also affect the amount, character and timing of the recognition of gains or losses from the affected positions.

The tax consequences of straddle transactions to a Fund are not entirely clear in all situations under currently available authority. The straddle rules may increase the amount of short-term capital gain realized by a Fund, which is taxed as ordinary income when distributed to U.S. shareholders in a non-liquidating distribution. Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, if a Fund makes a non-liquidating distribution of its short-term capital gain, the amount which must be distributed to U.S. shareholders as ordinary income may be increased or decreased substantially as compared to a fund that did not engage in such transactions.

The tax treatment of the index options written or purchased by a Fund on U.S. exchanges may be governed by section 1256 of the Code (“section 1256 contracts”). Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”). Also, any section 1256 contracts held by a Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable.

Nature of Fund Investments. Certain of the Funds’ investment practices are subject to special and complex federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions; (ii) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income; (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited); (iv) cause a Fund to recognize income or gain without a corresponding receipt of cash; (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur; and (vi) adversely alter the characterization of certain complex financial transactions.

Futures Contracts and Options. The Funds’ transactions in futures contracts and options will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by each Fund (i.e., may affect whether gains or losses are ordinary or capital, or short-term or long-term), may accelerate recognition of income to a Fund and may defer Fund losses. These rules could, therefore, affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require a Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out), and (b) may cause a Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement for qualifying to be taxed as a regulated investment company and the distribution requirements for avoiding excise taxes.

Investments in Certain Non-U.S. Corporations. If a Fund holds an equity interest in any “passive foreign investment companies” (“PFICs”), which are generally certain non-U.S. corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gains) or that hold at least 50% of their assets in investments producing such passive income, such Fund could be subject to U.S. federal income tax and additional interest charges on gains and certain distributions with respect to those equity interests, even if all the income or gain is timely distributed to its shareholders. A Fund will not be able to pass through to its shareholders any credit or deduction for such taxes. A Fund may be able to make an election that could ameliorate these adverse tax consequences. In this case, a Fund would recognize as ordinary income any increase in the value of such PFIC shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under this election, a Fund might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the distribution requirement and would be taken into account for purposes of the 4% excise tax (described above). Dividends paid by PFICs are not treated as qualified dividend income.

Backup Withholding. A Fund may be required to withhold U.S. federal income tax from all taxable distributions and sale proceeds payable to shareholders who fail to provide such Fund with their correct taxpayer identification number or fail to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. This withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability.

Non-U.S. Shareholders. U.S. taxation of a shareholder who, as to the United States, is a nonresident alien individual, a non-U.S. trust or estate, a non-U.S. corporation or non-U.S. partnership (“non-U.S. shareholder”) depends on whether the income of a Fund is “effectively connected” with a U.S. trade or business carried on by the shareholder.

In addition to the rules described in this section concerning the potential imposition of withholding on distributions to non-U.S. persons, distributions to non-U.S. persons that are “financial institutions” may be subject to a withholding tax of 30% unless an agreement is in place between the financial institution and the U.S. Treasury to collect and disclose information about accounts, equity investments, or debt interests in the financial institution held by one or more U.S. persons or the institution is resident in a jurisdiction that has entered into such an agreement with the U.S. Treasury. For these purposes, a “financial institution” means any entity that (i) accepts deposits in the ordinary course of a banking or similar business; (ii) holds financial assets for the account of others as a substantial portion of its business; or (iii) is engaged (or holds itself out as being engaged) primarily in the business of investing, reinvesting or trading in securities, partnership interests, commodities or any interest (including a futures contract or option) in such securities, partnership interests or commodities. This withholding tax is also currently scheduled to apply to the gross proceeds from the disposition of securities that produce U.S. source interest or dividends. However, proposed regulations may eliminate the requirement to withhold on payments of gross proceeds from dispositions.

Distributions to non-financial non-U.S. entities (other than publicly traded non-U.S. entities, entities owned by residents of U.S. possessions, non-U.S. governments, international organizations, or non-U.S. central banks), will also be subject to a withholding tax of 30% if the entity does not certify that the entity does not have any substantial U.S. owners or provide the name, address and TIN of each substantial U.S. owner.  This withholding tax is also currently scheduled to apply to the gross proceeds from the disposition of securities that produce U.S. source interest or dividends. However, proposed regulations may eliminate the requirement to withhold on payments of gross proceeds from dispositions.

Income Not Effectively Connected. If the income from a Fund is not “effectively connected” with a U.S. trade or business carried on by the non-U.S. shareholder, distributions of investment company taxable income will generally be subject to a U.S. tax of 30% (or lower treaty rate), which tax is generally withheld from such distributions.

Distributions of capital gain dividends and any amounts retained by a Fund which are properly reported by such Fund as undistributed capital gains will not be subject to U.S. tax at the rate of 30% (or lower treaty rate) unless the non-U.S. shareholder is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements. However, this 30% tax on capital gains of nonresident alien individuals who are physically present in the United States for more than the 182 day period only applies in exceptional cases because any individual present in the United States for more than 182 days during the taxable year is generally treated as a resident for U.S. income tax purposes; in that case, he or she would be subject to U.S. income tax on his or her worldwide income at the graduated rates applicable to U.S. citizens, rather than the 30% U.S. tax. In the case of a non-U.S. shareholder who is a nonresident alien individual, a Fund may be required to withhold U.S. income tax from distributions of net capital gain unless the non-U.S. shareholder certifies his or her non-U.S. status under penalties of perjury or otherwise establishes an exemption. If a non-U.S. shareholder is a nonresident alien individual, any gain such shareholder realizes upon the sale or exchange of such shareholder’s shares in a Fund in the United States will ordinarily be exempt from U.S. tax unless the gain is U.S. source income and such shareholder is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements.

Distributions from a Fund that are properly reported by such Fund as an interest-related dividend attributable to certain interest income received by such Fund or as a short-term capital gain dividend attributable to certain net short-term capital gain income received by such Fund may not be subject to U.S. federal income taxes, including withholding taxes when received by certain non-U.S. shareholders, provided that such Fund makes certain elections and certain other conditions are met. For tax years after December 31, 2022, amounts paid to or recognized by a non-U.S. affiliate that are excluded from tax under the portfolio interest, capital gain dividends, short-term capital gains or tax-exempt interest dividend exceptions or applicable treaties, may be taken into consideration in determining whether a corporation is an “applicable corporation” subject to a 15% minimum tax on adjusted financial statement income.

In addition, capital gain distributions attributable to gains from U.S. real property interests (including certain U.S. real property holding corporations) will generally be subject to United States withholding tax and will give rise to an obligation on the part of the non-U.S. shareholder to file a United States tax return.

Income Effectively Connected. If the income from a Fund is “effectively connected” with a U.S. trade or business carried on by a non-U.S. shareholder, then distributions of investment company taxable income and capital gain dividends, any amounts retained by such Fund which are properly reported by such Fund as undistributed capital gains and any gains realized upon the sale or exchange of such Fund’s Shares will be subject to U.S. income tax at the graduated rates applicable to U.S. citizens, residents and domestic corporations. Non-U.S. corporate shareholders may also be subject to the branch profits tax imposed by the Code. The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Non-U.S. shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in a Fund.

Treatment of Fund Expenses. Expenses incurred and deducted by the Fund will generally not be treated as income taxable to you.

Non-U.S. Tax Credit. Because the Fund may invest in non-U.S. securities, the tax statement that you receive may include an item showing non- U.S. taxes the Fund paid to other countries. In this case, dividends taxed to you will include your share of the taxes the Fund paid to other countries. You may be able to deduct or receive a tax credit for your share of these taxes.

Capital Loss Carryforward. Net capital losses of the Fund may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. To the extent that these loss carry-forwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to Fund shareholders. The Fund is subject to certain limitations, under U.S. tax rules, on the use of capital loss carry-forwards and net unrealized built-in losses. These limitations generally apply when there has been a 50% change in ownership. As of the date of this SAI, the Fund has not yet commenced operations and, accordingly, has no capital loss carryforwards.

Other Taxation. Fund shareholders may be subject to state, local and foreign taxes on their Fund distributions. Shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in a Fund.

Section 351 In-Kind Contributions. Each Fund may structure its initial capital raise from investors as a series of in-kind contributions from investors. In such a scenario, to defer gain recognition to the contributing investors, a Fund will require each in-kind contribution to be a diversified portfolio. If any of the in-kind contributions are not of a diversified portfolio, or if the contributing investors do not hold 80% of a Fund immediately after the contribution, the in-kind contribution will result in the recognition of gain or loss to the contributing investors. If gain is deferred to the contributing investors, then a Fund will have a carry-over basis and holding period from the investors. If for any reason the contributing investors do not provide a Fund with accurate information, then the Fund may recognize additional gain and be responsible for interest and penalties. If the amount of any such additional gain is large enough, it could affect a Fund’s ability to maintain its status as a regulated investment company. If a Fund does not maintain its status as a regulated investment company, then it would be subject to regular corporation income tax.

If a Fund structures its initial capital raise as set forth above, the Fund will only accept in-kind contributions that are consistent with its investment strategy. Further, at the time of such a contribution, the Fund will not have any plan or intention to dispose of the securities contributed.

In such a scenario, if the contribution is determined to have failed the requirements of I.R.C. § 351, a Fund’s basis in its assets is likely to be higher than originally thought. This may result in some distributions being recharacterized as returns of capital rather than dividends. Returns of capital are generally not currently taxable, instead reduce a Shareholder’s basis in the Fund shares increasing gain on an ultimate sale. If a distribution that is not treated as a dividend exceeds a Shareholder’s basis in a Fund shares, the excess will be treated as gain from the disposition of the Fund shares.

Determination of Net Asset Value

The NAV per share of a Fund is computed by dividing the value of the net assets of a Fund (i.e., the value of its total assets less total liabilities) by the total number of such Fund’s Shares outstanding, rounded to the nearest cent. Expenses and fees, including the management fees, are accrued daily and taken into account for purposes of determining NAV. The NAV of a Fund is calculated and determined at the scheduled close of the regular trading session on the NYSE (ordinarily 4:00 p.m., Eastern time) on each day that the NYSE is open, provided that fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments on any day that the Securities Industry and Financial Markets Association (“SIFMA”) announces an early closing time.

In calculating a Fund’s NAV per Fund Share, such Fund’s investments are generally valued using market prices to the extent such market quotations are readily available. If market quotations are not readily available, including if market quotations are deemed to be unreliable by the Adviser, a Fund will fair value such investments and use the fair value to calculate such Fund’s NAV. Pursuant to Rule 2a-5 under the 1940 Act (“Rule 2a-5”), the Board of Trustees has designated the Adviser to perform the fair value determinations for a Fund’s portfolio holdings subject to the Board of Trustees’ oversight. The Adviser’s fair value determinations will be carried out in compliance with Rule 2a-5 and based on fair value methodologies established and applied by the Adviser and periodically tested to ensure such methodologies are appropriate and accurate with respect to a Fund’s portfolio holdings. The Adviser’s fair value methodologies may involve obtaining inputs and prices from third-party pricing services.

Dividends and Distributions

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Dividends, Distributions and Taxes.”

General Policies. Dividends from net investment income of a Fund, if any, are declared and paid at least annually. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve the status of a Fund as a regulated investment company or to avoid imposition of income or excise taxes on undistributed income.

Dividends and other distributions of a Fund’s Shares are distributed on a pro rata basis to Beneficial Owners of such shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from a Fund.

Dividend Reinvestment Service. No reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of a Fund for reinvestment of their dividend distributions. Beneficial Owners should contact their brokers in order to determine the availability and costs of the service and the details of participation therein. Brokers may require Beneficial Owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of a Fund purchased in the secondary market.

Performance Information

Because each Fund has not commenced operations prior to the date of the Prospectus, the Funds do not have performance information available. Once available, each Fund’s performance information, such as yield or total return, may be quoted in advertisements or in communications to present or prospective shareholders. Performance quotations represent a Fund’s past performance and should not be considered as representative of future results. A Fund will calculate its performance in accordance with the requirements of the rules and regulations under the 1940 Act, as they may be revised from time to time. To obtain a Fund’s most current performance information once available, please call [  ] or visit the Fund’s website at https://www.tengrove.com/[____].

Financial Statements

The Funds have not yet commenced investment operations; therefore, financial statements are not yet available.

Exhibit A

PROXY VOTING POLICY AND PROCEDURES

TENGROVE LLC

PROXY VOTING

[To be added]

A-1

TenGrove ETF Trust

Part C – Other Information

Item 28.	Exhibits

Exhibit No.	Description

(a)	(1) Certificate of Trust (filed herewith)

(2) Agreement and Declaration of Trust of the Registrant (1)

(b)	By-Laws of the Registrant (1)

(c)	Not applicable

(d)	(1) Investment Management Agreement between the Registrant and TenGrove LLC (1)

(2) Investment Sub-Advisory Agreement between the Registrant and _________ (1)

(e)	Distribution Agreement between the Registrant and ________ (1)

(f)	Not Applicable

(g)	Custodian Agreement between the Registrant and __________ (1)

(h)	(1) Fund Administration Servicing Agreement between the Registrant and __________ (1)

(2) Fund Accounting Services Agreement between the Registrant and __________ (1)

(3) Transfer Agent Servicing Agreement between the Registrant and __________ (1)

(4) Form of Authorized Participant Agreement. (1)

(i)	Opinion of Legal Counsel (1)

(j)	Consent of Independent Registered Public Accounting Firm (1)

(k)	Not Applicable

(l)	Not Applicable

(m)	Rule 12b-1 Distribution Plan (1)

(n)	Not Applicable

(o)	Not Applicable

(p)	(1) Code of Ethics of Registrant (1)

(2) Code of Ethics of TenGrove LLC (1)

(3) Code of Ethics of Sub-Adviser (1)

(4) Code of Ethics of Distributor (1)

(q)	Powers of Attorney (1)

_________________________

(1)	To be filed by amendment.

Item 29.	Persons Controlled By or Under Common Control with Registrant

Not Applicable.

Item 30.	Indemnification

[To be provided by amendment.]

Item 31.	Business and Other Connections of the Investment Adviser

Certain information pertaining to the business and other connections of TenGrove LLC, the investment adviser to the Funds, is hereby incorporated by reference from the Prospectus and Statement of Additional Information contained herein. The information required by this Item with respect to any director, officer or partner of TenGrove LLC is incorporated by reference to the Form ADV filed by TenGrove LLC with the Securities and Exchange Commission pursuant to the Investment Advisers Act of 1940, as amended (File No. [_______]).

Certain information pertaining to the business and other connections of [__________], the investment sub-adviser to the Funds, is hereby incorporated by reference from the Prospectus and Statement of Additional Information contained herein. The information required by this Item with respect to any director, officer or partner of [__________] is incorporated by reference to the Form ADV filed by [__________]with the Securities and Exchange Commission pursuant to the Investment Advisers Act of 1940, as amended (File No. [_______]).

Item 32.	Principal Underwriter

(a) _________ (“____”), a registered broker-dealer, is the principal underwriter of the Registrant’s shares. _______ serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:

[To be provided by amendment.]

(b) The following are the Officers and Manager of the Distributor, the Registrant’s underwriter. The Distributor’s main business address is [address].

[To be provided by amendment.]

(c) Not Applicable.

Item 33.	Location of Accounts and Records

All accounts, books and other documents required to be maintained by Section 31(a) of 15 U.S.C. 80a-3-(a) and rules under that section, are maintained by the Registrant’s sub-adviser, ___________, [address], with the exception of those maintained by the Registrant’s investment advisor, TenGrove LLC, [______].

Item 34.	Management Services

Not Applicable.

Item 35.	Undertakings

Not Applicable.

Signatures

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized in the City of Fairfield, and State of Connecticut, on the 4th day of September, 2026.

TenGrove ETF Trust

By:	/s/ William O’Boyle
William O’Boyle
Initial Sole Trustee

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

Signature	Title	Date
/s/ William O’Boyle	Initial Sole Trustee	September 4, 2026
William O’Boyle

Index to Exhibits

(a)(1)	Certificate of Trust